UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06017

Aberdeen Global Select Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Ms. Andrea Melia

c/o Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 387-6977

Date of fiscal year end: October 31st

Date of reporting period: October 31, 2013

Item 1. Reports to Shareholders.

Aberdeen Investment Funds

Aberdeen Global Select Opportunities Fund Inc.

Annual Report

October 31, 2013

Aberdeen Global Select Opportunities Fund Inc.

Aberdeen Select International Equity Fund

Aberdeen Select International Equity Fund II

Aberdeen Total Return Bond Fund

Aberdeen Global High Income Fund

Letter to Shareholders	Page 1

Market Review	Page 2
Aberdeen Global Select Opportunities Fund Inc.	Page 3
Aberdeen Select International Equity Fund	Page 9
Aberdeen Select International Equity Fund II	Page 15
Aberdeen Total Return Bond Fund	Page 21
Aberdeen Global High Income Fund	Page 34

Financial Statements	Page 44

Notes to Financial Statements	Page 58

Shareholder Expense Examples	Page 79

Report of Independent Registered Public Accounting Firm	Page 80

Other Tax Information	Page 81

Management of the Funds	Page 82

Investors should carefully consider a fund’s investment objectives, risks, fees, and expenses before investing any money. To obtain this and other fund information, please call 1-800-387-6977 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc. are distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc. file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make their most recent Forms N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-387-6977. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-800-387-6977; and (ii) on the Commission’s website at www.sec.gov.

Letter to Shareholders

October 31, 2013

Dear Shareholder:

Welcome to the Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc. Annual Report covering the activities for the twelve-month period ended October 31, 2013.

Market overview

During the reporting period, global equity markets continued their bull run amid widespread dovish monetary policy by central banks and growing optimism toward the end of the summer that the U.S. Federal Reserve’s (Fed) quantitative easing policy would continue at least through the first quarter of 2014. On the other hand, global investment-grade fixed income markets posted mostly negative returns as U.S. Treasury yields spiked and markets experienced a sharp sell-off in risk assets amid confused rhetoric from the Fed in early summer.

Going forward, we believe the overall global economic recovery remains fragile and any action in the form of tapering by the Fed needs to be carefully calculated. We believe that central banks around the world continue to walk the fine line between the fiscal conservatism necessary to tighten up balance sheets in heavily indebted Western nations and the continued stimulus that is necessary to support growth. Given President Obama’s recent nomination of Janet Yellen as the next Fed Chief, we expect policy to likely remain fairly dovish for the short-to-medium term, allowing equity markets to continue their strong run and investment-grade fixed income markets to correct. Therefore, we believe that now is the time for investors to consider diversifying their portfolios globally to gain access to the growth potential of Asia and emerging markets as well as securities that are less interest rate sensitive than U.S. dollar-denominated securities.*

Anne Richards, Aberdeen Group’s Chief Investment Officer, provides you with a detailed insight on the investment marketplace in the Global Market Review and Outlook on the following page.

Aberdeen Developments

In May 2013, Aberdeen Group completed the acquisition of Artio Global Investors Inc., a U.S. publicly-listed asset manager. This acquisition expands Aberdeen’s U.S. business, deepens our distribution network in the U.S., and adds to our existing fixed income capabilities. Artio’s Global High Yield and Total Return Bond teams, including lead portfolio managers Greg Hopper and Don Quigley, have comfortably migrated their teams to Aberdeen’s New York City office.

In June 2013, Aberdeen hosted the second annual U.S. Investment Conference at the TimeWarner Center in New York City. Approximately 200 financial advisors gathered to observe panels of Aberdeen fund managers and guest speakers, including keynote speaker Todd Buchholz, discuss the main theme, “Navigating a New Investment Reality.” Toward the end of the reporting period in October 2013, Aberdeen held its Annual Investment Conference in London, where institutional investors and financial advisors from around the world gathered to observe panel discussions from different Aberdeen investment teams and guest speakers on the outlook for central bank monetary policy and other key economic issues against the backdrop of “Investing in Different Tomorrows.”

During the reporting period, Aberdeen’s global marketing team won a total of 11 STAR Awards from the Mutual Fund Education Association for our mutual fund client and marketing communications. We are pleased and proud to be so recognized.

Additionally, Aberdeen has launched a global campaign to educate investors about how fixed income should be viewed in the current global economic context and to promote Aberdeen’s wide range of fixed income capabilities. This campaign largely promotes the Aberdeen Global High Income Fund and the Aberdeen Total Return Bond Fund as well as our other strategies and funds. To learn more about the campaign and Aberdeen’s fixed income capabilities, visit www.aberdeen-asset.us/fixedincome.

Thank you for choosing Aberdeen Investment Funds and Aberdeen Global Select Opportunities Fund Inc. We value your investment with us.

Yours sincerely,

Gary Marshall

President

Aberdeen Investment Funds

Aberdeen Global Select Opportunities Fund, Inc.

*	Diversification does not ensure a profit or eliminate the risk of loss.

2013 Annual Report

Market Review

Major global equity market indices rose sharply during the 12-month period ended October 31, 2013, buoyed mainly by coordinated global central bank monetary policy. The developed markets significantly outperformed their emerging markets counterparts for the period. The U.S. broader-market S&P 500 Index and the MSCI All Country World ex-U.S. Index gained 27.2% and 20.3%, respectively, versus the 6.9% return of the MSCI Emerging Markets Index over the annual period. Investors appeared to be preoccupied initially by the U.S. presidential election in November 2012, and then focused on a succession of impending crises fueled by the ongoing political wrangling in Washington, DC over federal spending and debt management – including a partial shutdown of the U.S. government in October 2013. Elsewhere, there were signs of economic recovery in Europe, albeit a modest upturn, and China rebounded from a comparative slowdown earlier in the annual period, buoyed mainly by loose monetary policy.

Shares of U.S. companies posted healthy gains during the annual period amid the release of modestly improving U.S. economic data and with the support of continued accommodative monetary policy. At first, the uncertain fiscal situation across Europe and the upcoming U.S. presidential election dominated the news, swiftly followed by the impending fiscal cliff and the eventual reality of across-the-board U.S. federal spending cuts. The Federal Reserve (Fed) then assumed the spotlight, as global financial markets clamored for a sign from the central bank as to when it would begin to slow the pace of its monetary easing. Major market indices moved higher after the Fed announced at its September 2013 meeting that it would keep policy unchanged. Late in the period, markets appeared to be preoccupied with the 15-day U.S. government shutdown which began on October 1 after politicians failed to agree on a budget for the 2014 fiscal year. By the end of the reporting period, Congress had reached an accord on temporary funding of government operations and suspending the nation’s debt ceiling until early 2014.

Japan was the strongest performer among the major developed equity markets for the annual period attributable largely to the Bank of Japan’s aggressive monetary easing policy, as well as a notable decline in the yen versus most major global currencies – which was a boon to exports. Europe emerged from recession in the third quarter of 2013 after six consecutive quarters of contraction, while UK gross domestic product (GDP) growth accelerated. The European Central Bank (ECB) lowered its benchmark interest rate in May 2013 and asserted that it could implement negative deposit rates in an effort to encourage banks to lend. However, as of the end of the reporting period, the ECB had not taken additional actions, although ECB President Mario Draghi indicated that all policy options remained on the table.

Emerging market equities provided only modest returns for much of the period until rallying in September and October 2013. Performance initially was dampened by concerns about slowing economic growth in the developing markets, along with the ongoing monetary policy tightening in China. Emerging markets suffered a significant correction in June after the Fed began communicating a timeline for the withdrawal of its quantitative easing program, which has supplied copious amounts of liquidity to emerging economies. The upturn late in the annual period was spurred mainly by an increase in investor risk appetite, as well as improvement in Chinese economic growth. China’s GDP grew 7.8% year over year in the third quarter, up from the 7.5% rate for the previous three-month period, bolstered by the manufacturing sector. Nonetheless, there was a slowdown in infrastructure investment, which we believe may signal that the momentum of the economic rebound is fading, particularly if credit growth continues to decline. In Latin America, economic data over the reporting period generally did not meet expectations. The governments of Brazil, Chile, Colombia and Mexico all downgraded their full-year GDP forecasts. Additionally, the Brazilian central bank embarked on a rate-tightening cycle in an effort to stem inflation.

There was quite a different performance story in the global investment-grade fixed income markets. The Barclays Capital Global Aggregate Bond Index, the broad investment-grade fixed income market benchmark, returned -1.5% for the annual period. The markets were well-supported through May 2013 by central bank asset purchases in Japan and the West, signs of a stalling global economic recovery, and receding inflation. Subsequently, however, U.S. monetary policy dynamics came to the fore in driving market sentiment. Fears that the Fed was about to reduce its stimulus program led to a spike in U.S. Treasury yields, and consequently, a sharp sell-off across other markets. Income investors were not completely “left out in the cold,” however, as positive returns could be found further down on the credit quality ladder, with both the U.S. and global high yield markets posting gains for the annual period. High yield bonds historically have outperformed versus their investment-grade counterparts in rising interest-rate environments.

Outlook

The Fed’s recent deferral of monetary policy tapering has provided some relief for bond markets; however, we think that this is merely a short term reprieve. We maintain our expectation of bond yields gradually rising from their current, historic lows once monetary tightening begins, most likely in the first half of 2014. Due to the vast scale and reach of the U.S. quantitative easing program (dubbed “QE3”), we see the likely impact being felt across global bond markets. In our view, global equities are well-positioned to gain from improving economic activity in the developed world, particularly given the current healthy balance sheets and margins of many companies. We are, however, conscious of the significant rise in company valuations that has occurred, particularly in developed equity markets, and we note the need for an improvement in earnings growth to substantiate further re-rating. Looking ahead, we believe the markets will remain highly sensitive to Fed policy-induced capital outflows, and growth in emerging economies generally should exceed that of the developed world, yet with more volatility. We believe that both demographics and the scope for productivity growth remain positive in emerging markets, and that the fundamentals remain attractive over a longer time horizon.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

Annual Report 2013

Aberdeen Global Select Opportunities Fund Inc. (Unaudited)

Aberdeen Global Select Opportunities Fund Inc. (Class A shares at net asset value net of fees) returned 15.02% for the 12-month period ended October 31, 2013, versus 23.29% for its benchmark, the MSCI All Country World Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Global Multi-Cap Growth Funds (consisting of 232 funds) was 25.89% for the period.

Market review

Global equities rallied significantly during the reporting period. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare a written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, prepared written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After Aberdeen Asset Management Inc. was appointed as investment adviser of the Fund effective May 22, 2013, the Aberdeen Global Equity team began to position the Fund in accordance with Aberdeen’s investment process.

Fund positioning and outlook

As bottom-up stock pickers, our country and sector allocations are driven by where we believe that we can find quality companies with attractive valuations. This approach may lead to significant deviations from the MSCI All Country World Index benchmark.

At the end of the reporting period, the Fund was most overweight relative to the benchmark in Switzerland and the UK.

Switzerland – In our view, the Swiss market is home to some of Europe’s best-run companies. The Fund holds substantial positions in food conglomerate Nestle, pharmaceutical companies Roche and Novartis, as well as insurer Zurich Insurance.

UK – We believe that this market has a broad array of diverse companies that benefit from a range of growth drivers that underpins their prospects and earnings. The Fund has positions in Vodafone, Standard Chartered, HSBC, Royal Dutch Shell, BHP Billiton and British American Tobacco, which generate significant portions of their revenue from overseas. We also hold utility Centrica, which is more directly exposed to UK gas consumption.

The Fund’s largest underweight positions were in the U.S., Japan and Germany.

U.S. – We believe that excessive risk and leverage in the banking sector have hobbled the U.S. economy. Recovery is likely to be tenuous, in our opinion, as the country works through its massive imbalances. However, we hold several firms that we think are well-managed, including energy company Schlumberger.

Japan – Although Japan is Asia’s biggest market, we feel that quite a few domestically-oriented corporations remain unattractive due to an inherent lack of competitiveness amid a sluggish domestic economy. The recent stock market rally has been fuelled by hope and expectation surrounding political rhetoric, in our view, rather than evidence of improving fundamentals at the company level.

Germany – The Fund is underweight in this market as we believe that there are better opportunities elsewhere.

The Fund’s most notable sector overweights versus the benchmark were energy and consumer staples.

Energy –The Fund holds a broad range of exposures within this sector covering energy and energy service companies with operations spread around the world. Holdings include Eni and Royal Dutch Shell.

Consumer Staples – The Fund is overweight in this sector as a result of our bottom-up, stock-driven investment process. Holdings in this sector include British American Tobacco, Philip Morris International, and Nestle. We are attracted to the strong characteristics and sound cash flows of the underlying businesses and, in many cases, the exposure these companies have to domestic demand growth in emerging markets.

Conversely, the Fund was most underweight relative to the benchmark in the consumer discretionary and financials sectors.

2013 Annual Report

Aberdeen Global Select Opportunities Fund Inc. (Unaudited) (concluded)

Consumer Discretionary – The Fund has only a small position in this sector, which is dominated by developed-market companies exposed to the over-indebted western consumer, in our view.

Financials – Although the Fund holds a diverse range of stocks both in the context of geography and end-market exposure, the position is underweight in comparison to the benchmark.

While the Fund used derivatives during the reporting period, they had minimal impact on performance. The Fund had no derivative positions open as of October 31, 2013.

In our view, investors realize that financial markets are approaching a period of transition, from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the likely delay of quantitative easing (QE) tapering was significant, we see indications of growing Fed confidence in U.S. economic growth. In our opinion, it would seem premature for Fed officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With a lot of positive news already discounted, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore believe that there will be higher levels of volatility in the medium term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-387-6977 or visiting www.aberdeen-asset.us.

Total returns assume the reinvestment of all distributions. Investment performance reflects fee waivers and, in the absence of such waivers, returns would have been lower. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Global Select Opportunities Fund Inc. (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)	1 Yr.	5 Yr.	Inception
Class A1	15.02%	8.83%	5.36%
Class I2	15.23%	9.08%	3.87%

1	Class commenced operations on July 01, 2004.
2	Class commenced operations on March 14, 2005.

2013 Annual Report

Aberdeen Global Select Opportunities Fund Inc. (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Select Opportunities Fund Inc., Morgan Stanley Capital International (MSCI) All Country World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI All Country World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 developed markets countries including: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	88.9%
Preferred Stocks	9.4%
Repurchase Agreement	2.1%
Liabilities in excess of other assets	(0.4%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by Morgan Stanley Capital International’s and Standard & Poor’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	18.4%
Energy	17.6%
Consumer Staples	16.6%
Health Care	12.9%
Information Technology	8.8%
Materials	8.5%
Industrials	8.0%
Telecommunication Services	4.5%
Utilities	1.9%
Consumer Discretionary	1.1%
Other	1.7%
100.0%

Top Holdings*
Roche Holding AG	4.0%
British American Tobacco PLC	3.7%
Philip Morris International, Inc.	3.6%
Vodafone Group PLC	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
Johnson & Johnson	3.0%
CVS Caremark Corp.	3.0%
Novartis AG	3.0%
Royal Dutch Shell PLC, B Shares	3.0%
Standard Chartered PLC	2.9%
Other	67.2%
100.0%

Top Countries
United States	29.1%
United Kingdom	18.6%
Switzerland	11.8%
Brazil	6.5%
Italy	5.6%
Japan	4.4%
Sweden	4.2%
Canada	4.0%
Taiwan	3.1%
Republic of South Korea	2.9%
Other	9.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Global Select Opportunities Fund Inc.

	Shares or Principal Amount	Value
COMMON STOCKS (88.9%)
AUSTRALIA (1.4%)
Financials (1.4%)
QBE Insurance Group Ltd.	8,300	$116,323
CANADA (4.0%)
Industrials (2.1%)
Canadian National Railway Co.	1,600	175,749
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	5,000	155,344
		331,093
CHINA (1.5%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares	106,000	121,408
FRANCE (1.0%)
Industrials (1.0%)
Schneider Electric SA	1,000	84,357
HONG KONG (2.5%)
Financials (2.5%)
AIA Group Ltd.	25,500	129,423
Swire Pacific Ltd., Class A	7,000	80,942
		210,365
ITALY (5.6%)
Energy (5.6%)
Eni SpA	8,800	223,121
Tenaris SA, ADR	5,100	238,731
		461,852
JAPAN (4.4%)
Financials (1.0%)
Daito Trust Construction Co. Ltd.	800	81,623
Industrials (1.5%)
FANUC Corp.	800	128,182
Materials (1.9%)
Shin-Etsu Chemical Co. Ltd.	2,800	157,823
		367,628
MEXICO (1.8%)
Consumer Staples (1.8%)
Fomento Economico Mexicano SAB de CV, ADR	1,600	149,280
SINGAPORE (1.0%)
Financials (1.0%)
City Developments Ltd.	10,000	83,041
SOUTH AFRICA (1.0%)
Telecommunication Services (1.0%)
MTN Group Ltd.	4,200	83,761
SWEDEN (4.2%)
Financials (2.0%)
Nordea Bank AB	13,000	166,743
Industrials (1.4%)
Atlas Copco AB, A Shares	4,100	113,920
Information Technology (0.8%)
Telefonaktiebolaget LM Ericsson, B Shares	6,000	71,719
		352,382
SWITZERLAND (11.8%)
Consumer Staples (2.1%)
Nestle SA	2,400	173,596
Financials (2.7%)
Zurich Insurance Group AG *	800	221,656
Health Care (7.0%)
Novartis AG	3,200	248,954
Roche Holding AG	1,200	332,880
		581,834
		977,086
TAIWAN (3.1%)
Information Technology (3.1%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,800	254,058
UNITED KINGDOM (18.6%)
Consumer Staples (3.7%)
British American Tobacco PLC	5,600	309,136
Energy (3.0%)
Royal Dutch Shell PLC, B Shares	7,100	246,331
Financials (4.9%)
HSBC Holdings PLC	14,900	163,284
Standard Chartered PLC	10,100	243,319
		406,603
Materials (1.6%)
BHP Billiton PLC	4,300	133,366
Telecommunication Services (3.5%)
Vodafone Group PLC	79,600	287,103
Utilities (1.9%)
Centrica PLC	27,600	156,705
		1,539,244
UNITED STATES (27.0%)
Consumer Discretionary (1.1%)
Comcast Corp., Class A	1,900	90,402
Consumer Staples (9.0%)
CVS Caremark Corp.	4,000	249,040
PepsiCo, Inc.	2,400	201,816
Philip Morris International, Inc.	3,300	294,096
		744,952

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Global Select Opportunities Fund Inc.

	Shares or Principal Amount	Value
Energy (5.9%)
Chevron Corp.	1,000	$119,960
EOG Resources, Inc.	1,100	196,240
Schlumberger Ltd.	1,800	168,696
		484,896
Health Care (5.9%)
Baxter International, Inc.	1,800	118,566
Johnson & Johnson	2,700	250,047
Quest Diagnostics, Inc.	2,000	119,820
		488,433
Industrials (2.0%)
United Technologies Corp.	1,600	170,000
Information Technology (2.0%)
Oracle Corp.	5,000	167,500
Materials (1.1%)
Praxair, Inc.	700	87,297
		2,233,480
Total Common Stocks		7,365,358
PREFERRED STOCKS (9.4%)
BRAZIL (6.5%)
Energy (1.6%)
Petroleo Brasileiro SA, ADR, Preferred Shares	7,200	130,752
Financials (2.9%)
Banco Bradesco SA, ADR, Preferred Shares	16,500	237,930
Materials (2.0%)
Vale SA, ADR, Preferred Shares	11,500	168,360
		537,042
REPUBLIC OF SOUTH KOREA (2.9%)
Information Technology (2.9%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (a)	500	239,550
Total Preferred Stocks		776,592
REPURCHASE AGREEMENT (2.1%)
UNITED STATES (2.1%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $171,625 collateralized by Federal Home Loan Mortgage Corp., maturity 09/10/2015; total market value of $180,031	$171,625	171,625
Total Repurchase Agreement		171,625
Total Investments (Cost $8,056,448) (b)—100.4%		8,313,575

Liabilities in excess of other assets—(0.4)%		(35,350)
Net Assets—100.0%		$8,278,225

*	Non-income producing security.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Select International Equity Fund (Unaudited)

Aberdeen Select International Equity Fund (Class A shares at net asset value net of fees) returned 20.70% for the 12-month period ended October 31, 2013, versus 20.29% for its benchmark, the MSCI All Country World ex-U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Multi-Cap Growth Funds (consisting of 335 funds) was 21.94% for the period.

Market review

Global equities rallied significantly during the reporting period. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare a written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, prepared written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After Aberdeen Asset Management Inc. was appointed as investment adviser of the Fund effective May 22, 2013, the Aberdeen Global Equity team began to position the Fund in accordance with Aberdeen’s investment process.

Fund positioning and Outlook

As bottom-up stock pickers, our country and sector allocations are driven by where we believe that we can find quality companies with attractive valuations. This approach may lead to significant deviations from the benchmark MSCI All Country World ex-U.S. Index.

At the end of the reporting period, the Fund was most overweight relative to the benchmark in Switzerland and the UK.

Switzerland – In our view, the Swiss market is home to some of Europe’s best-run companies. The Fund holds substantial positions in food conglomerate Nestle, pharmaceutical companies Roche and Novartis, as well as insurer Zurich Insurance.

UK – We believe that this market has a broad array of diverse companies that benefit from a range of growth drivers that underpins their prospects and earnings. The Fund has positions in Vodafone, Standard Chartered, HSBC, Royal Dutch Shell, BHP Billiton and British American Tobacco, which generate significant portions of their revenue from overseas. We also hold utility Centrica, which is more directly exposed to UK gas consumption.

The Fund’s largest underweight positions were in Japan and Germany.

Japan – Although Japan is Asia’s biggest market, we feel that quite a few domestically-oriented corporations remain unattractive due to an inherent lack of competitiveness amid a sluggish domestic economy. The recent stock market rally has been fuelled by hope and expectation surrounding political rhetoric, in our view, rather than evidence of improving fundamentals at the company level.

Germany – The Fund is underweight in this market as we believe that there are better opportunities elsewhere.

The Fund’s most notable sector overweights versus the benchmark were energy and consumer staples.

Energy – The Fund holds a broad range of exposures within this sector covering energy and energy service companies with operations spread around the world. Holdings include Eni and Royal Dutch Shell.

Consumer Staples – The Fund is overweight in this sector as a result of our bottom-up, stock-driven investment process. Holdings in this sector include British American Tobacco, Philip Morris International, and Nestle. We are attracted to the strong characteristics and sound cash flows of the underlying businesses and, in many cases, the exposure these companies have to domestic demand growth in emerging markets.

Conversely, the Fund was most underweight relative to the benchmark in the consumer discretionary and financials sectors.

Consumer Discretionary – The Fund has only a small position in this sector, which is dominated by developed-market companies exposed to the over-indebted western consumer, in our view.

2013 Annual Report

Aberdeen Select International Equity Fund (Unaudited) (concluded)

Financials – Although the Fund holds a diverse range of stocks both in the context of geography and end-market exposure, the position is underweight in comparison to the benchmark.

The Fund’s use of total return swaps, forward foreign exchange contracts and futures contracts positively contributed to the performance of the Fund during the year. The Fund had no derivative positions open as of October 31, 2013.

In our view, investors realize that financial markets are approaching a period of transition, from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the likely delay of quantitative easing (QE) tapering was significant, we see indications of growing Fed confidence in U.S. economic growth. In our opinion, it would seem premature for Fed officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With a lot of positive news already discounted, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore believe that there will be higher levels of volatility in the medium term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-387-6977 or visiting www.aberdeen-asset.us.

Total returns assume the reinvestment of all distributions. Investment performance reflects fee waivers and, in the absence of such waivers, returns would have been lower. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Select International Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)	1 Yr.	5 Yr.	10 Yr.
Class A	20.70%	5.97%	6.26%
Class I	21.04%	6.23%	6.52%

2013 Annual Report

Aberdeen Select International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund, Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-US), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	87.3%
Preferred Stocks	11.6%
Government Bonds	0.3%
Exchange Traded Funds	0.2%
Repurchase Agreement	0.1%
Other assets in excess of liabilities	0.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by Morgan Stanley Capital International’s and Standard & Poor’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	20.6%
Energy	14.2%
Consumer Staples	14.0%
Materials	10.8%
Industrials	9.9%
Information Technology	9.4%
Health Care	9.2%
Telecommunication Services	7.9%
Utilities	2.9%
Other	1.1%
100.0%

Top Holdings*
Roche Holding AG	4.9%
Samsung Electronics Co. Ltd., Preferred Shares	4.6%
British American Tobacco PLC	4.3%
Novartis AG	4.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.9%
Nestle SA	3.9%
Vodafone Group PLC	3.6%
Eni SpA	3.3%
Royal Dutch Shell PLC, B Shares	3.2%
Standard Chartered PLC	3.0%
Other	61.0%
100.0%

Top Countries
United Kingdom	24.3%
Switzerland	16.9%
Brazil	7.0%
Japan	6.6%
Italy	6.3%
Canada	5.4%
Republic of South Korea	4.6%
Sweden	4.5%
France	4.3%
Taiwan	3.9%
Other	16.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.3%)
AUSTRALIA (1.5%)
Financials (1.5%)
QBE Insurance Group Ltd.	705,600	$9,888,885
BULGARIA (0.3%)
Financials (0.2%)
LEV Insurance (a)(b)(c)	4,078,860	1,933,107
Industrials (0.1%)
Sparki Eltos AD-Lovech (a)(b)(c)	1,321,370	358,219
		2,291,326
CANADA (5.4%)
Industrials (2.3%)
Canadian National Railway Co.	138,300	15,191,317
Materials (2.0%)
Potash Corp. of Saskatchewan, Inc.	434,100	13,486,925
Telecommunication Services (1.1%)
TELUS Corp.	208,100	7,267,586
		35,945,828
CHINA (1.5%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares	8,943,200	10,243,145
FRANCE (4.3%)
Consumer Staples (2.3%)
Casino Guichard-Perrachon SA	133,200	15,013,781
Industrials (1.0%)
Schneider Electric SA	80,200	6,765,425
Utilities (1.0%)
GDF Suez	281,000	7,006,234
		28,785,440
GERMANY (1.0%)
Materials (1.0%)
Linde AG	34,700	6,602,088
HONG KONG (3.3%)
Financials (3.3%)
AIA Group Ltd.	2,924,400	14,842,564
Swire Pacific Ltd., Class A	588,900	6,809,563
		21,652,127
ITALY (6.3%)
Energy (6.3%)
Eni SpA	865,600	$21,946,993
Tenaris SA, ADR	433,100	20,273,411
		42,220,404
JAPAN (6.6%)
Consumer Staples (1.0%)
Japan Tobacco, Inc.	194,700	7,045,001
Financials (1.1%)
Daito Trust Construction Co. Ltd.	69,600	7,101,172
Industrials (2.0%)
FANUC Corp.	82,500	13,218,836
Materials (2.5%)
Shin-Etsu Chemical Co. Ltd.	291,800	16,447,396
		43,812,405
LATVIA (0.0%)
Financials (0.0%)
AS Parex Banka* (c)	1,424,182	–
MEXICO (2.5%)
Consumer Staples (2.5%)
Fomento Economico Mexicano SAB de CV, ADR	176,100	16,430,130
SERBIA (0.2%)
Financials (0.2%)
Komercijalna Banka ad Beograd*	95,073	1,382,962
Industrials (0.0%)
Toza Markovic ad Kikinda* (a)(b)(c)	78,160	80,145
		1,463,107
SINGAPORE (3.7%)
Financials (1.6%)
City Developments Ltd.	1,253,000	10,405,047
Telecommunication Services (2.1%)
Singapore Telecommunications Ltd.	4,570,600	13,929,027
		24,334,074
SOUTH AFRICA (1.1%)
Telecommunication Services (1.1%)
MTN Group Ltd.	362,600	7,231,343
SWEDEN (4.5%)
Financials (2.1%)
Nordea Bank AB	1,107,500	14,205,191
Industrials (1.5%)
Atlas Copco AB, A Shares	350,700	9,744,301
Information Technology (0.9%)
Telefonaktiebolaget LM Ericsson, B Shares	505,500	6,042,362
		29,991,854
SWITZERLAND (16.9%)
Consumer Staples (3.9%)
Nestle SA	355,500	25,713,931
Financials (2.8%)
Zurich Insurance Group AG*	68,000	18,840,704
Health Care (9.2%)
Novartis AG	365,600	28,442,957
Roche Holding AG	118,600	32,899,697
		61,342,654

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Select International Equity Fund

	Shares or Principal Amount	Value
Industrials (1.0%)
Schindler Holding AG	46,800	$6,651,383
		112,548,672
TAIWAN (3.9%)
Information Technology (3.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	6,932,000	25,836,178
UNITED KINGDOM (24.3%)
Consumer Staples (4.3%)
British American Tobacco PLC	521,300	28,777,229
Energy (4.7%)
John Wood Group PLC	779,600	10,170,351
Royal Dutch Shell PLC, B Shares	600,800	20,844,487
		31,014,838
Financials (5.1%)
HSBC Holdings PLC	1,263,700	13,848,417
Standard Chartered PLC	841,900	20,282,200
		34,130,617
Industrials (2.0%)
Weir Group PLC (The)	366,500	13,277,876
Materials (2.7%)
BHP Billiton PLC	572,400	17,753,236
Telecommunication Services (3.6%)
Vodafone Group PLC	6,702,500	24,174,709
Utilities (1.9%)
Centrica PLC	2,174,500	12,346,221
		161,474,726
VENEZUELA (0.0%)
Financials (0.0%)
Banco Provincial SA-Banco Universal (a)(c)	18,422	281,236
Banco Venezolano de Credito SA* (a)(c)	156	–
		281,236
Industrials (0.0%)
Cemex Venezuela SACA-I* (a)(c)	15,843,815	–
Materials (0.0%)
Siderurgica Venezolana Sivensa SACA, ADR (c)	2,847,910	–
		281,236
Total Common Stocks		581,032,968
EXCHANGE TRADED FUNDS (0.2%)
RUSSIA (0.2%)
Renaissance Pre-IPO Fund* (a)(c)	92,634	1,389,510
Total Exchange Traded Funds		1,389,510
GOVERNMENT BONDS (0.3%)
VENEZUELA (0.3%)
Bonos de la Deuda Publica Nacional (VEF), 17.25%, 12/31/2015 (a)(c)	$10,000,000	232,811
Bonos de la Deuda Publica Nacional (VEF), 16.00%, 08/23/2018 (a)(c)	49,500,000	1,142,969
Bonos de la Deuda Publica Nacional (VEF), 18.00%, 04/12/2018 (a)(c)	20,000,000	473,255
		1,849,035
Total Government Bonds		1,849,035
PREFERRED STOCKS (11.6%)
BRAZIL (7.0%)
Energy (1.7%)
Petroleo Brasileiro SA, ADR, Preferred Shares	611,600	11,106,656
Financials (2.7%)
Banco Bradesco SA, ADR, Preferred Shares	1,237,800	17,849,076
Materials (2.6%)
Vale SA, ADR, Preferred Shares	1,198,100	17,540,184
		46,495,916
REPUBLIC OF SOUTH KOREA (4.6%)
Information Technology (4.6%)
Samsung Electronics Co. Ltd., Preferred Shares	32,100	30,987,886
Total Preferred Stocks		77,483,802
REPURCHASE AGREEMENT (0.1%)
UNITED STATES (0.1%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $1,007,688 collateralized by Federal Home Loan Bank, maturity 01/08/2016; total market value of $1,031,288	$1,007,687	1,007,687
Total Repurchase Agreement		1,007,687
Total Investments (Cost $724,940,260) (d)—99.5%		662,763,002

Other assets in excess of liabilities—0.5%		3,051,990
Net Assets—100.0%		$665,814,992

*	Non-income producing security.
(a)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.88% of net assets as of October 31, 2013. (unaudited)
(b)	Investment in affiliate.
(c)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(d)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Select International Equity Fund II (Unaudited)

Aberdeen Select International Equity Fund II (Class A shares at net asset value net of fees) returned 20.00% for the 12-month period ended October 31, 2013, versus 20.29% for its benchmark, the MSCI All Country World ex-U.S. Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of International Large-Cap Growth Funds (consisting of 142 funds) was 20.76% for the period.

Market review

Global equities rallied significantly during the reporting period. Following investors’ risk aversion in the second quarter of 2013, equity markets climbed higher, supported by coordinated monetary policy. Sentiment was further boosted as Japanese policymakers explicitly targeted an inflation rate of 2%. The U.S. presidential election and China’s leadership change proceeded smoothly, supporting risk appetite as well. However, the warning in May 2013 from Federal Reserve (Fed) Chairman Ben Bernanke that U.S. monetary policy would be tightened in the near future unsettled markets. Core government bond yields rose sharply, while equity markets, especially in developing countries, corrected. After the initial volatility, Bernanke calmed markets by emphasizing the link of the reduction in quantitative easing (QE) to employment data, thereby suggesting that the degree of future tapering would be measured. Subsequently, he surprised investors by announcing that the Fed was keeping stimulus unchanged following the Federal Open Market Committee meeting in September, which caused markets to rally. Towards the end of the review period, U.S. politicians failed to agree on the federal budget. Consequently, the U.S. government began its first partial shutdown in 17 years. A temporary solution was found by mid-October, but this simply deferred the problems of the budget and federal debt ceiling to early 2014.

Aberdeen’s equity investment process

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare a written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, prepared written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After Aberdeen Asset Management Inc. was appointed as investment adviser of the Fund effective May 22, 2013, the Aberdeen Global Equity team began to position the Fund in accordance with Aberdeen’s investment process.

Fund positioning and Outlook

As bottom-up stock pickers, our country and sector allocations are driven by where we believe that we can find quality companies with attractive valuations. This approach may lead to significant deviations from the benchmark MSCI All Country World ex-U.S. Index.

At the end of the reporting period, the Fund was most overweight relative to the benchmark in Switzerland and the UK.

Switzerland – In our view, the Swiss market is home to some of Europe’s best-run companies. The Fund holds substantial positions in food conglomerate Nestle, pharmaceutical companies Roche and Novartis, as well as insurer Zurich Insurance.

UK – We believe that this market has a broad array of diverse companies that benefit from a range of growth drivers that underpins their prospects and earnings. The Fund has positions in Vodafone, Standard Chartered, HSBC, Royal Dutch Shell, BHP Billiton and British American Tobacco, which generate significant portions of their revenue from overseas. We also hold utility Centrica, which is more directly exposed to UK gas consumption.

The Fund’s largest underweight positions were in Japan and Germany.

Japan – Although Japan is Asia’s biggest market, we feel that quite a few domestically-oriented corporations remain unattractive due to an inherent lack of competitiveness amid a sluggish domestic economy. The recent stock market rally has been fuelled by hope and expectation surrounding political rhetoric, in our view, rather than evidence of improving fundamentals at the company level.

Germany – The Fund is underweight this market as we believe that there are better opportunities elsewhere.

The Fund’s most notable sector overweights versus the benchmark were energy and consumer staples.

Energy – The Fund holds a broad range of exposures within this sector covering energy and energy service companies with operations spread around the world. Holdings include Eni and Royal Dutch Shell.

Consumer Staples – The Fund is overweight in this sector as a result of our bottom-up, stock-driven investment process. Holdings in this sector include British American Tobacco, Philip Morris International, and Nestle. We are attracted to the strong characteristics and sound cash flows of the underlying businesses and, in many cases, the exposure these companies have to domestic demand growth in emerging markets.

Conversely, the Fund was most underweight relative to the benchmark in the consumer discretionary and financials sectors.

Consumer Discretionary – The Fund has only a small position in this sector, which is dominated by developed-market companies exposed to the over-indebted western consumer, in our view.

2013 Annual Report

Aberdeen Select International Equity Fund II (Unaudited) (concluded)

Financials – Although the Fund holds a diverse range of stocks both in the context of geography and end-market exposure, the position is underweight in comparison to the benchmark.

The Fund’s use of total return swaps, forward foreign exchange contracts and futures contracts positively contributed to the performance of the Fund during the year. The Fund had no derivative positions open as of October 31, 2013.

In our view, investors realize that financial markets are approaching a period of transition, from unconventional U.S. monetary policy towards a more normalized environment. While the initial reaction to the Fed announcement on the likely delay of quantitative easing (QE) tapering was significant, we see indications of growing Fed confidence in U.S. economic growth. In our opinion, it would seem premature for Fed officials to begin managing investor expectations if they still believed that the economic upturn was in doubt. While global economic data continue to improve, the recovery remains uneven. With a lot of positive news already discounted, equity markets require healthy earnings growth to progress meaningfully from these levels. We therefore believe that there will be higher levels of volatility in the medium term.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-387-6977 or visiting www.aberdeen-asset.us.

Total returns assume the reinvestment of all distributions. Investment performance reflects fee waivers and, in the absence of such waivers, returns would have been lower. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2013

Aberdeen Select International Equity Fund II (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)	1 Yr.	5 Yr.	Inception[1]
Class A	20.00%	6.55%	4.36%
Class I	20.36%	6.84%	4.65%

1	Fund commenced operations on May 04, 2005.

2013 Annual Report

Aberdeen Select International Equity Fund II (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Select International Equity Fund II, Morgan Stanley Capital International All Country World ex-U.S. Index (MSCI ACWI ex-US), and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets excluding the US.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Common Stocks	86.5%
Preferred Stocks	11.9%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, in industry classification standard sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by Morgan Stanley Capital International’s and Standard & Poor’s Global Industry Classification Standard Sectors, are comprised of several industry groups.

Top Sectors
Financials	20.2%
Energy	14.3%
Consumer Staples	14.3%
Materials	10.8%
Industrials	9.8%
Information Technology	9.2%
Health Care	9.1%
Telecommunication Services	7.7%
Utilities	3.0%
Other	1.6%
100.0%

Top Holdings
Roche Holding AG	4.9%
Samsung Electronics Co. Ltd., Preferred Shares	4.6%
British American Tobacco PLC	4.4%
Novartis AG	4.2%
Nestle SA	3.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Vodafone Group PLC	3.5%
Eni SpA	3.3%
Royal Dutch Shell PLC, B Shares	3.1%
Tenaris SA, ADR	3.1%
Other	61.6%
100.0%

Top Countries
United Kingdom	24.4%
Switzerland	16.6%
Brazil	7.3%
Japan	6.8%
Italy	6.4%
Canada	5.4%
Republic of South Korea	4.6%
Sweden	4.5%
France	4.3%
Taiwan	3.6%
Other	16.1%
100.0%

Annual Report 2013

Statement of Investments

October 31, 2013

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
COMMON STOCKS (86.5%)
AUSTRALIA (1.6%)
Financials (1.6%)
QBE Insurance Group Ltd.	371,100	$5,200,914
CANADA (5.4%)
Industrials (2.3%)
Canadian National Railway Co.	69,100	7,590,166
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	199,700	6,204,421
Telecommunication Services (1.2%)
TELUS Corp.	112,100	3,914,927
		17,709,514
CHINA (1.7%)
Energy (1.7%)
PetroChina Co. Ltd., H Shares	4,796,000	5,493,126
FRANCE (4.3%)
Consumer Staples (2.3%)
Casino Guichard-Perrachon SA	66,200	7,461,804
Industrials (1.0%)
Schneider Electric SA	39,500	3,332,099
Utilities (1.0%)
GDF Suez	130,000	3,241,318
		14,035,221
GERMANY (1.0%)
Materials (1.0%)
Linde AG	16,837	3,203,440
HONG KONG (3.1%)
Financials (3.1%)
AIA Group Ltd.	1,361,600	6,910,694
Swire Pacific Ltd., Class A	272,500	3,150,970
		10,061,664
ITALY (6.4%)
Energy (6.4%)
Eni SpA	428,700	10,869,542
Tenaris SA, ADR	213,600	9,998,616
		20,868,158
JAPAN (6.8%)
Consumer Staples (1.3%)
Japan Tobacco, Inc.	112,200	4,059,831
Financials (1.0%)
Daito Trust Construction Co. Ltd.	33,400	3,407,746
Industrials (2.0%)
FANUC Corp.	40,900	6,553,338
Materials (2.5%)
Shin-Etsu Chemical Co. Ltd.	142,800	8,048,966
		22,069,881
MEXICO (2.6%)
Consumer Staples (2.6%)
Fomento Economico Mexicano SAB de CV, ADR	89,100	8,313,030
SINGAPORE (3.5%)
Financials (1.5%)
City Developments Ltd.	596,000	4,949,248
Telecommunication Services (2.0%)
Singapore Telecommunications Ltd.	2,162,000	6,588,753
		11,538,001
SOUTH AFRICA (1.0%)
Telecommunication Services (1.0%)
MTN Group Ltd.	165,900	3,308,549
SWEDEN (4.5%)
Financials (2.1%)
Nordea Bank AB	543,300	6,968,560
Industrials (1.4%)
Atlas Copco AB, A Shares	165,100	4,587,351
Information Technology (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares	263,100	3,144,897
		14,700,808
SWITZERLAND (16.6%)
Consumer Staples (3.7%)
Nestle SA	168,200	12,166,197
Financials (2.8%)
Zurich Insurance Group AG*	33,200	9,198,697
Health Care (9.1%)
Novartis AG	176,000	13,692,452
Roche Holding AG	57,000	15,811,828
		29,504,280
Industrials (1.0%)
Schindler Holding AG	22,500	3,197,781
		54,066,955
TAIWAN (3.6%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd.	3,192,000	11,896,867
UNITED KINGDOM (24.4%)
Consumer Staples (4.4%)
British American Tobacco PLC	258,100	14,247,847
Energy (4.6%)
John Wood Group PLC	381,500	4,976,897
Royal Dutch Shell PLC, B Shares	294,300	10,210,607
		15,187,504

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (concluded)

October 31, 2013

Aberdeen Select International Equity Fund II

	Shares or Principal Amount	Value
Financials (5.1%)
HSBC Holdings PLC	608,600	$6,669,420
Standard Chartered PLC	412,302	9,932,762
		16,602,182
Industrials (2.1%)
Weir Group PLC (The)	188,800	6,840,008
Materials (2.7%)
BHP Billiton PLC	279,800	8,678,119
Telecommunication Services (3.5%)
Vodafone Group PLC	3,180,100	11,470,048
Utilities (2.0%)
Centrica PLC	1,164,000	6,608,876
		79,634,584
Total Common Stocks		282,100,712
PREFERRED STOCKS (11.9%)
BRAZIL (7.3%)
Energy (1.6%)
Petroleo Brasileiro SA, ADR, Preferred Shares	288,300	5,235,528
Financials (3.0%)
Banco Bradesco SA, ADR, Preferred Shares	676,400	9,753,688
Materials (2.7%)
Vale SA, ADR, Preferred Shares	593,100	8,682,984
		23,672,200
REPUBLIC OF SOUTH KOREA (4.6%)
Information Technology (4.6%)
Samsung Electronics Co. Ltd., Preferred Shares	15,600	15,059,533
Total Preferred Stocks		38,731,733
Total Investments (Cost $308,013,257) (a)—98.4%		320,832,445

Other assets in excess of liabilities—1.6%		5,071,923
Net Assets—100.0%		$325,904,368

*	Non-income producing security.

(a)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Annual Report 2013

Aberdeen Total Return Bond Fund (Unaudited)

Aberdeen Total Return Bond Fund (Class A shares at net asset value net of fees) returned -1.81% for the 12-month period ended October 31, 2013, versus the –1.08% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Core Bond Funds (consisting of 497 funds) was -0.95% for the period.

During the first six months of the reporting period, the Federal Reserve’s (Fed) easy monetary policies and ample liquidity across global central banks caused investors to continue their quest to build yield into their portfolios. Fixed income assets and in particular spread sectors continued to benefit from this liquidity as government bond yields moved lower and quality spreads tightened versus comparable-duration1 U.S. Treasuries. In our view, it was apparent that the Fed had been far too optimistic about its forecast for economic growth in the U.S. In fact, between 2010 and 2013, the Fed came into each year with the view that real gross domestic product (GDP) would be somewhere between 3.5%-4.0%; however, as each year has progressed, the central bank had to adjust to reality. In our opinion, the U.S economy was stuck in a deleveraging phase, mired in sub-2% growth with very anemic inflation.

As we entered the second half of the annual period, the U.S. fixed income market was dominated by several separate and highly significant factors related to U.S. government policies and actions (or inactions). The biggest impact on the market, in our view, was the potential for the central bank to commence tapering its quantitative easing (QE) program. This announcement caused the U.S yield curve to significantly steepen and we saw a volatility storm within emerging markets (EM) as the capital inflows from easy liquidity from central banks quickly reversed course. Countries with large current account deficits, less credible central banks and high fiscal imbalances took the brunt of the reversal. Consequently, there was a severe unwinding of the carry trade2 which contributed to the sell-off in the emerging markets.

Both security selection and an overweight position relative to the Barclays U.S. Aggregate Bond Index in corporate bonds were the primary contributors to the Fund’s relative underperformance for the reporting period. U.S. corporate bonds, as measured by the Barclays Capital U.S. Credit Index, posted negative total returns for the 12-month period ended October 31, 2013, but still delivered positive excess returns versus comparable-duration U.S. Treasuries. The Fund’s positions in insurance, European utilities and Verizon (following the deal to acquire Vodafone’s minority interest in Verizon Wireless) were major contributors. The Fund’s holdings in the securitized sector, most notably commercial mortgage-backed securities (CMBS) and non-U.S. agency mortgages, also had a positive impact on performance for the annual period. After price action driven by increased risk tolerance in 2012, 2013 saw consolidation of those gains playing out against a backdrop of increased attention to Fed monetary policy. Credit risk continued to benefit from strong demand, with non-U.S. agency mortgages delivering strong returns for the period.

Fund performance was hindered mainly by holdings in EM. Investments based on our focus in seeking what we believe are high-quality risk assets witnessed a significant correction in the second half of the reporting period, particularly in Latin America. For example, 10-year Mexican government bond yields climbed close to 100 basis points (bps) over the annual period, while the intermediate segment of the Brazil yield curve rose 150 bps, significantly underperforming versus comparable-duration U.S. Treasuries.

During the reporting period, we reduced the Fund’s exposure to foreign bond and currency markets before the sell-off in foreign markets; unfortunately, our risk reduction efforts were not enough to mitigate all of the negative impact of these exposures on Fund performance. We seek to enhance the Fund’s total return by finding value in overseas markets. We accomplish this by investing in countries offering higher yields or where we believe there are better return prospects and by diversifying3 the Fund’s duration across multiple global yield curves. We believe this allows us to find some region of the world that is essentially at a different stage of its credit/interest rate cycle.

The Fund’s use of forward foreign exchange contracts positively contributed to the performance of the Fund during the year.

We believe that 2014 will be a year in which both the Fed and governmental policy will not be of paramount importance to the financial markets. Instead, we think that fundamental economic growth will be the key determinant to how the markets perform. In fact, the diminished influence of official policy may be accelerated by economic growth, in our view.

This is not to say that changes in government policy will not be important. The Fed’s decision on when and how to start reducing its monthly government bond purchases through quantitative easing will be watched closely by the bond markets. In our opinion, the federal government may not be able to get any new legislation passed and the risk of debt ceiling fiascos and/or governmental shutdowns remain high. We think that the Affordable Care Act (ACA), dubbed “Obamacare,” is also a concern due to its effect on small business, a very important engine for economic growth. We believe that government and Fed policy will need to be watched closely to successfully manage a portfolio this coming year.

Over the past several years, we have been saying that U.S. GDP will be around 2%. The main reason for this opinion was the work of Carmen M. Reinhart and Kenneth Rogoff in This Time is Different.4

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
2	A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate.
3	Diversification does not ensure a profit or eliminate the risk of loss.
4	This Time is Different, by Carmen M. Reinhart and Kenneth Rogoff, Princeton University Press (2009)

2013 Annual Report

Aberdeen Total Return Bond Fund (Unaudited) (continued)

They theorized that, after a financial crisis, a country either has a dramatic economic collapse or is consigned to slow or no economic growth for a long period of time, usually between seven and 10 years. We think the time frame may be somewhat shorter, because the corporate and consumer de-leveraging phase is fading. However, this time, we believe, we could be set up for a bit of irony with regard to restraint from some of these headwinds, along with a tailwind from massive amounts of liquidity still awash in the system. Here are some reasons to consider:

•	The Fed’s extraordinary measures have allowed the financial markets to remain liquid when the worst of the crisis was taking place

•	There has been a great deal of corporate – especially banks – and household deleveraging; and

•	The U.S. had a huge advantage, compared to situations in the past, of the U.S. dollar being the global reserve currency with no practical substitutes in sight.

In our view, these factors have allowed the U.S. economy to heal much faster than many had anticipated in 2008 – not to say that five years was fast, however.

We think that 10-year U.S. Treasury rates may rise modestly over the next year, but we anticipate that yields likely will be capped at around 3.50-3.75% as higher rates can cause the U.S. economy to stall quickly.5 We do not think that inflation will be a problem, but inflationary expectations may start to rise in the second half of the year. We will continue to avoid the U.S. Treasury sector in favor of the yield advantage supplied by spread product.6

In our view, investment-grade corporate bonds still offer an attractive risk/reward profile. At the end of the reporting period on October 31, 2013, the spread of the Barclays Capital U.S. Credit Index over U.S. Treasuries stood at 131 bps. This is the index’s tightest level since 2007, but is well off its trough level of 80 bps during the mid-2000s. We believe that investment-grade spreads will continue to tighten versus comparable-duration Treasuries over the next year, given the low level of nominal yields. We envision this scenario even if Treasury yields continue their upward trajectory as corporate spreads still account for nearly half of all-in yields.7 Our view is that non-financial firms may maintain the pace of re-leveraging and our focus is to seek to immunize the Fund against that risk. Consequently, we prefer exposure to financial companies, which continue to repair their balance sheets and boost their capital ratios, as well as what we believe are high-quality industrials that have already announced major debt-financed deals (e.g., Verizon).

In our view, the residential credit sector may see continued strong performance in 2014, as ongoing normalization in the property market should more than offset negative effects from a potential rise in interest rates associated with a tapering of the Fed’s bond-buying program. We think that the agency mortgage-backed securities (MBS) market will be much more tied to official policy as investors may be forced to digest a large amount of duration in that sector, with the Fed’s withdrawing its easy policy as well as through maturity extension resulting from the MBS universe becoming less attractive for refinancing. The CMBS market may potentially see high levels of issuance, in our opinion, as the legacy universe will experience more refinancing activity and increased scheduled maturities from the 2004 vintage, as well as seven-year loans issued in 2007. We believe that this activity will be a net positive for credit in legacy CMBS, as the deals de-leverage. The credit quality of the new issue space will bear watching, in our opinion. The tight spread conditions that occurred in 2011 and 2012 made for high quality CMBS deals, but, in our view, are also unsustainable. Whether the market will provide discipline to lenders in an era of looser credit remains to be seen.

Looking past the domestic fixed income market, we believe that one of our biggest advantages is the ability to invest effectively overseas. Just because U.S. interest rates are at risk of increasing does not mean other global fixed income markets will perform poorly. If a different county is expected to have weak growth or economic contraction and relatively tame inflation, we would not look for U.S. rates to increase; and we think that they may actually decline. We would probably look to hedge out8 the foreign exchange risk presented by the country’s currency in this scenario. We think that this would be a good place for a U.S. fixed income investor to “hide” while U.S. rates are increasing. Another advantageous scenario, in our opinion, is to look at countries where rates are already high. If we believe a country has high rates and a growing economy, we can buy lower-maturity bonds and continue to hold the currency risk. In this scenario, we anticipate that the currency likely would appreciate versus the U.S. dollar while the extra yield would enhance the Fund’s return. We would look to hold low-duration bonds in this scenario so the Fund would have relatively low sensitivity to a continuing rising-rate environment.

We believe that we may be able to find opportunities in Australia, Canada, and some countries in the Eurozone.9 We maintain a cautious view of Europe. We believe there are several questions that need to be answered before we can invest in the region without credit concern. However, we think that we will see some tactical opportunities present themselves in 2014.

Regarding the emerging markets, we feel that retail fund outflows will continue to exist in a rising-rate environment despite recent positive performance by EM fixed income assets. Foreign investment within the EM space is less saturated than what it was in May 2013 and the delay in Fed tapering of easy monetary policy has given central banks more time to adjust their fiscal imbalances.

5	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.
6	Spread product is any taxable bond other than U.S. Treasury securities.
7	The all-in yields include cash interest, origination fees, and extension fees assuming full extension of loan maturities and no defaults.
8	A hedge is an investment intended to reduce the risk of adverse price movements in an asset.
9	The Eurozone includes the 17 European Union countries which have adopted the euro as their currency: Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia, and Spain.

Annual Report 2013

Aberdeen Total Return Bond Fund (Unaudited) (concluded)

In our view, the Fed’s reluctance to validate substantially tighter monetary conditions suggests that the sell-off in EM rates would be more contained should the central bank surprise with tighter monetary conditions. Global economic growth, which is the single most important driver for EM assets, appears to have bottomed out and fears of a hard landing for China seem to have abated, in our opinion. Re-pricing and repositioning in the EM world historically has been sudden and volatile. We believe that this enables us to find value in countries which have strong fundamentals and are in a better position to benefit from a global recovery. With this in mind, we would be inclined to add exposure to countries such as South Korea, Mexico and Poland when we believe that valuations are attractive. Mexico remains our favorite market in the EM world with the increased likelihood of the enactment of energy reform that can have a significant positive impact on foreign direct investment and, in turn, the Mexican peso. Additionally, we think that depreciation in the EM currencies such as the Brazilian real (BRL) over the past six months should help in putting that nation’s current accounts in better shape. Brazil also remains one of the few countries with high real interest rates (after inflation) and has the potential for most spread compression against comparable-duration Treasuries, in our view. Since most emerging markets are greatly affected by U.S. monetary policy, we believe that the key for 2014 is to avoid those countries which have low or falling saving rates, use portfolio inflows to finance their current account deficits, and have done little on the policy front (e.g., Turkey, South Africa and Indonesia).

Portfolio Management:

Donald Quigley, CFA

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-387-6977 or visiting www.aberdeen-asset.us.

Total returns assume the reinvestment of all distributions. Investment performance reflects fee waivers and, in the absence of such waivers, returns would have been lower. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, high yield securities may face additional risks, including economic growth; inflation; liquidity; supply; and externally generated shocks.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware which include those associated with fixed income securities, as well as increased susceptibility to adverse economic developments.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

2013 Annual Report

Aberdeen Total Return Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)	1 Yr.		5 Yr.	10 Yr.
Class A	(1.81%	)	7.17%	5.25%
Class I	(1.59%	)	7.45%	5.52%

Annual Report 2013

Aberdeen Total Return Bond Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Total Return Bond Fund, Barclays U.S. Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, Government-Related, Corporate, and Securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	29.4%
Commercial Mortgage-Backed Securities	19.6%
Government Bonds	18.1%
U.S. Agencies	14.8%
Asset-Backed Securities	10.3%
U.S. Treasuries	6.5%
Repurchase Agreement	4.9%
Municipal Bonds	4.1%
Liabilities in excess of other assets	(7.7%	)
	100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	8.5%
Oil, Gas & Consumable Fuels	1.8%
Diversified Financial Services	1.5%
Electric Utilities	1.6%
Supranational	1.5%
Aerospace & Defense	1.3%
Pharmaceutical	1.3%
Insurance	1.2%
Advertising	1.1%
Diversified Telecommunication Services	1.1%
Other	79.1%
100.0%

Top Holdings*
Mexico Fixed Rate Bonds, Series M20 12/05/2024	3.6%
Brazil Notas do Tesouro Nacional Series F, Series NTNF 01/01/2017	3.0%
Federal National Mortgage Association, TBA 11/01/2043	2.5%
Federal National Mortgage Association, TBA 11/01/2043	1.7%
Mexican Bonos 05/29/2031	1.4%
Australia Government Bond 03/15/2019	1.1%
U.S. Treasury Notes 09/30/2018	1.1%
International Bank for Reconstruction & Development, Series GDIF 10/21/2019	1.0%
Canada Housing Trust No 1 12/15/2018	1.0%
Federal National Mortgage Association 10/01/2023	1.0%
Other	82.6%
100.0%

Top Countries
United States	74.9%
Brazil	5.3%
Mexico	5.0%
Canada	4.5%
Australia	2.8%
Germany	2.4%
United Kingdom	1.8%
Netherlands	1.8%
Sweden	1.7%
Supranational	1.5%
Other	(1.7%	)
	100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (10.3%)
CANADA (0.9%)
Golden Credit Card Trust, Series 2012-5A, Class A (USD), 0.79%, 09/15/2017 (a)	$9,030,000	$9,047,712
Master Credit Card Trust II, Series 2012-2A, Class A (USD), 0.78%, 04/21/2017 (a)	5,690,000	5,687,437
		14,735,149
UNITED STATES (9.4%)
Ally Auto Receivables Trust, Series 2011-4, Class A3 (USD), 0.79%, 09/15/2015	1,219,879	1,220,907
Ally Master Owner Trust
Series 2011-3, Class A1 (USD), 0.80%, 05/15/2016 (b)	3,830,000	3,836,285
Series 2012-1, Class A2 (USD), 1.44%, 02/15/2017	5,720,000	5,771,065
Series 2012-5, Class A (USD), 1.54%, 09/15/2019	5,820,000	5,787,510
BA Credit Card Trust, Series 2006-A14, Class A14 (USD), 0.23%, 04/15/2016 (b)	4,837,000	4,836,557
BMW Floorplan Master Owner Trust, Series 2012-1A, Class A (USD), 0.57%, 09/15/2017 (a)(b)	6,170,000	6,179,270
Chesapeake Funding LLC, Series 2013-1A, Class A (USD), 0.62%, 01/07/2025 (a)(b)	3,510,000	3,502,210
Citibank Credit Card Issuance Trust, Series 2005-A2, Class A2 (USD), 4.85%, 03/10/2017	2,800,000	2,964,842
CNH Equipment Trust
Series 2012-A, Class A3 (USD), 0.94%, 05/15/2017	2,702,733	2,710,146
Series 2013-A, Class A2 (USD), 0.44%, 07/15/2016	4,620,000	4,618,609
Series 2013-A, Class A3 (USD), 0.69%, 06/15/2018	2,595,000	2,595,154
Discover Card Master Trust, Series 2012-A6, Class A6 (USD), 1.67%, 01/18/2022	7,400,000	7,267,270
Dryrock Issuance Trust, Series 2012-2, Class A (USD), 0.64%, 08/15/2018	4,890,000	4,881,039
Ford Credit Auto Owner Trust, Series 2013-C, Class A2 (USD), 0.55%, 04/15/2016	3,670,000	3,674,000
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A (USD), 1.92%, 01/15/2019	4,350,000	4,441,367
GE Capital Credit Card Master Note Trust, Series 2012-1, Class A (USD), 1.03%, 01/15/2018	4,765,000	4,781,408
GE Dealer Floorplan Master Note Trust
Series 2012-4, Class A (USD), 0.61%, 10/20/2017 (b)	3,810,000	3,812,517
Series 2013-1, Class A (USD), 0.57%, 04/20/2018 (b)	6,830,000	6,819,775
GE Equipment Transportation LLC
Series 2012-1, Class A3 (USD), 0.99%, 11/23/2015	1,606,180	1,610,405
Series 2012-2, Class A2 (USD), 0.47%, 04/24/2015	1,752,005	1,752,475
Honda Auto Receivables Owner Trust, Series 2012-4, Class A2 (USD), 0.40%, 04/20/2015	5,694,775	5,697,699
Mercedes-Benz Master Owner Trust, Series 2012-BA, Class A (USD), 0.44%, 11/15/2016 (a)(b)	4,620,000	4,620,584
Navistar Financial Dealer Note Master Trust
Series 2013-1, Class A (USD), 0.84%, 01/25/2018 (a)(b)	3,910,000	3,912,194
Series 2013-2, Class A (USD), 0.86%, 09/25/2018 (a)(b)	4,170,000	4,170,100
Nissan Auto Lease Trust, Series 2012-A, Class A3 (USD), 0.98%, 05/15/2015	7,110,000	7,123,896
Nissan Auto Receivables Owner Trust
Series 2013-B, Class A2 (USD), 0.52%, 04/15/2016	3,280,000	3,282,872
Series 2013-B, Class A3 (USD), 0.84%, 11/15/2017	2,400,000	2,408,416
SLM Student Loan Trust
Series 2011-1, Class A1 (USD), 0.69%, 03/25/2026 (b)	4,208,626	4,214,826
Series 2011-2, Class A1 (USD), 0.77%, 11/25/2027 (b)	8,048,117	8,060,837
Series 2013-1, Class A1 (USD), 0.32%, 02/27/2017 (b)	2,292,013	2,289,992
Series 2013-2, Class A (USD), 0.62%, 09/25/2026 (b)	4,033,812	4,032,602
United States Small Business Administration
Series 2005-P10B, Class 1 (USD), 4.94%, 08/10/2015	1,389,252	1,452,361
Series 2006-P10A, Class 1 (USD), 5.41%, 02/10/2016	105,379	111,168
Series 2007-P10A, Class 1 (USD), 5.46%, 02/10/2017	1,556,450	1,693,336
Volkswagen Auto Lease Trust, Series 2013-A, Class A3 (USD), 0.84%, 07/20/2016	3,620,000	3,627,300
Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A2 (USD), 0.33%, 07/20/2015	2,463,519	2,462,733
Volvo Financial Equipment LLC, Series 2013-1A, Class A3 (USD), 0.74%, 03/15/2017 (a)	7,405,000	7,402,808
		149,626,535
Total Asset-Backed Securities		164,361,684

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (19.6%)
UNITED STATES (19.6%)
Alternative Loan Trust
Series 2004-2CB, Class 1A2 (USD), 5.13%, 03/25/2034	$1,265,112	$1,276,270
Series 2004-28CB, Class 3A1 (USD), 6.00%, 01/25/2035	4,211,751	4,091,838
Series 2005-10CB, Class 1A6 (USD), 5.50%, 05/25/2035	190,741	190,622
Series 2005-86CB, Class A8 (USD), 5.50%, 02/25/2036	3,544,269	3,325,942
Banc of America Commercial Mortgage Trust, Series 2006-5, Class AM (USD), 5.45%, 09/10/2047	4,000,000	4,290,408
Banc of America Mortgage Trust, Series 2004-7, Class 2A3 (USD), 5.75%, 08/25/2034	784,894	801,883
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-3, Class 4A (USD), 4.61%, 07/25/2034 (b)	1,473,115	1,479,036
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PW10, Class AM (USD), 5.45%, 12/11/2040 (b)	4,412,000	4,741,188
CD Commercial Mortgage Trust, Series 2007-CD4, Class A4 (USD), 5.32%, 12/11/2049	5,715,000	6,341,264
CHL Mortgage Pass-Through Trust, Series 2005-21, Class A2 (USD), 5.50%, 10/25/2035	1,274,485	1,251,010
Citigroup Commercial Mortgage Trust
(USD), 2.11%, 01/12/2018	2,534,946	2,563,375
(USD), 3.63%, 05/10/2035	5,653,000	5,337,000
Series 2007-C6, Class AM (USD), 5.71%, 12/10/2049 (b)	4,730,000	5,259,599
Citigroup Mortgage Loan Trust, Series 2005-11, Class A3 (USD), 2.50%, 11/25/2035 (b)	2,319,984	2,272,973
COMM 2013-300P Mortgage Trust, Series 2013-300P, Class A1, (USD), 4.35%, 08/10/2030 (a)	5,770,000	6,040,079
Commercial Mortgage Pass Through Certificates
Series 2012-9W57, Class A (USD), 2.36%, 02/10/2029 (a)	4,070,000	4,183,156
Series 2012-LTRT, Class A2 (USD), 3.40%, 10/05/2030 (a)	2,870,000	2,734,675
Series 2013-WWP, Class A2 (USD), 3.42%, 03/10/2031 (a)	4,910,000	4,815,222
Series 2006-C4, Class A3 (USD), 5.47%, 09/15/2039	5,162,997	5,657,023
Series 2013-CR9, Class A1 (USD), 1.34%, 07/10/2045	3,002,029	3,016,389
Commercial Mortgage Trust, Series 2007-GG11, Class A4 (USD), 5.74%, 12/10/2049	4,535,000	5,120,947
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 5A1 (USD), 6.00%, 12/25/2034	3,943,017	4,000,644
Credit Suisse Mortgage Capital Trust
Series 2013-TH1, Class A1 (USD), 2.13%, 02/25/2043 (a)(b)	7,569,499	6,899,091
Series 2013-IVR1, Class A1 (USD), 2.50%, 03/25/2043 (a)(b)	6,015,975	5,593,695
Series 2013-IVR2, Class A1 (USD), 2.50%, 04/25/2043 (a)(b)	7,961,605	7,368,195
Series 2013-IVR3, ClassA1 (USD), 2.50%, 05/25/2043 (a)(b)	6,035,440	5,583,313
Series 2013-6, Class2A1 (USD), 3.50%, 08/25/2043 (a)(b)	5,799,574	5,558,648
DBUBS Mortgage Trust, Series 2011-LC2A, Class A4 (USD), 4.54%, 07/10/2044 (a)	7,470,000	8,167,310
EverBank Mortgage Loan Trust, Series 2013-2, Class A (USD), 3.00%, 06/25/2043 (a)(b)	5,753,198	5,720,727
FDIC Guaranteed Notes Trust
Series 2010-C1, Class A (USD), 2.98%, 12/06/2020 (a)	3,581,107	3,710,117
Series 2010-S2, Class 2A (USD), 2.57%, 07/29/2047 (a)	3,467,245	3,371,895
FDIC Trust, Series 2010-R1, Class A (USD), 2.18%, 05/25/2050 (a)	2,996,083	3,024,601
Federal National Mortgage Association, TBA (USD), 1.00%, 11/01/2043	6,509,706	6,509,706
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4 (USD), 5.44%, 03/10/2039	3,980,000	4,415,422
GS Mortgage Securites Corp. Trust
Series 2013-NYC5, Class A (USD), 2.32%, 01/10/2030 (a)	4,740,000	4,790,628
Series 2012-SHOP, Class A (USD), 2.93%, 06/05/2031 (a)	6,950,000	7,046,893
Series 2012-ALOH, Class A (USD), 3.55%, 04/10/2034 (a)	2,980,000	2,999,708
GS Mortgage Securities Corp. II, Series 2013-KYO, Class A (USD), 1.02%, 11/08/2029 (a)(b)	7,250,000	7,183,293
GSR Mortgage Loan Trust, Series 2005-6F, Class 1A6 (USD), 5.25%, 07/25/2035	3,234,137	3,245,146
IndyMac INDA Mortgage Loan Trust
Series 2005-AR2, Class 3A1 (USD), 2.76%, 01/25/2036 (b)	3,647,703	3,194,604
Series 2006-AR1, Class A1 (USD), 5.28%, 08/25/2036 (b)	541,782	533,400
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C13, Class A1 (USD), 1.30%, 01/15/2046	2,791,053	2,806,833
JP Morgan Mortgage Trust
Series 2005-A2, Class 3A2 (USD), 2.55%, 04/25/2035 (b)	2,267,741	2,248,548
Series 2005-A5, Class 2A2 (USD), 2.74%, 08/25/2035 (b)	1,925,000	1,878,429
Series 2006-S1, Class 2A6 (USD), 6.00%, 04/25/2036	3,107,210	3,165,601
Series 2013-1, Class 1A2 (USD), 3.00%, 03/25/2043 (a)	8,127,734	7,964,497

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
Series 2013-1, Class B1 (USD), 3.56%, 03/25/2043 (a)(b)	$3,231,890	$3,278,924
Series 2013-2, Class A2 (USD), 3.50%, 05/25/2043 (a)(b)	4,848,481	4,815,763
Series 2013-3, Class A3 (USD), 3.50%, 07/25/2043 (a)(b)	5,262,435	5,201,360
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class AM (USD), 5.88%, 06/15/2038 (b)	3,180,000	3,498,382
Series 2006-C7, Class A3 (USD), 5.35%, 11/15/2038	5,560,000	6,155,373
Madison Avenue Trust, Series 2013-650M, Class A (USD), 3.75%, 10/12/2032 (b)	2,610,000	2,737,535
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1 (USD), 2.63%, 02/25/2036 (b)	1,587,791	1,537,522
Merrill Lynch Mortgage Investors Trust
Series 2006-1, Class 2A1 (USD), 2.17%, 02/25/2036 (b)	2,671,254	2,555,071
Series 2007-2, Class 2A1 (USD), 2.91%, 06/25/2037 (b)	1,901,385	1,800,163
Series 2007-3, Class 2A2 (USD), 2.76%, 09/25/2037 (b)	1,744,286	1,617,194
Morgan Stanley Capital I Trust
Series 2013-WLSR, Class A (USD), 2.70%, 01/11/2032 (a)	5,220,000	5,218,097
Series 2006-IQ12, Class AM (USD), 5.37%, 12/15/2043	4,150,000	4,556,893
Series 2007-IQ16, Class A4 (USD), 5.81%, 12/12/2049	7,180,000	8,127,850
NCUA Guaranteed Notes Trust
Series 2010-R2, Class 1A (USD), 0.54%, 11/06/2017 (b)	3,944,257	3,950,568
Series 2010-R3, Class 1A (USD), 0.73%, 12/08/2020 (b)	5,314,736	5,341,310
Sequoia Mortgage Trust
Series 2013-4, Class A2 (USD), 2.50%, 04/25/2043 (b)	5,339,215	4,931,566
Series 2013-5, Class A1 (USD), 2.50%, 05/25/2043 (a)(b)	6,054,906	5,593,346
Series 2013-6, Class A1 (USD), 2.50%, 05/25/2043 (b)	5,422,454	4,948,429
Series 2013-7, Class A1 (USD), 2.50%, 06/25/2043 (b)	6,149,329	5,519,582
Structured Asset Securities Corp., Series 2004-18H, Class A5 (USD), 4.75%, 10/25/2034	4,868,677	4,890,022
Thornburg Mortgage Securities Trust
Series 2007-4, Class 2A1 (USD), 6.08%, 09/25/2037 (b)	4,293,055	4,251,410
Series 2007-4, Class 3A1 (USD), 6.09%, 09/25/2037 (b)	309,417	323,437
Wachovia Bank Commercial Mortgage Trust
Series 2007-C34, Class A3 (USD), 5.68%, 05/15/2046	2,789,000	3,143,920
Series 2006-C28, Class AM (USD), 5.60%, 10/15/2048 (b)	6,045,000	6,588,863
WaMu Mortgage Pass Through Certificates
Series 2005-AR5, Class A5 (USD), 2.40%, 05/25/2035 (b)	2,966,284	2,960,799
Series 2005-AR7, Class A3 (USD), 2.42%, 08/25/2035 (b)	4,680,000	4,527,909
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 (USD), 4.39%, 11/15/2043 (a)	3,100,000	3,351,184
Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR13, Class 4A1 (USD), 5.33%, 05/25/2035 (b)	3,583,752	3,578,470
Series 2006-5, Class 1A5 (USD), 5.25%, 04/25/2036	4,228,054	4,244,700
Series 2006-10, Class A4 (USD), 6.00%, 08/25/2036	1,950,459	2,000,122
Series 2006-19, Class A4 (USD), 5.25%, 12/26/2036	1,276,342	1,253,062
Series 2007-12, Class A13 (USD), 5.50%, 09/25/2037	211,282	211,453
		314,481,122
Total Commercial Mortgage-Backed Securities		314,481,122
CORPORATE BONDS (29.4%)
BRAZIL (0.5%)
Embraer SA (USD), 5.15%, 06/15/2022	740,000	754,800
Petrobras International Finance Co. (USD), 5.88%, 03/01/2018	7,373,000	8,007,535
		8,762,335
CANADA (0.2%)
National Bank of Canada (USD), GMTN, 1.45%, 11/07/2017	3,860,000	3,815,988
FRANCE (1.3%)
LVMH Moet Hennessy Louis Vuitton SA (USD), 1.63%, 06/29/2017 (a)	6,650,000	6,687,612
Pernod-Ricard SA (USD), 4.25%, 07/15/2022 (a)	9,670,000	9,868,177
Sanofi (USD), 4.00%, 03/29/2021	3,530,000	3,792,138
		20,347,927
GERMANY (2.4%)
KFW
(USD), 1.38%, 01/13/2014 (c)	7,997,000	8,016,976
(AUD), MTN, 6.00%, 08/20/2020 (c)	15,580,000	16,020,011
Landwirtschaftliche Rentenbank (USD), EMTN, 4.88%, 01/10/2014 (c)	10,000,000	10,083,330
Norddeutsche Landesbank Girozentrale (USD), 0.88%, 10/16/2015 (a)	3,780,000	3,796,194
		37,916,511
HONG KONG (0.4%)
Hutchison Whampoa International 11 Ltd. (USD), 3.50%, 01/13/2017 (a)	6,420,000	6,746,008

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
ITALY (0.6%)
Intesa Sanpaolo SpA (USD), 3.13%, 01/15/2016	$9,920,000	$10,121,495
NETHERLANDS (1.8%)
ABN AMRO Bank (USD), 2.50%, 10/30/2018 (a)	5,550,000	5,540,276
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (USD), GMTN, 3.88%, 02/08/2022	7,240,000	7,381,716
Enel Finance International (USD), 6.00%, 10/07/2039 (a)	5,080,000	4,898,014
Shell International Finance BV (USD), 3.40%, 08/12/2023	10,372,000	10,416,009
		28,236,015
NORWAY (0.8%)
DNB Bank ASA (USD), 3.20%, 04/03/2017 (a)	9,060,000	9,522,513
Statoil ASA (USD), 3.95%, 05/15/2043	3,490,000	3,172,075
		12,694,588
PANAMA (0.2%)
Carnival Corp. (USD), 3.95%, 10/15/2020	3,510,000	3,565,763
REPUBLIC OF IRELAND (0.5%)
Iberdrola Finance Ltd. (USD), 5.00%, 09/11/2019 (a)	6,810,000	7,426,353
REPUBLIC OF SOUTH KOREA (0.3%)
Export-Import Bank of Korea (USD), 2.88%, 09/17/2018	4,200,000	4,283,924
SUPRANATIONAL (1.5%)
International Bank for Reconstruction & Development, Series GDIF (AUD), MTN, 5.75%, 10/21/2019	16,370,000	16,745,570
International Finance Corp. (AUD), MTN, 3.25%, 07/26/2017	8,170,000	7,642,117
		24,387,687
SWEDEN (0.9%)
Nordea Bank AB (USD), 3.13%, 03/20/2017 (a)	7,760,000	8,166,965
Svenska Handelsbanken AB (USD), 2.50%, 01/25/2019	6,250,000	6,334,019
		14,500,984
SWITZERLAND (0.6%)
Credit Suisse AG (USD), 1.63%, 03/06/2015 (a)	10,270,000	10,426,844
UNITED KINGDOM (1.8%)
Abbey National Treasury Services PLC (USD), 3.05%, 08/23/2018	3,010,000	3,119,483
Anglo American Capital PLC (USD), 2.63%, 09/27/2017 (a)	2,030,000	2,036,634
BAE Systems PLC (USD), 4.75%, 10/11/2021 (a)	6,852,000	7,256,371
Vodafone Group PLC (USD), 2.95%, 02/19/2023	9,000,000	8,393,373
WPP Finance 2010 (USD), 4.75%, 11/21/2021	8,190,000	8,581,080
		29,386,941
UNITED STATES (15.6%)
AbbVie, Inc. (USD), 4.40%, 11/06/2042	1,980,000	1,874,102
American International Group, Inc. (USD), 4.13%, 02/15/2024	3,230,000	3,327,456
Anheuser-Busch InBev Worldwide, Inc. (USD), 2.50%, 07/15/2022	7,760,000	7,323,034
Bank of America Corp. (USD), 2.60%, 01/15/2019	4,400,000	4,435,081
Berkshire Hathaway, Inc. (USD), 4.50%, 02/11/2043	5,620,000	5,440,812
Boeing Co. (The) (USD), 7.95%, 08/15/2024	8,819,000	12,221,802
Bristol-Myers Squibb Co. (USD), 4.50%, 03/01/2044	5,230,000	5,177,920
Burlington Northern Santa Fe LLC (USD), 4.40%, 03/15/2042	4,760,000	4,409,978
Celgene Corp. (USD), 3.95%, 10/15/2020	7,402,000	7,713,113
Citigroup, Inc. (USD), 2.50%, 09/26/2018	11,670,000	11,784,844
CME Group, Inc. (USD), 3.00%, 09/15/2022	2,170,000	2,097,824
CVS Caremark Corp. (USD), 5.75%, 05/15/2041	4,885,000	5,436,370
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. (USD), 2.40%, 03/15/2017	5,890,000	5,995,814
Dominion Gas Holdings LLC (USD), 4.80%, 11/01/2043 (a)	1,300,000	1,312,116
Dow Chemical Co. (The) (USD), 4.38%, 11/15/2042	4,070,000	3,687,567
Duke Energy Corp. (USD), 3.95%, 10/15/2023	2,460,000	2,513,126
Edison International (USD), 3.75%, 09/15/2017	6,715,000	7,137,609
Energy Transfer Partners LP (USD), 4.15%, 10/01/2020	7,090,000	7,369,474
Freeport-McMoRan Copper & Gold, Inc. (USD), 3.55%, 03/01/2022	3,360,000	3,171,974
General Electric Capital Corp. (USD), GMTN, 3.10%, 01/09/2023	7,900,000	7,630,412
George Washington University (The), Series 2013 (USD), 4.36%, 09/15/2043	1,120,000	963,523
Goldman Sachs Group, Inc. (The) (USD), 2.90%, 07/19/2018	5,400,000	5,520,328
Harley-Davidson Financial Services, Inc. (USD), MTN, 3.88%, 03/15/2016 (a)	5,260,000	5,587,645
Ingersoll-Rand Global Holding Co. Ltd. (USD), 5.75%, 06/15/2043 (a)	2,870,000	3,021,283
International Business Machines Corp. (USD), 7.00%, 10/30/2025	3,130,000	4,105,452
JPMorgan Chase & Co.
(USD), 2.00%, 08/15/2017	7,370,000	7,470,534
(USD), 4.35%, 08/15/2021	4,990,000	5,301,446
Lowe’s Cos., Inc. (USD), 5.00%, 09/15/2043	4,470,000	4,666,564
Merck Sharp & Dohme Corp. (USD), 6.30%, 01/01/2026	650,000	809,260
Metropolitan Life Global Funding I (USD), 2.50%, 09/29/2015 (a)	4,600,000	4,749,606
Morgan Stanley (USD), GMTN, 5.55%, 04/27/2017	6,050,000	6,803,655
Mylan, Inc. (USD), 3.13%, 01/15/2023 (a)	4,350,000	3,996,728

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
Newmont Mining Corp. (USD), 4.88%, 03/15/2042	$4,820,000	$3,625,402
News America, Inc.
(USD), 8.88%, 04/26/2023	680,000	895,785
(USD), 7.75%, 01/20/2024	530,000	641,657
(USD), 7.43%, 10/01/2026	3,630,000	4,411,401
Noble Holding International Ltd. (USD), 3.95%, 03/15/2022	5,020,000	4,985,091
Omnicom Group, Inc.
(USD), 6.25%, 07/15/2019	6,752,000	7,886,336
(USD), 3.63%, 05/01/2022	2,410,000	2,357,657
Packaging Corp. of America (USD), 4.50%, 11/01/2023	940,000	968,558
Pentair Finance SA (USD), 1.88%, 09/15/2017	4,260,000	4,234,623
San Diego Gas & Electric Co. (USD), 6.00%, 06/01/2026	1,225,000	1,517,584
Sempra Energy (USD), 9.80%, 02/15/2019	6,077,000	8,179,988
Time Warner Cos., Inc. (USD), 7.57%, 02/01/2024	1,770,000	2,216,978
United Parcel Service, Inc. (USD), 3.88%, 04/01/2014	2,380,000	2,414,236
United Technologies Corp. (USD), 8.75%, 03/01/2021	2,700,000	3,671,433
Valero Energy Corp. (USD), 8.75%, 06/15/2030	1,325,000	1,726,078
Validus Holdings Ltd. (USD), 8.88%, 01/26/2040	4,370,000	5,707,259
Verizon Communications, Inc.
(USD), 4.50%, 09/15/2020	4,450,000	4,823,755
(USD), 6.40%, 09/15/2033	3,550,000	4,029,971
Wal-Mart Stores, Inc. (USD), 4.25%, 04/15/2021	3,640,000	3,987,715
WellPoint, Inc.
(USD), 4.65%, 01/15/2043	2,140,000	2,012,593
(USD), 5.10%, 01/15/2044	2,500,000	2,522,543
Williams Partners LP (USD), 4.13%, 11/15/2020	4,053,000	4,184,479
Wyeth LLC (USD), 6.45%, 02/01/2024	3,332,000	4,165,536
Zimmer Holdings, Inc.
(USD), 4.63%, 11/30/2019	2,570,000	2,844,301
(USD), 3.38%, 11/30/2021	2,250,000	2,230,603
		249,298,014
Total Corporate Bonds		471,917,377
MUNICIPAL BONDS (4.1%)
CALIFORNIA (1.0%)
Los Angeles Unified School District General Obligation Unlimited Bonds
(USD), 5.76%, 07/01/2029	2,810,000	3,129,413
(USD), 6.76%, 07/01/2034	590,000	737,293
San Francisco City & County Public Utilities Commission Water, Revenue Bonds (USD), 6.00%, 11/01/2040	3,370,000	3,831,387
State of California General Obligation Unlimited Bonds
(USD), 7.55%, 04/01/2039	4,000,000	5,414,080
(USD), 7.35%, 11/01/2039	2,195,000	2,878,874
		15,991,047
CONNECTICUT (0.3%)
State of Connecticut General Obligation Unlimited Bonds, Series A (USD), 5.85%, 03/15/2032	4,420,000	4,941,162
FLORIDA (0.1%)
Florida Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series A (USD), 1.30%, 07/01/2016	2,370,000	2,369,005
MASSACHUSETTS (0.6%)
Commonwealth of Massachusetts General Obligation Limited Bonds
Series E (USD), 4.20%, 12/01/2021	4,975,000	5,393,795
(USD), 4.91%, 05/01/2029	1,810,000	1,960,809
(USD), 5.46%, 12/01/2039	2,760,000	3,077,014
		10,431,618
NEW YORK (1.3%)
New York City Municipal Water Finance Authority Revenue Bonds (Build America Bonds) (USD), 5.44%, 06/15/2043	5,355,000	5,902,495
New York City Transitional Finance Authority Revenue Bonds (Qualified School Construction BD)
(USD), 5.27%, 05/01/2027	3,655,000	4,051,933
(USD), 5.01%, 08/01/2027	3,780,000	3,992,549
New York City Water & Sewer System (USD), 5.75%, 06/15/2041	1,460,000	1,673,335
New York State Dormitory Authority Revenue Bonds (USD), 5.60%, 03/15/2040	4,710,000	5,323,431
		20,943,743
OREGON (0.3%)
State of Oregon General Obligation Unlimited Bonds (USD), 5.89%, 06/01/2027	3,380,000	4,028,757
TEXAS (0.5%)
State of Texas General Obligation Unlimited Bonds (USD), 5.52%, 04/01/2039	5,070,000	5,847,434
Series A (USD), 4.68%, 04/01/2040	1,620,000	1,652,789
		7,500,223
Total Municipal Bonds		66,205,555
GOVERNMENT BONDS (18.1%)
AUSTRALIA (2.8%)
Australia Government Bond (AUD), 5.25%, 03/15/2019	17,240,000	17,771,996

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
New South Wales Treasury Corp. (AUD), 6.00%, 04/01/2019	$15,580,000	$16,342,719
Queensland Treasury Corp.
(AUD), 6.00%, 09/14/2017	3,040,000	3,140,555
(AUD), 6.00%, 06/14/2021	6,610,000	6,985,184
		44,240,454
BRAZIL (4.8%)
Brazil Letras do Tesouro Nacional, Series LTN (BRL), 0.00%, 01/01/2017 (d)	51,874,000	16,475,749
Brazil Notas do Tesouro Nacional Series F
Series NTNF (BRL), 10.00%, 01/01/2014	30,209,000	13,497,858
Series NTNF (BRL), 10.00%, 01/01/2017	110,052,000	47,416,226
		77,389,833
CANADA (3.4%)
Canada Housing Trust No 1
(CAD), 2.05%, 06/15/2018(a)(c)	7,950,000	7,668,950
(CAD), 2.35%, 12/15/2018(a)(c)	17,110,000	16,642,476
Canadian Government Bond (CAD), 1.25%, 09/01/2018	16,800,000	15,766,364
Export Development Canada (USD), 3.13%, 04/24/2014	3,640,000	3,690,374
Province of British Columbia (USD), 2.85%, 06/15/2015	2,080,000	2,164,598
Province of Ontario (USD), 4.10%, 06/16/2014	9,180,000	9,400,201
		55,332,963
MEXICO (5.0%)
Mexican Bonos (MXN), 7.75%, 05/29/2031	281,330,000	23,112,778
Mexico Fixed Rate Bonds, Series M20 (MXN), 10.00%, 12/05/2024	564,028,400	57,054,570
		80,167,348
NORWAY (0.5%)
Norway Government Bond (NOK), 2.00%, 05/24/2023	51,520,000	8,090,718
QATAR (0.6%)
Qatar Government International Bond (USD), 4.00%, 01/20/2015 (a)	9,310,000	9,647,487
REPUBLIC OF SOUTH KOREA (0.2%)
Korea Housing Finance Corp. (USD), 1.63%, 09/15/2018 (a)	3,230,000	3,096,394
SWEDEN (0.8%)
Sweden Government International Bond (USD), 1.00%, 06/03/2014 (a)	12,070,000	12,135,806
Total Government Bonds		290,101,003
U.S. AGENCIES (14.8%)
UNITED STATES (14.8%)
Federal Home Loan Mortgage Corp.
(USD), 6.50%, 05/01/2022	2,103	2,345
(USD), 6.50%, 08/01/2036	900,036	994,870
(USD), 6.50%, 09/01/2037	148,672	173,752
(USD), 6.50%, 12/01/2037	137,766	152,315
(USD), 6.50%, 05/01/2038	2,946,567	3,269,161
(USD), 6.50%, 09/01/2038	237,173	261,756
(USD), 6.50%, 10/01/2038	2,364,377	2,664,270
(USD), 6.50%, 10/01/2038	21,121	23,363
(USD), 6.50%, 11/01/2038	1,286,058	1,500,107
(USD), 6.50%, 12/01/2038	1,505,112	1,759,753
(USD), 4.50%, 06/01/2039	490,331	525,246
(USD), 4.50%, 11/01/2039	2,887,294	3,084,133
(USD), 4.50%, 09/01/2040	15,210	16,262
(USD), 4.50%, 04/01/2041	12,239	13,101
(USD), 4.50%, 05/01/2041	764,663	818,343
(USD), 4.50%, 06/01/2041	1,483,459	1,588,159
(USD), 4.50%, 11/01/2041	2,777,796	2,970,565
(USD), 3.00%, 02/01/2043	7,978,994	7,847,926
(USD), 3.00%, 04/01/2043	8,636,939	8,508,559
TBA (USD), 3.50%, 11/01/2043	8,770,000	8,911,142
TBA (USD), 3.50%, 11/01/2043	8,320,000	8,505,900
Federal National Mortgage Association
(USD), 4.50%, 10/01/2019	3,873,808	4,122,927
(USD), 3.50%, 10/01/2023	15,558,930	16,488,568
(USD), 3.50%, 10/01/2023	5,744,843	6,088,105
TBA (USD), 3.50%, 11/01/2028	7,700,000	8,112,071
(USD), 5.50%, 01/01/2029	329,660	359,498
(USD), 5.50%, 02/01/2033	775,134	848,526
(USD), 5.00%, 05/01/2035	4,682,070	5,095,267
(USD), 2.75%, 02/01/2036(b)	355,663	383,075
(USD), 5.50%, 11/01/2036	477,530	521,653
(USD), 5.50%, 01/01/2037	295,713	322,758
(USD), 5.50%, 05/01/2037	14,577,410	16,001,804
(USD), 5.50%, 11/01/2037	894,139	975,270
(USD), 5.50%, 02/01/2038	2,755,625	3,005,659
(USD), 5.50%, 06/01/2038	312,213	340,542
(USD), 5.50%, 11/01/2038	5,894,688	6,429,546
(USD), 5.50%, 08/01/2039	2,013,459	2,201,721
(USD), 5.50%, 02/01/2041	923,158	1,030,894
(USD), 3.00%, 02/01/2043	16,554,495	16,361,825
(USD), 3.00%, 03/01/2043	2,298,676	2,242,456
(USD), 3.00%, 06/01/2043	2,540,661	2,478,650
(USD), 3.00%, 07/01/2043	2,066,901	2,016,419
TBA (USD), 4.00%, 11/01/2043	25,880,000	27,194,219
TBA (USD), 4.50%, 11/01/2043	37,760,000	40,432,702
Government National Mortgage Association
(USD), 6.00%, 04/15/2037	248,765	275,048
(USD), 6.00%, 06/15/2037	177,376	195,900
(USD), 6.00%, 09/15/2037	441,293	487,240
(USD), 6.00%, 11/15/2037	869,487	960,432
(USD), 6.00%, 11/15/2037	303,435	335,234
(USD), 6.00%, 12/15/2037	286,279	316,358
(USD), 6.00%, 12/15/2037	102,045	112,737
(USD), 6.00%, 01/15/2038	214,160	236,388
(USD), 6.00%, 04/15/2038	409,717	452,454

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Total Return Bond Fund

	Shares or Principal Amount	Value
(USD), 5.00%, 06/15/2038	$128,389	$140,229
(USD), 6.00%, 07/15/2038	183,742	203,329
(USD), 6.00%, 08/15/2038	86,181	95,294
(USD), 6.00%, 09/15/2038	466,663	520,482
(USD), 6.00%, 09/15/2038	309,680	342,429
(USD), 4.50%, 02/15/2039	354,334	383,126
(USD), 5.00%, 03/15/2039	971,004	1,060,450
(USD), 5.00%, 04/15/2039	369,609	403,159
(USD), 5.00%, 06/15/2039	303,155	338,039
(USD), 4.50%, 04/15/2040	2,316,953	2,511,983
(USD), 4.50%, 07/15/2040	4,245,139	4,600,555
(USD), 4.50%, 04/15/2041	4,583,631	4,982,966
(USD), 5.00%, 05/15/2041	495,739	545,360
(USD), 5.00%, 06/15/2041	572,480	629,602
(USD), 5.00%, 10/15/2041	16,958	18,545
		236,792,522
Total U.S. Agencies		236,792,522
U.S. TREASURIES (6.5%)
UNITED STATES (6.5%)
U.S. Treasury Bond (USD), 2.88%, 05/15/2043	6,880,000	5,903,900
U.S. Treasury Bonds (USD), 4.75%, 02/15/2041	6,530,000	7,912,525
U.S. Treasury Inflation Index Bonds (USD), 0.63%, 02/15/2043	8,770,000	7,409,253
U.S. Treasury Notes
(USD), 0.38%, 08/31/2015	4,370,000	4,377,853
(USD), 0.63%, 08/15/2016	3,530,000	3,539,789
(USD), 0.88%, 09/15/2016	2,490,000	2,513,441
(USD), 0.63%, 10/15/2016	10,020,000	10,037,615
(USD), 0.63%, 04/30/2018	8,910,000	8,705,346
(USD), 1.00%, 05/31/2018	4,810,000	4,771,857
(USD), 1.38%, 06/30/2018	7,560,000	7,615,815
(USD), 1.38%, 07/31/2018	11,630,000	11,706,781
(USD), 1.38%, 09/30/2018	16,910,000	16,978,029
(USD), 1.25%, 10/31/2018	3,680,000	3,668,644
(USD), 2.00%, 07/31/2020	2,640,000	2,662,482
(USD), 2.50%, 08/15/2023	6,640,000	6,616,136
		104,419,466
Total U.S. Treasuries		104,419,466
REPURCHASE AGREEMENT (4.9%)
UNITED STATES (4.9%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $78,162,894, collateralized by Federal Home Loan Banks, maturing 01/08/2016; total market value of $2,998,744 and U.S. Treasury Note, maturing 11/15/2015; total market value of $76,729,512	78,162,894	78,162,894
Total Repurchase Agreement		78,162,894
Total Investments (Cost $1,728,643,961) (e)—107.7%		1,726,441,623

Liabilities in excess of other assets—(7.7)%		(123,295,890)
Net Assets—100.0%		$1,603,145,733

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(c)	This security is government guaranteed.
(d)	Issued with a zero coupon.
(e)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EMTN	Euro Medium Term Note
GMTN	Global Medium Term Note
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Krone
TBA	Securities purchased on a forward commitment basis with an appropriate principal amount and no definitive maturity date. The actual principal and maturity date will be determined upon settlement date.
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen Total Return Bond Fund

At October 31, 2013, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
12/31/2013	Westpac Banking Corp.	AUD	830,317	USD	770,375	$781,844	$11,469

Brazilian Real/United States Dollar
11/04/2013	Credit Suisse	BRL	79,386,223	USD	36,349,003	35,437,114	(911,889)
11/04/2013	JPMorgan Chase	BRL	91,345,827	USD	41,834,589	40,775,746	(1,058,843)

Mexican Peso/United States Dollar
12/20/2013	Credit Suisse	MXN	1,558,436	USD	120,983	119,016	(1,967)
12/20/2013	Deutsche Bank	MXN	104,304,462	USD	8,011,588	7,965,624	(45,964)
						$85,079,344	$(2,007,194)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)

United States Dollar/Australian Dollar
12/31/2013	Westpac Banking Corp.	USD	85,091,094	AUD	89,032,118	$83,834,616	$1,256,478

United States Dollar/Brazilian Real
11/04/2013	Credit Suisse	USD	35,273,751	BRL	79,386,223	35,437,114	(163,363)
11/04/2013	JPMorgan Chase	USD	40,613,488	BRL	91,345,827	40,775,746	(162,258)
12/02/2013	Credit Suisse	USD	36,109,267	BRL	79,386,223	35,198,082	911,185
12/02/2013	JPMorgan Chase	USD	41,554,830	BRL	91,345,827	40,500,704	1,054,126

United States Dollar/Canadian Dollar
11/21/2013	Deutsche Bank	USD	39,599,653	CAD	41,053,296	39,354,271	245,382

United States Dollar/Mexican Peso
12/20/2013	Credit Suisse	USD	24,751,388	MXN	317,828,534	24,272,236	479,152
12/20/2013	Deutsche Bank	USD	7,973,214	MXN	102,846,488	7,854,280	118,934

United States Dollar/Norwegian Krone
11/29/2013	JPMorgan Chase	USD	8,197,392	NOK	48,369,940	8,117,828	79,564
						$315,344,877	$3,819,200

*	Certain contracts with different trade dates and like characteristics have been shown net.

2013 Annual Report

Aberdeen Global High Income Fund (Unaudited)

Aberdeen Global High Income Fund (Class A shares at NAV net of fees) returned 10.20% for the 12-month period ended October 31, 2013, versus the 9.98% return of its benchmark, the Bank of America Merrill Lynch Global High Yield Constrained Index, during the same period. For broader comparison, the average return of the Fund’s Lipper peer category of High Current Yield Funds (consisting of 545 funds) was 8.19% for the period.

For roughly the first half of the reporting period, credit trends continued to show modest improvement against a backdrop of benign global central bank policy. In late May 2013, however, the bond and credit markets reacted negatively to signals from the U.S. Federal Reserve (Fed) that the pace of quantitative easing (QE) might be slowed as early as the fourth quarter of 2013. U.S. Treasury rates rose by almost one full percentage point and the credit premium exhibited by high yield bonds (as measured by the benchmark Bank of America Merrill Lynch Global High Yield Constrained Index) rose by approximately 80 basis points (bps) through the end of June 2013. However, high yield issuers continued to report earnings that supported tighter credit spreads, and the high yield market recovered some of its lost ground in July and August. This recovery gained further momentum in late September when the Fed chose not to begin reducing its stimulus, thus driving the benchmark U.S. Treasury yield curve lower. European high yield rates and credit spreads etched out much the same pattern, but European credit spreads generally tended to tighten more than U.S. spreads through the period, beginning the reporting period over 100 bps wider than the U.S. and ending the year within 10 bps of U.S. credit spreads. This outperformance on the part of European high yield bonds reflected growing confidence that peripheral Europe (Greece, Italy, Spain, Portugal, and Ireland) was less vulnerable to fiscal and debt destabilization. In contrast to Europe, yields on emerging market bonds steadily widened relative to U.S. high yield during the period, having begun with roughly a 150-bps credit spread advantage and ending with an approximate 220-bps advantage. In our view, this widening reflected growing concerns that the eventual removal of unconventional monetary stimulus in the developed economies would negatively affect emerging market economies, particularly those which had enjoyed large increases in fund inflows along with deteriorating fiscal and current account balances over the past several years.

Security selection in both the U.S. and Europe significantly bolstered Fund performance during the annual period. Of particular note were the loans of a reorganized European telecommunications provider which benefited from a reduction in interest costs under a new liability structure; the securities of a U.S. trucking company that was also benefiting from a recent restructuring; and the bonds of a specialty chemical company. Additionally, the Fund’s underweight exposure versus the benchmark index to emerging market bonds contributed to performance as that sector increasingly lagged U.S. and European bonds in the summer and early autumn.

These positive contributors to Fund performance were partially offset by the underweight to European high yield during the period, as well as the hedge of European currency exposures. Although European currencies lagged the U.S. dollar for much of the annual period, they performed well during the last several months of the period.

While the Fund used derivatives during the reporting period, they had minimal impact on performance.

Changes to the Fund during the reporting period were driven primarily through our bottom-up security selection process and resulted in relatively modest changes to the broader characteristics of the Fund. The largest change occurred along the credit rating spectrum, where we increased both BB and B rated bonds by over 2% of net assets while reducing the exposure to bonds rated CCC and below and, to a lesser extent, BBB bonds.1 This change is the net effect of our judgments on the changes in credit quality and structure of the lowest-rated category of bonds, which, as is typical when credit recoveries gather momentum, are declining in quality even as their spreads tighten. Regarding geographic allocations, we reduced the Fund’s positions in Canada and in developing Asian countries in favor of U.S., Latin American, and Eastern European-based issuers. With reference to security types, the Fund’s loan positions, after peaking in April 2013 at about 13% of the Fund’s net assets, declined by about 3% into the end of the reporting period in favor of bonds, cash, and a small position in index swaps that we used to manage the Fund’s overall risk exposure. While loans continue to enjoy very strong technical support, we increasingly believe that pricing fundamentals are being ignored by the market. The Fund’s currency exposures remained heavily weighted to the U.S. dollar throughout the annual period, although we did begin modestly increasing the European currency exposures towards the end of the period. Within Latin America, we hedged out2 the Brazilian real exposure for much of the period, but increased the exposure to Mexican pesos as we added Mexican local currency government bonds. By industry, we increased the Fund’s exposures to energy-related issuers and reduced holdings in the media and healthcare sectors. There also was an increase in financial services issues, primarily among insurance companies and several banks.

In what we believe is likely to be a mild acceleration of the slow economic growth environment of the past several years, we think that tightening credit spreads may at least absorb what are likely to be small increases in benchmark global government yield curves over the next year. In our opinion, the offsetting effects of rising rates and declining credit spreads may result in another year where the total return of the benchmark Bank of America Merrill Lynch Global High Yield Constrained Index closely mimics its current yield. It should be

1	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.
2	A hedge is an investment intended to reduce the risk of adverse price movements in an asset.

Annual Report 2013

Aberdeen Global High Income Fund (Unaudited) (concluded)

noted that the spread tightening required to offset the kind of interest rate increases that we think are likely to occur in a slow growth environment would still leave credit spreads well above their historic tight levels relative to benchmark government yield curves. We believe there will be a similar scenario in Europe, where lower growth may limit interest rate moves but where, as indicated by a substantial amount of credit tightening, investors have already anticipated what credit improvement might be expected. We believe that below-investment-grade emerging market corporate bonds will benefit the most from the improving global economy and a continued search for yield in what likely will remain a painfully low yield environment. This sector of the global high yield market reached historically wide levels in 2013 versus U.S. sub-investment-grade corporates on what we believe are exaggerated fears about the impact of Fed monetary policy tapering on emerging market economies. Therefore, we think that the sector has the most room to improve if the markets’ worst fears are left unfulfilled.

Along the credit rating curve, we believe that this environment will continue to favor CCC rated securities over single B, and single B over higher-quality BB bonds. While longer-duration3 bonds of all stripes probably will be most vulnerable, in our view, the unusually steep slope of both the global government yield curves and credit curves may already discount a substantial part of their vulnerability going forward. Within the loan market, we believe that there is value among European issuers and in special situations globally.

We believe that the largest risk to our outlook rests in the possibility of a renewal of declining growth. In our opinion, this type of negative scenario could be caused by overly stringent and coincident fiscal restraint on the part of the major economies, the failure of consumer or capital spending to react positively in any way to continued accommodative monetary policy, or a major geopolitical event. In light of the recent tightening of credit spreads, we think that this scenario would be especially damaging to high-yielding, lower-rated corporate bonds worldwide. We believe that CCC rated securities, in particular, would be vulnerable, as would below-investment-grade emerging market corporates.

Regardless of the environment, we intend to maintain our efforts to generate returns for the Fund’s shareholders exceeding those of the benchmark Bank of America Merrill Lynch Global High Yield Constrained Index over a full market cycle4 through our emphasis on flexibility within a global context, bottom-up analysis, and business economics-based research, with careful attention to downside risks.

Portfolio Management:

Greg Hopper

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance quoted represents past performance, which does not guarantee future results. Class A shares have up to a 0.25% 12b-1 fee. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 800-387-6977 or visiting www.aberdeen-asset.us.

Total returns assume the reinvestment of all distributions. Investment performance reflects fee waivers and, in the absence of such waivers, returns would have been lower. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing in mutual funds involves risk, including the possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, high yield securities may face additional risks, including economic growth; inflation; liquidity; supply; and externally generated shocks.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, and political and economic risks. These risks are enhanced in emerging markets countries.

Please read the prospectus for more detailed information regarding these and other risks.

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk.

3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., high risk) in relation to interest-rate movements.
4	A market cycle comprises the longer-term price movements in a broader market index, including one complete upturn and one complete downturn.

2013 Annual Report

Aberdeen Global High Income Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2013)	1 Yr.	5 Yr.	10 Yr.
Class A	10.20%	15.52%	8.70%
Class I	10.53%	15.80%	8.98%

Annual Report 2013

Aberdeen Global High Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2013)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global High Income Fund, BofA Merrill Lynch Global High Yield Constrained Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2013. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 2% of the index.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

October 31, 2013 (Unaudited)

Asset Allocation
Corporate Bonds	73.9%
Term Loans	9.6%
Repurchase Agreement	8.5%
Government Bonds	2.5%
Common Stocks	1.7%
Preferred Stocks	1.6%
Warrants	0.4%
Other assets in excess of liabilities	1.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	8.5%
Diversified Telecommunication Services	7.7%
Commercial Services & Supplies	5.4%
Diversified Financial Services	4.2%
Media	4.4%
Commercial Banks	4.2%
Software	3.7%
Metals & Mining	3.2%
Transportation	2.8%
Retail	2.4%
Other	53.5%
100.0%

Top Holdings*
Deep Ocean	1.3%
Postmedia Network, Inc. 08/16/2017	1.3%
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp. 04/15/2017	1.2%
Mexico Fixed Rate Bonds, Series M10 12/17/2015	1.2%
Infor US, Inc. 04/01/2019	1.1%
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC 06/01/2021	1.1%
Laureate Education, Inc. 09/01/2019	1.1%
WPX Energy, Inc. 01/15/2022	1.1%
Global Brass & Copper, Inc. 06/01/2019	1.1%
Marquette Transportation Co LLC / Marquette Transportation Finance Corp. 01/15/2017	1.1%
Other	88.4%
100.0%

Top Countries
United States	67.8%
Canada	4.8%
United Kingdom	4.7%
Luxembourg	2.3%
Mexico	1.9%
Australia	1.6%
Brazil	1.3%
Republic of Ireland	1.3%
Norway	1.3%
Russia	1.2%
Other	11.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements included as part of Other.

2013 Annual Report

Statement of Investments

October 31, 2013

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value
CORPORATE BONDS (73.9%)
AUSTRALIA (1.6%)
FMG Resources August 2006 Pty Ltd. (USD), 8.25%, 11/01/2019 (a)	$17,795,000	$19,841,425
(USD), 6.88%, 04/01/2022 (a)	8,610,000	9,191,175
Paladin Energy Ltd. (USD), 6.00%, 04/30/2017 (a)	16,580,000	11,730,350
		40,762,950
BRAZIL (0.4%)
Tonon Bioenergia SA (USD), 9.25%, 01/24/2020 (a)	11,375,000	10,493,438
CANADA (4.8%)
Air Canada
(CAD), 7.63%, 10/01/2019 (a)	12,530,000	12,317,892
(USD), 8.75%, 04/01/2020 (a)	2,080,000	2,129,234
Bombardier, Inc.
(USD), 6.13%, 01/15/2023 (a)	8,080,000	8,221,400
(USD), 7.45%, 05/01/2034 (a)	4,170,000	4,149,150
First Quantum Minerals Ltd. (USD), 7.25%, 10/15/2019 (a)	12,320,000	11,611,600
FQM Akubra, Inc. (USD), 7.50%, 06/01/2021 (a)	2,240,000	2,385,600
Garda World Security Corp.
(USD), 9.75%, 03/15/2017 (a)	15,910,000	17,220,984
(CAD), 9.75%, 03/15/2017	1,175,000	1,219,908
Nortel Networks Ltd. (USD), 0.00%, 07/15/2011 (b)	8,535,000	9,025,763
Postmedia Network, Inc. (CAD), 8.25%, 08/16/2017 (a)	32,788,900	32,076,610
Trinidad Drilling Ltd. (USD), 7.88%, 01/15/2019 (a)	21,575,000	23,193,125
		123,551,266
CAYMAN ISLANDS (0.3%)
Cementos Progreso Trust (USD), 7.13%, 11/06/2023 (a)	7,385,000	7,442,695
CHINA (0.9%)
MIE Holdings Corp. (USD), 9.75%, 05/12/2016 (a)	15,290,000	16,207,400
Residential Reinsurance 2013 Ltd. (USD), 8.04%, 06/06/2019 (a)(c)	5,380,000	5,594,124
		21,801,524
CZECH REPUBLIC (1.0%)
CET 21 spol sro (EUR), 9.00%, 11/01/2017 (a)	17,545,000	24,476,808
FRANCE (0.9%)
Labco SAS (EUR), 8.50%, 01/15/2018 (a)	15,999,000	23,244,953
GERMANY (1.0%)
Commerzbank AG (USD), 8.13%, 09/19/2023 (a)	9,665,000	10,365,713
KP Germany Erste GmbH (EUR), 11.63%, 07/15/2017 (a)	8,125,000	12,882,283
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (EUR), 5.13%, 01/21/2023 (a)	770,000	1,030,736
		24,278,732
INDONESIA (0.7%)
Gajah Tunggal Tbk PT (USD), 7.75%, 02/06/2018 (a)	18,005,000	17,959,987
ITALY (0.2%)
Wind Acquisition Finance SA (USD), 7.25%, 02/15/2018 (a)	4,810,000	5,086,575
JERSEY (1.0%)
Galaxy Bidco Ltd.
(GBP), 5.52%, 11/15/2019 (a)(c)	2,025,000	3,246,883
(GBP), 6.38%, 11/15/2020 (a)	1,410,000	2,266,445
Galaxy Finco Ltd. (GBP), 7.88%, 11/15/2021 (a)	1,600,000	2,571,852
Hastings Insurance Group Finance PLC
(GBP), 6.58%, 10/21/2019 (a)(c)	3,680,000	5,900,509
(GBP), 8.00%, 10/21/2020 (a)	4,375,000	7,225,318
HBOS Euro Finance Jersey LP (EUR), EMTN, 3.10%, 12/29/2049 (c)	3,530,000	4,107,477
		25,318,484
LUXEMBOURG (2.3%)
Exopack Holdings SA (USD), 7.88%, 11/01/2019 (a)	1,525,000	1,528,813
Far East Capital Ltd. SA (USD), 8.00%, 05/02/2018	2,335,000	2,119,012
INEOS Group Holdings SA
(USD), 6.13%, 08/15/2018 (a)	1,935,000	1,959,187
(EUR), 6.50%, 08/15/2018 (a)	13,715,000	18,684,286
Magnolia BC SA (EUR), 9.00%, 08/01/2020 (a)	9,405,000	13,290,633
Mobile Challenger Intermediate Group SA
(CHF), 8.75%, 03/15/2019 (a)	5,450,000	6,126,632
(EUR), 8.75%, 03/15/2019 (a)	4,390,000	6,079,730
Xella Holdco Finance SA (EUR), 9.13%, 09/15/2018 (a)	5,375,000	7,662,798
		57,451,091
MARSHALL ISLAND (0.2%)
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc. (USD), 8.13%, 11/15/2021 (a)	6,240,000	6,333,600
MEXICO (0.7%)
Satelites Mexicanos SA de CV (USD), 9.50%, 05/15/2017	15,209,000	16,615,832
NETHERLANDS (0.6%)
DTEK Finance BV (USD), 9.50%, 04/28/2015 (a)	2,123,000	2,136,800
Metinvest BV (USD), 8.75%, 02/14/2018 (a)	15,315,000	13,898,362
		16,035,162

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (continued)

October 31, 2013

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value
PERU (0.5%)
Corp. Lindley SA (USD), 4.63%, 04/12/2023 (a)	$13,810,000	$13,223,075
REPUBLIC OF IRELAND (0.3%)
Argon Capital PLC for Royal Bank of Scotland (GBP), MTN, 2.85%, 10/29/2049 (c)	3,203,000	3,330,103
Nomos Bank Via Nomos Capital PLC (USD), 10.00%, 04/26/2019	3,855,000	4,071,651
		7,401,754
RUSSIA (1.2%)
Evraz Group SA (USD), 9.50%, 04/24/2018 (a)	14,745,000	16,256,362
Far Eastern Shipping Co. (USD), 8.00%, 05/02/2018 (a)	10,485,000	9,515,138
VTB Bank OJSC via VTB Eurasia Ltd. (USD), 9.50%, 12/29/2049 (a)(c)	4,930,000	5,404,759
		31,176,259
SWEDEN (1.0%)
Verisure Holding AB
(EUR), 8.75%, 09/01/2018 (a)	2,079,000	3,105,037
(EUR), MTN, 8.75%, 09/01/2018 (a)	1,650,000	2,464,315
(EUR), 8.75%, 12/01/2018 (a)	2,070,000	3,007,279
(EUR), MTN, 8.75%, 12/01/2018 (a)	10,855,000	15,770,054
		24,346,685
SWITZERLAND (0.3%)
Credit Suisse AG (USD), 6.50%, 08/08/2023 (a)	3,315,000	3,546,719
Credit Suisse Group Guernsey I Ltd. (USD), 7.88%, 02/24/2041 (a)(c)	4,315,000	4,740,243
		8,286,962
UKRAINE (0.6%)
Mriya Agro Holding PLC (USD), 9.45%, 04/19/2018 (a)	18,125,000	15,723,438
UNITED KINGDOM (4.7%)
Avanti Communications Group PLC (USD), 10.00%, 10/01/2019 (a)	24,975,000	26,223,750
Barclays Bank PLC (GBP), 6.13%, 04/29/2049 (c)	6,586,000	10,266,947
DTEK Finance PLC (USD), 7.88%, 04/04/2018 (a)	7,030,000	6,344,575
INEOS Group Holdings SA (EUR), 7.88%, 02/15/2016 (a)	2,250,014	3,103,987
Intelsat Jackson Holdings SA (USD), 7.25%, 04/01/2019	4,130,000	4,470,725
Lloyds Bank PLC
(GBP), EMTN, 13.00%, 01/29/2049 (c)	8,010,000	19,874,895
(EUR), 2.73%, 10/29/2049 (c)	3,769,000	5,015,010
National Westminster Bank PLC (GBP), MTN, 5.98%, 01/29/2049 (c)	2,815,000	4,084,780
Pearl Group Holdings No 1 Ltd. (GBP), 6.59%, 11/29/2049 (c)	7,127,250	10,227,905
Royal Bank of Scotland Group PLC (EUR), 5.50%, 11/29/2049	4,353,000	4,709,018
Santander UK PLC (USD), 5.00%, 11/07/2023	1,600,000	1,594,896
Unique Pub Finance Co. PLC
Series M (GBP), 7.40%, 03/28/2024	4,110,000	6,408,747
Series A4 (GBP), 5.66%, 06/30/2027	10,624,993	16,652,793
Virgin Media Secured Finance PLC (USD), 5.38%, 04/15/2021 (a)	2,070,000	2,090,700
		121,068,728
UNITED STATES (48.3%)
AES Corp. (USD), 8.00%, 06/01/2020	20,670,000	24,235,575
Alpha Natural Resources, Inc.
(USD), 6.00%, 06/01/2019	9,290,000	8,035,850
(USD), 6.25%, 06/01/2021	3,485,000	2,970,963
American Achievement Corp. (USD), 10.88%, 04/15/2016 (a)	12,510,000	13,135,500
American International Group, Inc., Series A2 (GBP), 5.75%, 03/15/2067 (c)	4,000,000	6,304,566
APX Group, Inc.
(USD), 6.38%, 12/01/2019	6,265,000	6,272,831
(USD), 8.75%, 12/01/2020	9,375,000	9,656,250
Arch Coal, Inc.
(USD), 7.00%, 06/15/2019	5,415,000	4,250,775
(USD), 7.25%, 06/15/2021	25,130,000	19,350,100
Blackboard, Inc. (USD), 7.75%, 11/15/2019 (a)	7,460,000	7,534,600
Blue Danube Ltd. (USD), 10.80%, 04/10/2015 (a)(c)	9,355,000	10,026,689
Cenveo Corp. (USD), 8.88%, 02/01/2018	7,665,000	7,760,813
Chaparral Energy, Inc. (USD), 7.63%, 11/15/2022	7,545,000	8,186,325
Chesapeake Energy Corp.
(USD), 5.38%, 06/15/2021	4,150,000	4,336,750
(USD), 2.50%, 05/15/2037	1,370,000	1,397,400
Clayton Williams Energy, Inc. (USD), 7.75%, 04/01/2019	24,450,000	25,122,375
Clear Channel Worldwide Holdings, Inc. (USD), 6.50%, 11/15/2022	11,665,000	12,275,075
Clearwire Communications LLC
(USD), 12.00%, 12/01/2015 (a)	11,155,000	11,584,467
(USD), 14.75%, 12/01/2016 (a)	710,000	976,250
Compass Re Ltd., Series CL3 (USD), 11.29%, 01/08/2015 (a)(c)	7,245,000	7,650,720
DPH Holdings Corp. (USD), 6.55%, 06/15/2006 (b)(d)(f)	1,500,000	43,875
Dresdner Funding Trust I (USD), 8.15%, 06/30/2031 (a)	2,078,000	2,114,365
Drill Rigs Holdings, Inc. (USD), 6.50%, 10/01/2017 (a)	15,595,000	16,491,712
El Paso LLC
(USD), MTN, 8.05%, 10/15/2030	1,330,000	1,390,953
(USD), MTN, 7.80%, 08/01/2031	23,249,000	24,117,234
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. (USD), 10.00%, 12/01/2020	6,880,000	7,258,400
Epicor Software Corp. (USD), 8.63%, 05/01/2019	8,630,000	9,406,700
Everglades Re Ltd. (USD), 10.04%, 03/28/2018 (a)(c)	2,452,000	2,598,875
First Data Corp. (USD), 8.25%, 01/15/2021 (a)	23,345,000	24,979,150
Florida East Coast Holdings Corp. (USD), 10.50%, 08/01/2017	21,342,925	22,303,357

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value
Frontier Communications Corp.
(USD), 8.75%, 04/15/2022	$13,533,000	$15,529,117
(USD), 7.63%, 04/15/2024	1,840,000	1,950,400
(USD), 9.00%, 08/15/2031	13,510,000	14,050,400
GenCorp, Inc. (USD), 7.13%, 03/15/2021 (a)	13,115,000	14,098,625
General Motors (Escrow Shares)
(USD), 7.13%, 07/15/2013	2,240,000	—
(USD), 8.25%, 07/15/2023	35,495,000	—
(USD), 8.10%, 06/15/2024	2,485,000	—
(USD), 7.38%, 05/23/2048	3,460,000	—
(USD), 8.80%, 03/01/2049	7,200,000	—
(USD), 8.38%, 07/15/2049	3,550,000	—
General Motors Co. (USD), 6.25%, 10/02/2043 (a)	16,410,000	17,148,450
GenOn Americas Generation LLC
(USD), 8.50%, 10/01/2021	295,000	323,763
(USD), 9.13%, 05/01/2031	20,327,650	21,852,224
Global Brass & Copper, Inc. (USD), 9.50%, 06/01/2019	23,975,000	26,971,875
Halcon Resources Corp. (USD), 8.88%, 05/15/2021	23,875,000	24,979,219
HCA Holdings, Inc. (USD), 7.75%, 05/15/2021	14,920,000	16,374,700
HCA, Inc.
(USD), 7.19%, 11/15/2015	2,364,000	2,600,400
(USD), 7.50%, 02/15/2022	7,000,000	7,883,750
Hercules Offshore, Inc.
(USD), 10.25%, 04/01/2019 (a)	7,720,000	8,762,200
(USD), 8.75%, 07/15/2021 (a)	7,870,000	8,696,350
(USD), 7.50%, 10/01/2021 (a)	6,955,000	7,302,750
Immucor, Inc. (USD), 11.13%, 08/15/2019	9,385,000	10,581,587
IMS Health, Inc. (USD), 12.50%, 03/01/2018 (a)	18,465,000	22,065,675
Infor US, Inc. (EUR), 10.00%, 04/01/2019	18,785,000	28,565,959
Jefferies Finance LLC / JFIN Co-Issuer Corp. (USD), 7.38%, 04/01/2020 (a)	6,260,000	6,463,450
KB Home (USD), 1.38%, 02/01/2019	180,000	178,875
KCG Holdings, Inc. (USD), 8.25%, 06/15/2018 (a)	6,790,000	6,942,775
Landry's Holdings II, Inc. (USD), 10.25%, 01/01/2018 (a)	10,515,000	11,172,187
Landry's, Inc. (USD), 9.38%, 05/01/2020 (a)	11,840,000	12,876,000
Laureate Education, Inc. (USD), 9.25%, 09/01/2019 (a)	24,905,000	27,520,025
Level 3 Financing, Inc.
(USD), 7.00%, 06/01/2020	23,730,000	25,391,100
(USD), 6.13%, 01/15/2021	1,425,000	1,453,500
Lynx I Corp. (GBP), 6.00%, 04/15/2021 (a)	7,940,000	13,208,402
Marquette Transportation Co LLC / Marquette Transportation Finance Corp. (USD), 10.88%, 01/15/2017	25,125,000	26,852,344
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance (USD), 9.75%, 04/01/2021 (a)	6,900,000	7,486,500
Mellon Capital III (GBP), 6.37%, 09/05/2066 (c)	7,650,000	12,324,267
MetroPCS Wireless, Inc.
(USD), 6.63%, 11/15/2020	4,915,000	5,216,044
(USD), 6.25%, 04/01/2021 (a)	7,110,000	7,465,500
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC (USD), 9.25%, 06/01/2021	27,360,000	28,317,600
Momentive Performance Materials, Inc.
(USD), 8.88%, 10/15/2020	3,895,000	4,138,438
(EUR), 9.50%, 01/15/2021	15,585,000	18,198,049
Mythen Re Ltd., Series 2012-2, Class A (USD), 8.61%, 01/05/2017 (a)(c)	5,875,000	6,110,000
Neiman Marcus Group, Inc. (USD), 8.00%, 10/15/2021 (a)	2,400,000	2,469,000
Neiman Marcus Group, Inc. PIK (USD), 8.75%, 10/15/2021 (a)	600,000	619,500
New Albertsons, Inc.
(USD), 7.75%, 06/15/2026	9,462,000	7,948,080
Series C (USD), MTN, 6.63%, 06/01/2028	4,420,000	3,315,000
(USD), 7.45%, 08/01/2029	19,080,000	15,645,600
(USD), 8.70%, 05/01/2030	10,285,000	8,999,375
New Enterprise Stone & Lime Co Inc. (USD), 13.00%, 03/15/2018	11,221,028	11,894,290
Nortek, Inc. (USD), 8.50%, 04/15/2021	18,695,000	20,587,869
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp. (USD), 8.88%, 04/15/2017 (a)	31,575,000	31,890,750
PHH Corp. (USD), 6.38%, 08/15/2021	14,430,000	14,357,850
PNC Preferred Funding Trust I (USD), 1.90%, 03/15/2017 (a)(c)	16,215,000	13,985,437
Residential Reinsurance 2011 Ltd. Series CL5 (USD), 8.79%, 12/06/2016 (a)(c)	12,370,000	13,279,195
(USD), 8.94%, 06/06/2017 (a)(c)	10,790,000	11,265,839
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu (USD), 9.00%, 04/15/2019	21,125,000	22,709,375
Samson Investment Co. (USD), 10.25%, 02/15/2020 (a)	22,410,000	24,314,850
SandRidge Energy, Inc.
(USD), 8.75%, 01/15/2020	5,573,000	6,046,705
(USD), 7.50%, 03/15/2021	6,675,000	7,108,875
(USD), 7.50%, 03/15/2021 (a)	250	266
Spanish Broadcasting System, Inc. (USD), 12.50%, 04/15/2017 (a)	13,595,000	14,954,500
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. (USD), 8.88%, 08/01/2020 (a)	15,060,000	16,227,150
Standard Pacific Corp. (USD), 8.38%, 01/15/2021	18,035,000	20,785,337
Successor X Ltd.
(USD), 9.35%, 02/25/2014 (a)(c)	14,115,000	14,391,654
(USD), 11.29%, 11/10/2015 (a)(c)	6,845,000	7,108,533
SUPERVALU, Inc. (USD), 8.00%, 05/01/2016	13,125,000	14,700,000
T-Mobile USA, Inc.
(USD), 6.46%, 04/28/2019	9,105,000	9,674,062
(USD), 6.73%, 04/28/2022	3,270,000	3,466,200
(USD), 6.84%, 04/28/2023	1,090,000	1,156,763
Tenet Healthcare Corp. (USD), 8.13%, 04/01/2022 (a)	1,130,000	1,240,175
Townsquare Radio LLC / Townsquare Radio, Inc. (USD), 9.00%, 04/01/2019 (a)	14,410,000	15,490,750
TransUnion Holding Co., Inc. (USD), 9.63%, 06/15/2018	8,285,000	9,009,937

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (continued)

October 31, 2013

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value
Verso Paper Holdings LLC / Verso Paper, Inc. (USD), 11.75%, 01/15/2019	$17,850,000	$18,564,000
Visteon Corp. (USD), 6.75%, 04/15/2019	16,542,000	17,741,295
Windstream Corp. (USD), 6.38%, 08/01/2023	13,080,000	12,753,000
WPX Energy, Inc. (USD), 6.00%, 01/15/2022	25,877,000	27,300,235
Wyle Services Corp. (USD), 10.50%, 04/01/2018 (a)	18,350,000	18,671,125
YRC Worldwide, Inc.
Series A (USD), 10.00%, 03/31/2015 (d)	166,773	136,754
Series B (USD), 10.00%, 03/31/2015 (d)	3,640,300	3,633,423
Zayo Group LLC / Zayo Capital, Inc. (USD), 10.13%, 07/01/2020	14,095,000	16,350,200
		1,232,613,944
VIETNAM (0.4%)
Vingroup JSC (USD), 11.63%, 05/07/2018 (a)	10,730,000	10,638,473
Total Corporate Bonds		1,885,332,415
GOVERNMENT BONDS (2.5%)
BRAZIL (0.9%)
Brazil Notas do Tesouro Nacional Serie F (BRL), 10.00%, 01/01/2023	56,735,000	23,127,698
MEXICO (1.2%)
Mexico Fixed Rate Bonds, Series M10 (MXN), 8.00%, 12/17/2015	368,500,000	30,540,995
MOZAMBIQUE (0.4%)
Mozambique EMATUM Finance 2020 BV (USD), 6.31%, 09/11/2020 (a)	10,560,000	10,005,600
Total Government Bonds		63,674,293
TERM LOANS (9.6%)
REPUBLIC OF IRELAND (1.0%)
Eircom Finco S.A.R.L. (EUR), 4.23%, 12/11/2013 (c)	18,104,148	25,564,130
UNITED STATES (8.6%)
Cenevo Corp. (USD), 6.25%, 12/23/2013 (c)	16,083,482	16,314,682
Commercial Barge Line Co. (USD), 7.50%, 03/31/2014 (c)	24,263,075	24,020,444
Excelitas Technologies Corp. (USD), 1.00%, 09/30/2020 (c)	8,360,379	8,393,469
Expera Specialty Solutions (USD), 7.50%, 12/31/2013 (c)	10,019,887	10,170,186
Lonestar Intermediate Holdings LLC (USD), 11.00%, 12/31/2013 (c)	16,570,000	17,301,847
McGraw-Hill Global Holdings (USD), 9.00%, 11/29/2013 (c)	15,980,785	16,275,438
Navistar International, Inc. (USD), 5.75%, 11/01/2013 (c)	4,446,907	4,528,201
Newpage Corp. (USD), 7.75%, 12/31/2013 (c)	14,351,550	14,614,657
Pacific Industrial Services US Finco LLC (USD), 8.75%, 12/31/2013 (c)	7,920,000	8,043,750
Philadelphia Energy (USD), 6.25%, 12/31/2013 (c)	16,193,625	14,290,874
Pinnacle Operating Corp. (USD), 4.75%, 11/29/2013 (c)	11,103,130	11,195,653
Texas Competitive Electric Co. (USD), 3.67%, 11/12/2013 (c)	36,981,952	24,878,055
Van Wagner Communications LLC (USD), 6.25%, 12/31/2013 (c)	16,346,905	16,714,710
Visant Holding Corp. (USD), 5.25%, 01/02/2014 (c)	11,152,515	10,951,246
YRC Worldwide, Inc.
(USD), 10.00%, 11/01/2013 (c)	6,055,658	6,016,496
(USD), 11.25%, 01/01/2014 (c)	16,671,262	16,994,268
		220,703,976
Total Term Loans		246,268,106
COMMON STOCKS (1.7%)
NORWAY (1.3%)
Deep Ocean (e)(f)	1,427,968	32,749,750
UNITED STATES (0.4%)
General Motors Co.*	236,410	8,735,349
Motors Liquidation Co. GUC Trust*	59,350	2,154,405
		10,889,754
Total Common Stocks		43,639,504
PREFERRED STOCKS (1.6%)
UNITED STATES (1.6%)
Ally Financial, Inc., Preferred Shares (a)	22,432	21,539,628
General Motors Co. , Preferred Shares, Series B	204,000	10,469,280
GMAC Capital Trust I, Preferred Shares, Series 2 (c)	255,875	6,872,803
Merrill Lynch Capital Trust II, Preferred Shares (c)	1,600	39,712
		38,921,423
Total Preferred Stocks		38,921,423
WARRANTS (0.4%)
UNITED STATES (0.4%)
General Motors Co.*	429,842	10,182,957
Total Warrants		10,182,957

See accompanying notes to financial statements.

2013 Annual Report

Statement of Investments (continued)

October 31, 2013

Aberdeen Global High Income Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (8.5%)
UNITED STATES (8.5%)
State Street Bank, 0.00%, dated 10/31/2013, due 11/01/2013, repurchase price $217,763,519 collateralized by United States Treasury and Government Agency securities, maturing ranging 09/10/2015-11/15/2015; total market value of $222,119,946	$217,763,519	$217,763,519
Total Repurchase Agreement		217,763,519
Total Investments (Cost $2,413,124,665) (g)—98.2%		2,505,782,217

Other assets in excess of liabilities—1.8%		47,011,282
Net Assets—100.0%		$2,552,793,499

*	Non-income producing security.
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2013.
(d)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.15% of net assets as of October 31, 2013. (unaudited)
(e)	Investment in affiliate.
(f)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Trustees. See Note 2(a) of the accompanying notes to financial statements.
(g)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EMTN	Euro Medium Term Note
EUR	Euro Currency
GBP	British Pound Sterling
MTN	Medium Term Note
MXN	Mexican Peso
NOK	Norwegian Krone
PIK	Payment In Kind
USD	U.S. Dollar

At October 31, 2013, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
Canadian Dollar/United States Dollar
12/05/2013	JPMorgan Chase Bank N.A	CAD	12,313,500	USD	12,018,917	$11,799,758	$(219,159)

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
01/22/2014	JPMorgan Chase Bank N.A	USD	24,229,549	BRL	53,462,500	$23,436,909	$792,640

United States Dollar/British Pound
11/25/2013	Westpac Banking Corporation	USD	121,197,335	GBP	77,141,000	123,668,377	(2,471,042)

United States Dollar/Canadian Dollar
12/05/2013	JPMorgan Chase Bank N.A	USD	34,900,299	CAD	36,559,000	35,033,690	(133,391)

United States Dollar/Euro
11/13/2013	JPMorgan Chase Bank N.A	USD	78,848,005	EUR	59,057,000	80,186,194	(1,338,189)
01/24/2014	JPMorgan Chase Bank N.A	USD	9,266,495	EUR	6,722,500	9,128,568	137,927
01/29/2014	Deutsche Bank AG London	USD	103,375,482	EUR	74,900,000	101,708,568	1,666,914

United States Dollar/Norwegian Krone
11/13/2013	JPMorgan Chase Bank N.A	USD	29,316,742	NOK	172,101,000	28,900,223	416,519
						$402,062,529	$(928,622)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying notes to financial statements.

Annual Report 2013

Statement of Investments (concluded)

October 31, 2013

Aberdeen Global High Income Fund

At October 31, 2013, the Fund held the following credit default swaps:

Sell Protection:

Counterparty	Expiration Date	Notional Amount	Swap Details	Unrealized Appreciation/ (Depreciation)	Implied Credit Spread*
UBS AG	12/20/2016	4,320,000	Pay: Grohe Holding Gmbh(T) Receive: Fixed rate equal to 5.00%	$860,713	0.38%
Deutsche Bank	12/20/2016	4,320,000	Pay: Grohe Holding Gmbh(T) Receive: Fixed rate equal to 5.00%	1,523,297	0.38%
Goldman Sachs International	12/20/2017	8,440,000	Pay: Chesapeake Energy(T) Receive: Fixed rate equal to 5.00%	1,188,975	1.49%
Goldman Sachs International	12/20/2017	9,935,000	Pay: Chesapeake Energy(T) Receive: Fixed rate equal to 5.00%	2,070,194	1.49%
Goldman Sachs International	12/20/2017	9,940,000	Pay: Chesapeake Energy(T) Receive: Fixed rate equal to 5.00%	2,071,235	1.49%
Deutsche Bank	03/20/2018	3,460,000	Pay: Rite Aid(T) Receive: Fixed rate equal to 5.00%	556,466	1.99%
Goldman Sachs International	03/20/2018	5,000,000	Pay: Rite Aid(T) Receive: Fixed rate equal to 5.00%	804,142	1.99%
Goldman Sachs International	03/20/2018	5,000,000	Pay: Rite Aid(T) Receive: Fixed rate equal to 5.00%	816,642	1.99%
Morgan Stanley	06/20/2018	4,500,000	Pay: New Albertsons(T) Receive: Fixed rate equal to 5.00%	92,930	7.00%
Morgan Stanley	06/20/2018	4,515,000	Pay: New Albertsons(T) Receive: Fixed rate equal to 5.00%	$104,527	7.00%
				$10,089,121

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Pay	Markit CDX North America High Yield (S20)	5.00%	6/20/2018	USD50,600,000	$1,130,974

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swaps agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Assets and Liabilities

October 31, 2013

	Aberdeen Global Select Opportunities Fund	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
Assets:
Investments in securities, at fair value	$8,141,950	$659,383,843	$320,832,445	$1,648,278,729	$2,255,268,948
Affiliated securities, at fair value	–	2,371,471	–	–	32,749,750
Repurchase agreements	171,625	1,007,688	–	78,162,894	217,763,519

Total investments	8,313,575	662,763,002	320,832,445	1,726,441,623	2,505,782,217

Foreign currency, at fair value	829	690,525	2,301,296	982,255	13,074,303
Cash	–	–	–	63,084	10,130,000
Cash on deposit for broker (Note 2)	–	–	–	–	3,091,828
Receivable for investments sold	–	–	–	80,855,493	26,536,509
Interest and dividends receivable	20,165	4,073,504	3,762,673	11,963,907	40,112,633
Receivable for capital shares issued	7,500	57,193	84,505	2,719,095	5,656,775
Unrealized appreciation on forward foreign currency exchange contracts	–	–	–	4,156,290	3,014,000
Variation margin receivable for centrally cleared swaps	–	–	–	–	17,947
Open swap contracts, at value	–	–	–	–	7,546,281
Prepaid expenses	249	18,095	13,608	30,419	45,067

Total assets	8,342,318	667,602,319	326,994,527	1,827,212,166	2,615,007,560

Liabilities:
Payable for investments purchased	–	–	–	219,114,056	45,254,188
Collateral from broker	–	–	–	–	7,620,000
Unrealized depreciation on forward foreign currency exchange contracts	–	–	–	2,344,284	4,161,781
Payable for capital shares redeemed	2,682	811,126	477,381	1,864,006	1,562,371
Unfunded loan commitments (Note 2)	–	–	–	–	922,805
Open swap contracts, at value	–	–	–	–	512,494
Accrued expenses and other payables:
Investment advisory fees	15,373	509,298	251,339	486,102	1,554,853
Distribution fees	2,376	140,068	51,786	45,944	278,484
Transfer agent fees	1,343	19,985	54,908	16,211	94,004
Custodian fees	4,079	27,316	15,579	31,886	39,989
Legal fees	76	6,343	3,167	15,402	22,577
Other	38,164	273,191	235,999	148,542	190,515

Total liabilities	64,093	1,787,327	1,090,159	224,066,433	62,214,061

Net Assets	$8,278,225	$665,814,992	$325,904,368	$1,603,145,733	$2,552,793,499

Cost:
Investments in securities, at cost	$7,884,823	$680,539,562	$308,013,257	$1,650,481,067	$2,165,278,021
Affiliated securities, at cost	–	43,393,010	–	–	30,083,125
Repurchase agreements	171,625	1,007,688	–	78,162,894	217,763,519
Up-front payments made on open swaps	–	–	–	–	3,058,922
Up-front payments received on open swaps	–	–	–	–	(3,095,251)
Foreign currency	833	1,590,069	2,290,216	1,000,456	13,129,312

Net Assets Consist of:
Par value	$206	$23,162	$26,733	$121,970	$247,957
Paid in capital in excess of par value	35,852,440	2,975,951,513	3,033,319,629	1,605,948,015	2,423,998,542
Accumulated net investment income/(loss)	107,020	12,327,507	(25,913)	(194,575)	(1,223,044)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(27,938,580)	(2,259,428,068)	(2,720,264,819)	(2,317,502)	27,852,884
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	257,139	(63,059,122)	12,848,738	(412,175)	101,917,160

Net Assets	$8,278,225	$665,814,992	$325,904,368	$1,603,145,733	$2,552,793,499

Net Assets
Class A Shares	$6,538,098	$554,922,297	$168,028,444	$153,370,104	$999,250,251
Class I Shares	1,740,127	110,892,695	157,875,924	1,449,775,629	1,553,543,248

Total	$8,278,225	$665,814,992	$325,904,368	$1,603,145,733	$2,552,793,499

Shares Outstanding (Note 8)
Class A Shares	163,385	19,381,272	13,790,679	11,533,981	94,147,629
Class I Shares	43,085	3,780,552	12,942,688	110,436,054	153,809,485

Total	206,470	23,161,824	26,733,367	121,970,035	247,957,114

Net asset value and redemption price per share
Class A Shares	$40.02	$28.63	$12.18	$13.30	$10.61
Class I Shares	$40.39	$29.33	$12.20	$13.13	$10.10

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Operations

For the Year Ended October 31, 2013

	Aberdeen Global Select Opportunities Fund	Aberdeen Select International Equity Fund	Aberdeen Select International Equity Fund II	Aberdeen Total Return Bond Fund	Aberdeen Global High Income Fund
INVESTMENT INCOME:
Dividend income	$276,320	$24,354,839	$13,746,881	$–	$2,867,228
Interest income	38	1,404,913	2,435	56,427,407	208,818,881
Income from securities lending (Note 2)	431	193,817	90,874	–	–
Foreign tax withholding	(14,697)	(2,016,503)	(1,064,387)	–	–
Other income	–	219,513	52,795	35,605	–

	262,092	24,156,579	12,828,598	56,463,012	211,686,109

EXPENSES:
Investment advisory fees	111,802	8,659,936	5,285,321	6,620,154	17,564,398
Distribution fees Class A	13,841	1,482,330	440,653	490,771	2,356,400
Custodian fees	41,443	281,843	52,791	348,784	471,092
Printing fees	23,569	227,266	114,060	271,842	346,572
Transfer agent fees	8,707	125,116	112,053	103,570	572,829
Trustee fees	1,677	126,220	78,678	254,098	361,921
Legal fees	8,078	54,873	6,107	220,883	298,123
Audit fees	40,489	78,666	58,078	55,251	65,849
Registration and filing fees	32,698	50,707	54,435	52,752	87,332
Other	16,714	388,702	293,904	271,691	636,529

Total expenses before reimbursed/waived expenses	299,018	11,475,659	6,496,080	8,689,796	22,761,045
Interest expense (Note 12)	617	40,935	10,497	–	12,120

Total operating expenses before reimbursed/waived expenses	299,635	11,516,594	6,506,577	8,689,796	22,773,165
Expenses reimbursed (Note 3)	(141,446)	–	–	(29,356)	(67,765)
Custody offset arrangement	–	(15,988)	(8,289)	(26,495)	(42,045)
Expenses waived by investment adviser	(621)	(48,111)	(29,363)	(94,574)	(135,111)

Net expenses	157,568	11,452,495	6,468,925	8,539,371	22,528,244

Net Investment Income	104,524	12,704,084	6,359,673	47,923,641	189,157,865

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	2,085,473	(39,216,370)	90,744,322	(9,417,003)	46,123,768
Realized gain on swap contracts	–	18,167,196	12,588,340	–	7,828,931
Realized gain on futures contracts transactions	–	2,741,722	1,569,244	–	–
Written options	–	–	–	(3,696)	–
Realized gain/(loss) on foreign currency transactions	27,537	12,975,404	8,427,174	7,897,157	(8,161,837)

Net realized gain/(loss) from investments and foreign currency transactions	2,113,010	(5,332,048)	113,329,080	(1,523,542)	45,790,862

Net change in unrealized appreciation/depreciation on investment transactions	(450,811)	195,704,198	15,952,085	(77,954,698)	35,693,920
Net change in unrealized appreciation/depreciation on swap contracts	–	(10,053,134)	(5,652,964)	–	6,867,330
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	269	(501,651)	145,962	885,929	(1,290,941)

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities denominated in foreign currencies	(450,542)	185,149,413	10,445,083	(77,068,769)	41,270,309

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	1,662,468	179,817,365	123,774,163	(78,592,311)	87,061,171

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,766,992	$192,521,449	$130,133,836	$(30,668,670)	$276,219,036

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Statements of Changes in Net Assets

	Aberdeen Global Select Opportunities Fund		Aberdeen Select International Equity Fund		Aberdeen Select International Equity Fund II
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$104,524	$194,490	$12,704,084	$50,527,461	$6,359,673	$35,138,820
Net realized gain/(loss) from investments and foreign currency transactions	2,113,010	(405,520)	(5,332,048)	(271,400,583)	113,329,080	(95,348,690)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(450,542)	2,650,204	185,149,413	79,114,331	10,445,083	(14,221,525)

Changes in net assets resulting from operations	1,766,992	2,439,174	192,521,449	(141,758,791)	130,133,836	(74,431,395)

Distributions to Shareholders From:
Net investment income:
Class A	(66,027)	–	(4,106,087)	(29,892,907)	(5,866,610)	(17,413,839)
Class I	(121,751)	(25,087)	(3,400,872)	(58,773,313)	(19,825,207)	(51,533,616)
Tax return of capital:
Class A	–	–	–	–	(19,892)	–
Class I	–	–	–	–	(67,223)	–

Change in net assets from shareholder distributions	(187,778)	(25,087)	(7,506,959)	(88,666,220)	(25,778,932)	(68,947,455)

Change in net assets from capital transactions	(13,423,051)	(29,366,492)	(1,535,775,674)	(3,500,252,601)	(862,862,469)	(3,749,275,706)

Change in net assets	(11,843,837)	(26,952,405)	(1,350,761,184)	(3,730,677,612)	(758,507,565)	(3,892,654,556)

Net Assets:
Beginning of year	20,122,062	47,074,467	2,016,576,176	5,747,253,788	1,084,411,933	4,977,066,489

End of year	$8,278,225	$20,122,062	$665,814,992	$2,016,576,176	$325,904,368	$1,084,411,933

Accumulated net investment income/(loss) at end of year	$107,020	$187,778	$12,327,507	$(6,578,729)	$(25,913)	$20,194,152

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$301,623	$707,054	$23,630,146	$94,592,323	$19,819,098	$152,425,573
Dividends reinvested	56,726	–	3,990,997	29,284,391	5,697,322	15,787,932
Cost of shares redeemed	(3,407,856)	(2,618,378)	(483,590,343)	(1,226,061,711)	(172,267,934)	(1,158,590,968)

Total Class A	(3,049,507)	(1,911,324)	(455,969,200)	(1,102,184,997)	(146,751,514)	(990,377,463)

Class I Shares
Proceeds from shares issued	795,739	1,793,837	31,099,736	256,332,491	44,087,986	269,600,897
Dividends reinvested	106,344	23,999	3,218,155	54,098,839	15,429,334	36,277,359
Cost of shares redeemed	(11,275,627)	(29,273,004)	(1,114,124,365)	(2,708,498,934)	(775,628,275)	(3,064,776,499)

Total Class I	(10,373,544)	(27,455,168)	(1,079,806,474)	(2,398,067,604)	(716,110,955)	(2,758,898,243)

Change in net assets from capital transactions:	$(13,423,051)	$(29,366,492)	$(1,535,775,674)	$(3,500,252,601)	$(862,862,469)	$(3,749,275,706)

SHARE TRANSACTIONS:
Class A Shares
Issued	8,287	20,870	897,457	3,995,350	1,781,931	15,184,958
Reinvested	1,608	–	158,310	1,345,172	526,555	1,683,148
Redeemed	(94,032)	(74,910)	(18,499,520)	(52,389,555)	(15,339,291)	(115,363,238)

Total Class A Shares	(84,137)	(54,040)	(17,443,753)	(47,049,033)	(13,030,805)	(98,495,132)

Class I Shares
Issued	21,588	50,869	1,169,982	10,655,738	3,954,574	26,467,202
Reinvested	2,992	733	124,880	2,427,045	1,427,320	3,851,100
Redeemed	(303,630)	(806,965)	(44,111,272)	(112,811,513)	(69,588,993)	(301,049,013)

Total Class I Shares	(279,050)	(755,363)	(42,816,410)	(99,728,730)	(64,207,099)	(270,730,711)

Total change in shares:	(363,187)	(809,403)	(60,260,163)	(146,777,763)	(77,237,904)	(369,225,843)

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Statements of Changes in Net Assets (concluded)

	Aberdeen Total Return Bond Fund		Aberdeen Global High Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$47,923,641	$53,428,186	$189,157,865	$244,016,781
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(1,523,542)	38,691,238	45,790,862	(12,803,335)
Net change in unrealized appreciation/depreciation on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(77,068,769)	40,330,244	41,270,309	108,500,170

Changes in net assets resulting from operations	(30,668,670)	132,449,668	276,219,036	339,713,616

Distributions to Shareholders From:
Net investment income:
Class A	(4,299,327)	(9,185,698)	(65,954,427)	(80,882,262)
Class I	(44,687,602)	(67,054,088)	(125,993,854)	(165,950,161)
Net realized gains:
Class A	(5,210,543)	(4,921,570)	–	(18,449,251)
Class I	(38,408,459)	(28,592,546)	–	(33,475,158)
Tax return of capital:
Class A	(297,269)	–	–	(1,643,402)
Class I	(3,004,325)	–	–	(3,371,514)

Change in net assets from shareholder distributions	(95,907,525)	(109,753,902)	(191,948,281)	(303,771,748)

Change in net assets from capital transactions	(366,632,551)	303,481,726	(728,529,427)	(225,352,547)

Change in net assets	(493,208,746)	326,177,492	(644,258,672)	(189,410,679)

Net Assets:
Beginning of year	2,096,354,479	1,770,176,987	3,197,052,171	3,386,462,850

End of year	$1,603,145,733	$2,096,354,479	$2,552,793,499	$3,197,052,171

Accumulated net investment income/(loss) at end of year	$(194,575)	$2,847,607	$(1,223,044)	$(1,631,203)

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$52,159,444	$89,929,318	$527,872,170	$383,609,386
Dividends reinvested	9,308,255	13,378,383	61,441,634	90,532,888
Cost of shares redeemed	(141,400,907)	(130,134,771)	(688,395,319)	(728,612,636)

Total Class A	(79,933,208)	(26,827,070)	(99,081,515)	(254,470,362)

Class I Shares
Proceeds from shares issued	631,907,782	814,523,871	601,335,385	1,328,641,709
Dividends reinvested	76,876,705	81,900,951	73,429,672	106,426,184
Cost of shares redeemed	(995,483,830)	(566,116,026)	(1,304,212,969)	(1,405,950,078)

Total Class I	(286,699,343)	330,308,796	(629,447,912)	29,117,815

Change in net assets from capital transactions:	$(366,632,551)	$303,481,726	$(728,529,427)	$(225,352,547)

SHARE TRANSACTIONS:
Class A Shares
Issued	3,797,927	6,460,204	50,013,584	38,098,477
Reinvested	676,714	970,429	5,837,364	9,085,164
Redeemed	(10,383,334)	(9,348,002)	(65,272,510)	(72,615,332)

Total Class A Shares	(5,908,693)	(1,917,369)	(9,421,562)	(25,431,691)

Class I Shares
Issued	46,775,581	58,980,638	59,865,847	138,102,583
Reinvested	5,669,319	5,993,318	7,331,410	11,160,159
Redeemed	(73,808,272)	(40,893,856)	(129,908,352)	(146,422,297)

Total Class I Shares	(21,363,372)	24,080,100	(62,711,095)	2,840,445

Total change in shares:	(27,272,065)	22,162,731	(72,132,657)	(22,591,246)

Amounts listed as "–" are $0 or round to $0.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Select Opportunities Fund Inc.

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Class A Shares
Year Ended October 31, 2013	$35.11	$0.32	$4.91	$5.23	$(0.32)	$(0.32)
Year Ended October 31, 2012	33.90	0.17	1.04	1.21	–	–
Year Ended October 31, 2011	36.70	(0.08)	(2.72)	(2.80)	–	–
Year Ended October 31, 2010	32.55	(0.01)	5.05	5.04	(0.89)	(0.89)
Year Ended October 31, 2009	27.23	0.27	5.15	5.42	(0.10)	(0.10)
Class I Shares
Year Ended October 31, 2013	35.48	0.30	5.04	5.34	(0.43)	(0.43)
Year Ended October 31, 2012	34.20	0.25	1.05	1.30	(0.02)	(0.02)
Year Ended October 31, 2011	37.01	0.01	(2.74)	(2.73)	(0.08)	(0.08)
Year Ended October 31, 2010	32.80	0.07	5.09	5.16	(0.95)	(0.95)
Year Ended October 31, 2009	27.55	0.35	5.17	5.52	(0.27)	(0.27)

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Select Opportunities Fund Inc. (concluded)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

$40.02	15.02%	$6,538	1.36	%(f)	0.86%	2.54	%(f)	253%
35.11	3.54%	8,691	1.39	%(f)	0.49%	2.32	%(f)	182%
33.90	(7.60%)	10,223	1.40	%(f)	(0.21%)	1.79	%(f)	147%
36.70	15.65%	12,302	1.40	%(f)	(0.04%)	1.78	%(f)	195%
32.55	19.94%	17,703	1.40%		0.99%	1.89%		320%

40.39	15.23%	1,740	1.15	%(f)	0.82%	2.25	%(f)	253%
35.48	3.82%	11,431	1.14	%(f)	0.73%	1.76	%(f)	182%
34.20	(7.40%)	36,851	1.15	%(f)	0.04%	1.42	%(f)	147%
37.01	15.94%	63,354	1.15	%(f)	0.21%	1.44	%(f)	195%
32.80	20.23%	50,021	1.15%		1.27%	1.50%		320%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund

			Investment Activities			Distributions
	Net Asset Value, Beginning of Period		Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
Class A Shares
Year Ended October 31, 2013	$23.84		$0.37	$4.55	$4.92	$(0.13)	$(0.13)
Year Ended October 31, 2012	24.55		0.30	(0.62)	(0.32)	(0.39)	(0.39)
Year Ended October 31, 2011	28.87		0.19	(4.00)	(3.81)	(0.51)	(0.51)
Year Ended October 31, 2010	28.20		0.27	2.48	2.75	(2.08)	(2.08)
Year Ended October 31, 2009	24.46	(g)	0.26	3.94	4.20	(0.46)	(0.46)
Class I Shares
Year Ended October 31, 2013	24.44		0.31	4.80	5.11	(0.22)	(0.22)
Year Ended October 31, 2012	25.20		0.36	(0.64)	(0.28)	(0.48)	(0.48)
Year Ended October 31, 2011	29.64		0.28	(4.13)	(3.85)	(0.59)	(0.59)
Year Ended October 31, 2010	28.89		0.35	2.55	2.90	(2.15)	(2.15)
Year Ended October 31, 2009	25.09	(g)	0.33	4.03	4.36	(0.56)	(0.56)

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund (concluded)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

$28.63	20.70%	$554,922	1.25	%(f)	1.39%	1.26	%(f)	94%
23.84	(1.14%)	877,738	1.23	%(f)	1.30%	1.24	%(f)	35%
24.55	(13.49%)	2,059,255	1.29	%(f)	0.65%	1.30	%(f)	41%
28.87	10.06%	3,692,638	1.28	%(f)	1.00%	1.28	%(f)	105%
28.20	17.62%	4,368,400	1.21%		1.09%	1.21%		201%

29.33	21.04%	110,893	1.03	%(f)	1.15%	1.04	%(f)	94%
24.44	(0.93%)	1,138,838	1.00	%(f)	1.51%	1.01	%(f)	35%
25.20	(13.31%)	3,687,999	1.05	%(f)	0.95%	1.05	%(f)	41%
29.64	10.37%	5,790,307	1.02	%(f)	1.26%	1.02	%(f)	105%
28.89	17.91%	6,389,926	0.95%		1.36%	0.95%		201%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for the International Equity Fund Class A shares was $24.44 and Class I shares was $25.07. The NAV above was restated to correct an error which was identified subsequent to the close of the fiscal year end.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II

			Investment Activities			Distributions
	Net Asset Value, Beginning of Period		Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2013	$10.38		$0.13	$1.92	$2.05	$(0.25)	$–	$(0.25)
Year Ended October 31, 2012	10.46		0.12	(0.05)	0.07	(0.15)	–	(0.15)
Year Ended October 31, 2011	12.18		0.07	(1.56)	(1.49)	(0.23)	–	(0.23)
Year Ended October 31, 2010	11.62		0.11	1.00	1.11	(0.55)	–	(0.55)
Year Ended October 31, 2009	10.15	(g)	0.09	1.71	1.80	(0.33)	–	(0.33)
Class I Shares
Year Ended October 31, 2013	10.45		0.11	1.97	2.08	(0.33)	–	(0.33)
Year Ended October 31, 2012	10.54		0.14	(0.04)	0.10	(0.19)	–	(0.19)
Year Ended October 31, 2011	12.27		0.10	(1.57)	(1.47)	(0.26)	–	(0.26)
Year Ended October 31, 2010	11.70		0.14	1.01	1.15	(0.58)	–	(0.58)
Year Ended October 31, 2009	10.22	(g)	0.12	1.72	1.84	(0.36)	–	(0.36)

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Select International Equity Fund II (concluded)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

$12.18	20.00%	$168,028	1.21	%(f)	1.19%	1.23	%(f)	97%
10.38	0.91%	278,360	1.30	%(f)	1.21%	1.32	%(f)	34%
10.46	(12.61%)	1,310,435	1.28	%(f)	0.54%	1.28	%(f)	51%
12.18	9.75%	2,156,072	1.28	%(f)	0.98%	1.29	%(f)	123%
11.62	18.23%	2,146,222	1.24%		0.87%	1.27%		205%

12.20	20.36%	157,876	1.04	%(f)	1.02%	1.04	%(f)	97%
10.45	1.11%	806,052	1.01	%(f)	1.33%	1.02	%(f)	34%
10.54	(12.31%)	3,666,631	1.04	%(f)	0.79%	1.04	%(f)	51%
12.27	9.99%	6,355,205	1.04	%(f)	1.23%	1.05	%(f)	123%
11.70	18.59%	6,985,273	0.98%		1.18%	1.02%		205%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The financial statements are prepared to conform to U.S. generally accepted accounting principles. As a result, the NAVs for certain funds reported in the financial statements may differ from the NAV used to process shareholder transactions. The reported NAV for shareholder transaction activity for the International Equity Fund II Class A shares was $10.16 and Class I shares was $10.23.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2013	$14.17	$0.31	$(0.56)	$(0.25)	$(0.29)	$(0.30)	$(0.03)	$(0.62)
Year Ended October 31, 2012	14.02	0.34	0.56	0.90	(0.49)	(0.26)	–	(0.75)
Year Ended October 31, 2011	14.24	0.55	0.18	0.73	(0.47)	(0.48)	–	(0.95)
Year Ended October 31, 2010	13.51	0.52	0.69	1.21	(0.48)	–	–	(0.48)
Year Ended October 31, 2009	12.21	0.51	1.54	2.05	(0.62)	(0.13)	–	(0.75)
Class I Shares
Year Ended October 31, 2013	14.03	0.35	(0.56)	(0.21)	(0.36)	(0.30)	(0.03)	(0.69)
Year Ended October 31, 2012	13.91	0.38	0.55	0.93	(0.55)	(0.26)	–	(0.81)
Year Ended October 31, 2011	14.16	0.58	0.18	0.76	(0.53)	(0.48)	–	(1.01)
Year Ended October 31, 2010	13.47	0.55	0.69	1.24	(0.55)	–	–	(0.55)
Year Ended October 31, 2009	12.20	0.54	1.53	2.07	(0.67)	(0.13)	–	(0.80)

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Total Return Bond Fund (concluded)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

$13.30	(1.81%)	$153,370	0.68%	2.29%	0.70%	265%
14.17	6.64%	247,217	0.69%	2.47%	0.69%	236%
14.02	5.49%	271,444	0.69%	3.96%	0.71%	219%
14.24	9.16%	319,782	0.69%	3.77%	0.70%	193%
13.51	17.27%	331,224	0.69%	3.98%	0.69%	289%

13.13	(1.59%)	1,449,776	0.42%	2.56%	0.43%	265%
14.03	6.97%	1,849,138	0.41%	2.73%	0.41%	236%
13.91	5.79%	1,498,733	0.44%	4.20%	0.45%	219%
14.16	9.39%	1,305,839	0.44%	4.01%	0.44%	193%
13.47	17.56%	1,238,512	0.44%	4.26%	0.43%	289%

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

See accompanying notes to financial statements.

2013 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2013	$10.30	$0.72	$0.30	$1.02	$(0.71)	$–	$–	$(0.71)
Year Ended October 31, 2012	10.14	0.73	0.34	1.07	(0.74)	(0.16)	(0.01)	(0.91)
Year Ended October 31, 2011	11.06	0.77	(0.62)	0.15	(0.79)	(0.28)	–	(1.07)
Year Ended October 31, 2010	10.28	0.82	0.77	1.59	(0.81)	–	–	(0.81)
Year Ended October 31, 2009	8.08	0.71	2.42	3.13	(0.78)	–	(0.15)	(0.93)
Class I Shares
Year Ended October 31, 2013	9.84	0.71	0.29	1.00	(0.74)	–	–	(0.74)
Year Ended October 31, 2012	9.72	0.73	0.31	1.04	(0.74)	(0.16)	(0.02)	(0.92)
Year Ended October 31, 2011	10.64	0.76	(0.59)	0.17	(0.81)	(0.28)	–	(1.09)
Year Ended October 31, 2010	9.90	0.82	0.74	1.56	(0.82)	–	–	(0.82)
Year Ended October 31, 2009	7.82	0.70	2.33	3.03	(0.79)	–	(0.16)	(0.95)

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2013

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global High Income Fund (concluded)

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

$10.61	10.20%	$999,250	0.99	%(d)	6.83%	1.00	%(d)	57%
10.30	11.22%	1,066,487	0.99	%(d)	7.26%	1.01	%(d)	62%
10.14	1.30%	1,308,597	0.99	%(d)	7.19%	1.00	%(d)	78%
11.06	16.08%	1,222,933	1.00%		7.70%	1.00%		57%
10.28	42.71%	715,541	1.00%		7.83%	1.01%		43%

10.10	10.53%	1,553,543	0.75	%(d)	7.10%	0.75	%(d)	57%
9.84	11.49%	2,130,565	0.73	%(d)	7.53%	0.74	%(d)	62%
9.72	1.52%	2,077,865	0.73	%(d)	7.44%	0.74	%(d)	78%
10.64	16.39%	1,873,539	0.75%		7.96%	0.74%		57%
9.90	42.99%	934,054	0.75%		8.10%	0.74%		43%

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.

See accompanying notes to financial statements.

2013 Annual Report

Notes to Financial Statements

October 31, 2013

1. Organization

Aberdeen Investment Funds (each, a “Fund” and collectively, the “Trust”) was organized as a business trust under the laws of the State of Massachusetts by a Master Trust Agreement adopted on April 30, 1992 and is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. As of October 31, 2013, the Trust offered four diversified, open-ended investment funds: Aberdeen Select International Equity Fund (the “Select International Equity Fund”), Aberdeen Select International Equity Fund II (the “Select International Equity Fund II”), Aberdeen Total Return Bond Fund (the “Total Return Bond Fund”), and Aberdeen Global High Income Fund (the “Global High Income Fund”).

Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”) was incorporated under the laws of the State of Maryland on May 23, 1990 and is registered with the SEC under the 1940 Act as a diversified, open-end management investment company.

Effective May 22, 2013, in conjunction with the acquisition of Artio Global Management LLC by Aberdeen Asset Management PLC, the Trust and the Global Select Opportunities Fund (collectively, the “Funds”) were rebranded (name change) as follows:

Rebranded as:	Formerly known as:
Aberdeen Global Select Opportunities Fund Inc.	Artio Select Opportunities Fund Inc.
Aberdeen Select International Equity Fund, a series of Aberdeen Investment Funds	Artio International Equity Fund, a series of Artio Global Investment Funds
Aberdeen Select International Equity Fund II, a series of Aberdeen Investment Funds	Artio International Equity Fund II, a series of Artio Global Investment Funds
Aberdeen Total Return Bond Fund, a series of Aberdeen Investment Funds	Artio Total Return Bond Fund, a series of Artio Global Investment Funds
Aberdeen Global High Income Fund, a series of Aberdeen Investment Funds	Artio Global High Income Fund, a series of Artio Global Investment Funds

Each of the Funds offers multiple share classes. As of October 31, 2013, all of the Funds offered Class A and Class I shares. The classes of shares are offered to different types of investors and have different expense structures, as outlined in the Funds’ prospectus. Each class of shares has exclusive voting rights with respect to matters that affect that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Fund based on average daily net assets.

Each Fund has distinct investment objectives. Following are the objectives for the Funds:

Fund Name	Investment Objective
Global Select Opportunities Fund	Seeks to maximize total return, principally through capital appreciation.
Select International Equity Fund	Seeks long term growth of capital.
Select International Equity Fund II	Seeks long term growth of capital.
Total Return Bond Fund	Seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund’s portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.
Global High Income Fund	Seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The books and records of the Funds are maintained in U.S. Dollars.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

(a)	Security Valuation

The Funds are required to value their securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Each Fund’s assets for which market quotations are readily available are valued at fair value on the basis of quotations furnished by a pricing service or provided by securities dealers. Equity investments are generally valued using the last sale price or official closing price taken from the primary market in which each security trades, or if no sales occurred during the day, at the mean of the current quoted bid and ask prices.

Fixed income securities are generally valued using prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with valuation procedures (“Valuation Procedures”) approved by the Global Select Opportunities Fund’s Board of Director’s, and the Trust’s Board of Trustees (each, a “Board” and collectively, “the Boards”), as applicable. The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date, to determine current fair value.

Assets and liabilities initially expressed in foreign currency will be converted into U.S. dollar values. Short-term dollar-denominated investments of appropriate credit quality that mature in 60 days or less are valued on the basis of amortized cost, which approximates fair value. To the extent each Fund invests in other open-end funds, the Fund will calculate its Net Asset Value (“NAV”) based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use good faith fair value pricing and the effects of such fair value pricing.

When market quotations or exchange rates are not readily available, or if the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures. For options, swaps and warrants, a fair value price may be determined using readily available market quotations, prices provided by independent pricing services, or by using modeling tools provided by industry accepted financial data service providers. Key inputs to such tools may include yield and prices from comparable or reference assets, maturity or expiration dates, ratings, and interest rates. In addition, the Adviser, through its pricing committee, may determine the fair value price based upon multiple factors as set forth in the Valuation Procedures approved by the Boards.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities has occurred since the closing prices were established on the domestic or foreign exchange market, but before the Funds’ NAV calculations. Under certain conditions, the Boards have approved an independent pricing service to fair value foreign securities. This is generally accomplished by adjusting the closing price for movements in correlated indices, securities or derivatives. Fair value pricing may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV. Certain Funds may fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are pricing their shares.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations, based upon significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, which are based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments;
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3-significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period.

The Funds will fair value foreign securities when the Adviser does not believe that the closing prices are reflective of fair value due to significant events that occurred subsequent to the close of the foreign markets but before the Funds’ NAV calculations. When securities are fair valued under this method, they will be classified as Level 2 which may result in significant transfers between Level 1 and Level 2. The number of days on which fair value prices will be used depends on market activity. It is possible that fair value prices will be used by the Funds to a significant extent. Foreign securities in the Global Select Opportunities Fund, Select International Equity Fund and Select International Equity Fund II were not fair valued under this method at October 31, 2013 or October 31, 2012, resulting in no significant transfers from Level 1 to Level 2 in the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Funds' investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Global Select Opportunities Fund
Investments in Securities
Common Stocks	7,365,358	–	–	7,365,358
Preferred Stocks	776,592	–	–	776,592
Repurchase Agreement	–	171,625	–	171,625

	8,141,950	171,625	–	8,313,575

Select International Equity Fund
Investments in Securities
Common Stocks	578,661,497	–	2,371,471	581,032,968
Exchange Traded Funds	–	–	1,389,510	1,389,510
Government Bonds	–	–	1,849,035	1,849,035
Preferred Stocks	77,483,802	–	–	77,483,802
Repurchase Agreement	–	1,007,687	–	1,007,687

	656,145,299	1,007,687	5,610,016	662,763,002

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

Asset Valuation Inputs

Select International Equity Fund Rollforward of Level 3 Fair Value Measurement For the Year Ended October 31, 2013
Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2013
COMMON STOCKS
Bulgaria	$1,907,747	$–	$(206,965)	$143,935	$–	$(5,772)	$452,381	$–	$2,291,326	$143,935
Latvia	–	–	–	–	–	–	–	–	–	–
Serbia	826,962	–	–	(746,817)	–	–	–	–	80,145	(746,817)
Ukraine	4,832,395	–	(42,584,735)	46,344,031	–	(8,591,691)	–	–	–	–
Venezuela	3,911,687	–	–	(3,539,409)	–	–	–	(372,278)	–	(3,539,409)
EQUITY LINKED NOTES
Ukraine	1,875,000	–	(4,415,256)	2,855,827	–	(315,571)	–	–	–	–
EXCHANGE TRADED FUNDS
Russia	1,389,510	–	–	–	–	–	–	–	1,389,510	–
GOVERNMENT BONDS
Venezuela	6,107,587	(32,622)	–	(4,225,930)	–	–	–	–	1,849,035	(4,225,930)
TOTAL	$20,850,888	$(32,622)	$(47,206,956)	$40,831,637	$–	$(8,913,034)	$452,381	$(372,278)	$5,610,016	$(8,368,221)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Select International Equity Fund II
Investments in Securities
Common Stocks	282,100,712	–	–	282,100,712
Preferred Stocks	38,731,733	–	–	38,731,733

	320,832,445	–	–	320,832,445

Total Return Bond Fund
Investments in Securities
Asset-Backed Securities	–	164,361,684	–	164,361,684
Commercial Mortgage-Backed Securities	–	301,817,349	12,663,773	314,481,122
Corporate Bonds	–	471,917,377	–	471,917,377
Municipal Bonds	–	66,205,555	–	66,205,555
Government Bonds	–	290,101,003	–	290,101,003
U.S. Agencies	–	236,792,522	–	236,792,522
U.S. Treasuries	–	104,419,466	–	104,419,466
Repurchase Agreement	–	78,162,894	–	78,162,894
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	4,156,290	–	4,156,290
Liabilities
Forward Foreign Currency Exchange Contracts	–	(2,344,284)	–	(2,344,284)

	–	1,715,589,856	12,663,773	1,728,253,629

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

Asset Valuation Inputs

Total Return Bond Fund Rollforward of Level 3 Fair Value Measurement For the Year Ended October 31, 2013
Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2013
ASSET-BACKED SECURITIES
Russia	$96,894	$–	$2,032	$964	$–	$(99,890)	$–	$–	$–	$–
United States	11,138,254	–	67,691	(243,056)	172,987	(4,456,689)	5,984,586	–	12,663,773	(135,052)
TOTAL	$11,235,148	$–	$69,723	$(242,092)	$172,987	$(4,556,579)	$5,984,586	$–	$12,663,773	$(135,052)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3– Significant Unobservable Inputs ($)	Total ($)
Global High Income Fund
Investments in Securities
Corporate Bonds	–	1,807,262,911	78,069,504	1,885,332,415
Government Bonds	–	63,674,293	–	63,674,293
Term Loans	–	195,362,766	50,905,340	246,268,106
Common Stocks	10,889,754	–	32,749,750	43,639,504
Preferred Stocks	17,381,795	21,539,628	–	38,921,423
Warrants	10,182,957	–	–	10,182,957
Repurchase Agreement	–	217,763,519	–	217,763,519
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	3,014,000	–	3,014,000
Credit Default Swaps Contracts	–	11,220,095	–	11,220,095
Liabilities
Forward Foreign Currency Exchange Contracts	–	(4,161,781)	–	(4,161,781)

	38,454,506	2,315,675,431	161,724,594	2,515,854,531

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

Asset Valuation Inputs

Global High Income Fund Rollforward of Level 3 Fair Value Measurement For the Year Ended October 31, 2013
Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2013
TERM LOANS
Norway	$3,844,710	$–	$–	$3,558	$–	$(3,848,268)	$–	$–	$–	$–
United States	66,857,867	193,342	(111,879)	1,266,573	49,908,534	(67,209,097)	–	–	50,905,340	1,167,037
COMMON STOCK
Norway	25,191,626	–	–	7,558,124	–	–	–	–	32,749,750	7,558,124
CORPORATE BONDS
United States	51,920,753	–	–	2,180,062	7,832,000	–	16,136,689	–	78,069,504	2,180,062
TOTAL	$147,814,956	$193,342	$(111,879)	$11,008,317	$57,740,534	$(71,057,365)	$16,136,689	$–	$161,724,594	$10,905,223

Amounts listed as “–” are $0 or round to $0.

The following is quantitative information about level 3 fair value measurements:

Description	Fair Value at 10/31/13 ($)	Valuation Technique(s)	Unobservable Inputs	Range	Weighted Average
Global High Income Fund
Bank Loans	50,905,340	Broker Pricing	Bid/Ask Spread	$99 – $102.5	$100.54
Common Stocks	32,749,750	Broker Pricing	Bid/Ask Spread	$21 – $25	$22.93
Corporate Bonds	78,069,504	Broker Pricing	Bid/Ask Spread	$2.925 – $107.35	$102.82

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement. It is each Fund's policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited.

(c)	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

(d)	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of 11:00am Eastern time for Equity Funds and as of 4:00pm Eastern time for Fixed Income Funds ("Valuation Time"), to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

Investments in emerging markets can be riskier and more volatile than investments in the United States and other developed markets. Adverse political and economic developments can make it more difficult for the International Equity Fund to sell its foreign securities which could reduce the NAV of the International Equity Fund. In contrast to more established markets, emerging markets may have governments that are less stable and markets that are less liquid, increasing your investment risk. At October 31, 2013, the International Equity Fund had 0.32% of its net assets invested in Venezuelan securities and held Venezuelan Bolivar valued at 0.07% of the International Equity Fund’s net assets. Venezuela currently imposes foreign exchange controls which prohibit the International Equity Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities.

(e)	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Fund used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

During the twelve month reporting period, the Funds used currency forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as "initial margin". Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets. During the twelve month reporting period, futures contracts were used to manage the interest rate risks and raise the efficiency of the Funds.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

The Funds entered into swap contracts that function similar to futures contracts (“synthetic futures”) to gain exposure and to protect against changes in security values. Generally, synthetic futures are counterparty agreements and do not require daily variation margin payments to be directly paid to the counterparty; however, they do require hard segregation of cash. These amounts are included on the Statement of Assets and Liabilities as cash on deposit with broker. In connection with their use of synthetic futures, the Funds are exposed to the credit risk of the counterparty in addition to the risks described above. The accounting treatment of synthetic futures is similar to that described above for standard futures contracts. The Funds disclose synthetic futures with other futures contracts. The Funds’ maximum risk of loss associated with futures contracts is minimal since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures contracts, guarantees the futures contracts against default. The Fund’s maximum risk of loss due to counterparty credit risk for synthetic futures contracts is the unrealized appreciation for synthetic futures contracts.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Credit Default Swaps

Certain Funds use credit default swap contracts to limit or reduce risk exposure of defaults of corporate and sovereign issuers (i.e., to reduce risk when a Fund owns or has exposure to such issuers), or to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which a Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund's investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Total Return Swaps

The Funds entered into total return swaps primarily to preserve a return or spread on a particular investment or portion of their portfolio. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge.

The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements on the swap contracts, is rated at least A by Standard & Poor’s (S&P) or Moody’s Investors Service (“Moody’s”) or has an equivalent rating from a nationally recognized statistical rating organization (“NRSRO”) or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2013:

Global Select Opportunities Fund

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$29,233	$–
Total		$29,233	$–

Select International Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Total return swaps
(equity contracts risk)		$18,167,196	$(10,053,134)
Forward foreign exchange contracts
(foreign exchange risk)		$13,956,223	$–
Futures contracts
(interest rate risk)		$2,741,722	$–
Total		$34,865,141	$(10,053,134)

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

Select International Equity Fund II

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Total return swaps
(equity contracts risk)		$12,588,340	$(5,652,964)
Forward foreign exchange contracts
(foreign exchange risk)		$9,225,010	$–
Futures contracts
(interest rate risk)		$1,569,244	$–
Total		$23,382,594	$(5,652,964)

Total Return Bond Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$4,156,290	Unrealized depreciation on forward currency exchange contracts	$2,344,284
Total		$4,156,290		$2,344,284

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Forward foreign exchange contracts
(foreign exchange risk)		$9,577,686	$908,408
Total		$9,577,686	$908,408

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

Global High Income Fund	Asset Derivatives		Liability Derivatives
	Year Ended October 31, 2013		Year Ended October 31, 2013
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit default swaps
(credit risk)	Open swap contracts, at value	$7,546,281	Open swap contracts, at value	$512,494
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	$3,014,000	Unrealized depreciation on forward currency exchange contracts	$4,161,781
Total		$10,560,281		$4,674,275

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2013

Derivatives not accounted for as hedging instruments under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives

	Realized/Unrealized Gain/(Loss) from Investments, Futures Contracts and Foreign Currency Transactions
Credit default swaps
(credit risk)		$7,462,127	$6,867,330
Total return swaps
(equity contracts risk)		$366,804	$—
Forward foreign exchange contracts
(foreign exchange risk)		$(8,462,711)	$(1,123,666)
Total		$(633,780)	$5,743,664

The Funds value derivatives at fair value, as described in this note, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.

During January and February 2013, the Global Select Opportunities Fund held forward currency contracts in the Japanese Yen. The Fund sold out of all forward currency contracts in March 2013. The volume of forward contracts was unvaried throughout the period. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$468,557
2nd Quarter	463,388

During the first two quarters of the year ended October 31, 2013, the Select International Equity Fund held forward currency contracts in the Euro, Japanese Yen, Mexican Peso, and Swiss Franc. The Fund sold out of all forward currency contracts in May 2013. The volume of forward contracts varied throughout the period with an average notional value of $187,212,775. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$153,175,315
2nd Quarter	221,250,236

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

During the first two quarters of the year ended October 31, 2013, the Select International Equity Fund held bond and equity total return swaps. The Fund sold out of all swap positions in May 2013. The volume of the total return swaps varied throughout the period with an average notional value of $(41,044,098) and 114,851, for total return bond swaps and total return equity swaps, respectively. The quarterly average notional values for the Fund’s total return swaps were as follows:

Quarter	Total Return Bond Swaps Weighted Average Notional Value	Total Return Equity Swaps Weighted Average Notional Value
1st Quarter	$(51,261,408)	$145,201
2nd Quarter	(30,826,788)	84,500

In April 2013, the Select International Equity Fund held Tokyo Stock Price Index futures contracts. The Fund sold out of all futures contracts in May 2013. The quarterly average contracts and notional values for the Fund’s futures contracts were 18 and $1,800,000, respectively.

During the first two quarters of the year ended October 31, 2013, the Select International Equity II Fund held forward currency contracts in the Euro, Japanese Yen, Mexican Peso, and Swiss Franc. The Fund sold out of all forward currency contracts in May 2013. The volume of forward contracts varied throughout the period with an average notional value of $136,782,538. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$116,238,730
2nd Quarter	157,326,346

During the first two quarters of the year ended October 31, 2013, the Select International Equity II Fund held bond and equity total return swaps. The Fund sold out of all swap positions in May 2013. The volume of the total return swaps varied throughout the period with an average notional value of $(30,064,986) and 86,842, for total return bond swaps and total return equity swaps, respectively. The quarterly average notional values for the Fund’s total return swaps were as follows:

Quarter	Total Return Bond Swaps Weighted Average Notional Value	Total Return Equity Swaps Weighted Average Notional Value
1st Quarter	$(40,375,441)	$118,761
2nd Quarter	(19,754,530)	54,924

In April 2013, the Select International Equity II Fund held Tokyo Stock Price Index futures contracts. The Fund sold out of all swap positions in May 2013. The quarterly average contracts and notional values for the Fund’s futures contracts were 10 and $990,000, respectively.

For the Total Return Bond Fund information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended October 31, 2013. During the year the Fund also held forward currency contract in the Euro, Japanese Yen, and Russian Ruble. The volume of forward contracts varied throughout the period with an average notional value of $320,746,318. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$383,011,585
2nd Quarter	334,299,483
3rd Quarter	255,429,945
4th Quarter	310,244,260

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

For the Global High Income Fund information about forward currency contracts reflected as of the date of this report is generally indicative of the type of activity for the six months ended October 31, 2013. The volume of forward contracts varied throughout the period with an average notional value of $422,165,625. The quarterly average notional values for the Fund’s forward contracts were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$444,691,911
2nd Quarter	392,559,240
3rd Quarter	436,637,817
4th Quarter	414,773,529

Information about Global High Income Fund’s credit default swaps reflected as of the date of this report is generally indicative of the type of activity for the quarter ended October 31, 2013. The volume increased in the final two quarters, ending the year with an average notional value of $82,372,917. The quarterly average notional values for the Fund’s credit default swaps were as follows:

Quarter	Weighted Average Notional Value
1st Quarter	$65,591,667
2nd Quarter	63,330,000
3rd Quarter	90,540,000
4th Quarter	110,030,000

During the period January through May 2013, the Global High Income Fund held bond and equity total return swaps. The Fund sold out of all swap positions in June 2013. The volume of the total return swaps varied throughout the period with an average notional value of $41,666,667 and (192,053), for total return bond swaps and total return equity swaps, respectively. The quarterly average notional values for the Fund’s total return swaps were as follows:

Quarter	Total Return Bond Swaps Weighted Average Notional Value	Total Return Equity Swaps Weighted Average Notional Value
1st Quarter	$50,000,000	$(230,389)
2nd Quarter	40,000,001	(184,386)
3rd Quarter	35,000,001	(161,384)

(f)	Term Loans

The Global High Income Fund may invest in term loans. Term loans include institutionally traded floating and fixed-rate debt obligations generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect the Global High Income Fund’s NAV.

The Global High Income Fund may enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Global High Income Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Global High Income Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

exist to resell such instruments. As a result, the Global High Income Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause the Global High Income Fund to lose money on its investment, which in turn could affect its returns. The Global High Income Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Global High Income Fund.

At October 31, 2013, there were three unfunded commitments which amounted to $27,296,626 of par and had cost and fair value of $18,160,446 and $17,237,641, respectively.

(g)	Securities Lending

Global Select Opportunities Fund, Select International Equity Fund, and Select International Equity Fund II have established securities lending agreements with State Street Bank and Trust Company (“State Street”) in which the Funds lend portfolio securities to a broker. In exchange, collateral consisting of either cash or U.S. government securities in an amount of at least 102% of the value of the U.S. securities loaned and 105% of the value of the foreign securities loaned will be maintained at all times. These Funds may loan securities to brokers, dealers, and financial institutions determined by the Adviser to be creditworthy, subject to certain limitations. Under these agreements, these Funds continue to earn income on the securities loaned. Collateral received is generally cash, and such Funds invest the cash in the State Street Navigator Securities Lending Prime Portfolio. These Funds receive any interest on the amount invested, but they must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, these Funds are subject to potential loss if any such Fund is delayed or prevented from exercising its right to dispose of the collateral. These Funds each bear risk in the event that invested collateral is not sufficient to meet obligations due on the loans. The security lending income net of the loan rebate fee for the Global Select Opportunities Fund, Select International Equity Fund and Select International Equity Fund II, amounted to $431, $193,817 and $90,874, respectively, for the year ended October 31, 2013 and is included in securities lending income in the Statement of Operations.

On April 29, 2013, the Adviser elected to suspend the securities lending program for the Funds pending a suitability review.

(h)	Security Transactions, Investment Income and Expenses

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the total NAV of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Distributions

Distributions from net investment income, if any, are declared and paid monthly for the Total Return Bond Fund and Global High Income Fund. Distributions from net investment income, if any, are declared and paid annually for the Global Select Opportunities Fund, Select International Equity Fund, and Select International Equity Fund II. The Funds will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains may be made at the discretion of the Boards of the Funds to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended (the "Code"), for certain undistributed amounts.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

(j)	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

3. Agreements and Transactions with Affiliates

(a)	Investment Adviser

Under the Investment Advisory Agreements with the Funds, effective May 22, 2013, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Boards. Prior to May 22, 2013, the Funds were managed by Artio Global Management LLC.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Global Select Opportunities Fund	On all assets	0.900%
Select International Equity Fund	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Select International Equity Fund II	Of the first $5 billion	0.900%
	On the next $2.5 billion	0.880%
	Over $7.5 billion	0.850%
Total Return Bond Fund	On all assets	0.350%
Global High Income Fund	Of the first $5 billion	0.650%
	On the next $2.5 billion	0.630%
	On the next $2.5 billion	0.600%
	Over $10 billion	0.590%

Effective May 21, 2013, the Adviser agreed to continue to waive a portion of its management fee for each of the Funds at the annual rate of 0.005% of the respective Funds’ average daily assets. The waiver may be terminated at any time by the Funds' Boards.

The Adviser has engaged the services of an affiliate as a subadviser pursuant to a subadvisory agreement (the “Subadviser”). The Subadviser manages a portion of certain of the Funds' investments and has responsibility for making all investment decisions for the portion of a Fund’s assets that it manages. Pursuant to the subadvisory agreement, the Adviser pays fees to the Subadviser. For the year ended October 31, 2013, the Adviser paid the following amounts to the Subadviser for its services to the respective Funds:

Fund	Subadviser	Amount
Global Select Opportunities Fund	Aberdeen Asset Managers Limited (“AAML”)	$21,936
Select International Equity Fund	AAML	1,862,917
Select International Equity Fund II	AAML	922,545

The Funds and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all Classes of the Funds from exceeding the amounts listed below. This limit excludes certain expenses, including any taxes, interest, brokerage commissions, and other expenditures which are capitalized in accordance with U.S. GAAP, and extraordinary expenses not incurred in the ordinary course of the Funds’ business. This contract is in effect until the earlier of (a) the termination of the Investment Advisory Agreement or (b) February 28, 2014.

Fund	Class A Limit	Class I Limit
Global Select Opportunities Fund	1.40%	1.15%
Total Return Bond Fund	0.69%	0.44%
Global High Income Fund	1.00%	0.75%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

For fees waived, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Boards on a quarterly basis (the “Reimbursement Requirements”).

If the Boards approve any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2013, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2011 (Expires 10/31/14)	Amount Fiscal Year 2012 (Expires 10/31/15)	Amount Fiscal Year 2013 (Expires 10/31/16)	Total*
Global Select Opportunities Fund	$116,491	$206,366	$141,446	$464,303
Select International Equity Fund	–	–	–	–
Select International Equity Fund II	–	–	–	–
Total Return Bond Fund	7,002	11,864	29,356	48,222
Global High Income Fund	129,674	13,138	67,765	210,577

*	Amounts reported are subject to expire throughout the respective 3-year expiration period presented above.

Amounts	listed as “–” are $0 or round to $0.

(b)	Brokerage Rebate Commission

The Funds listed below have entered into an agreement with State Street Global Markets, LLC whereby certain brokers will rebate, in cash, a portion of brokerage commissions. Rebated commissions are amounts earned by the Funds and are included with realized gain or loss on investment transactions presented in the Statement of Operations. For the year ended October 31, 2013, brokerage commissions rebated under these agreements were as follows:

Fund	Rebated Commissions
Global Select Opportunities Fund	$189
Select International Equity Fund	25,717
Select International Equity Fund II	25,090

4. Distributor and Shareholder Services

Effective May 22, 2013, the Funds and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Funds’ shares. Prior to May 22, 2013, Quasar Distributors, LLC (“Quasar”) was the Distributor of the Funds.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A shares may compensate certain financial institutions, including the Distributor, for certain distribution, shareholder servicing, administrative and accounting services. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds will adjust accruals accordingly for any unused or surplus balances on an annual basis. The Adviser may pay additional marketing and other distribution costs out of its profits.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Boards’ members and a majority of those Boards’ members who are not “interested persons” of the Funds and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2013, were as follows:

Fund	Purchases	Sales
Global Select Opportunities Fund	$30,087,300	$41,986,121
Select International Equity Fund	877,241,758	2,400,988,701
Select International Equity Fund II	535,546,871	1,412,644,487
Total Return Bond Fund	5,004,852,189	5,086,293,025
Global High Income Fund	1,449,110,653	2,215,920,702

6. Shares of Beneficial Interest

The Global Select Opportunities Fund may issue 50 billion shares of beneficial interest with a par value of $0.001 per share. The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $0.001 per share.

7. Investments in Affiliated Issuers

An affiliated issuer, as defined under 1940 Act, is one in which a Fund’s holdings of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of Funds’ investments in securities of these issuers for the period ended October 31, 2013, is set forth below:

Affiliate	Shares Held October 31, 2013	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Fair Value October 31, 2013
Aberdeen Select International Equity Fund
LEV Insurance	4,078,860	$–	$–	$–	$1,933,107
Sparki Eltos AD-Lovetch	1,321,370	–	5,772	–	358,219
Toza Markovic ad Kikinda	78,160	–	–	–	80,145
					$2,371,471

Affiliate	Shares Held October 31, 2013	Purchases (Cost)	Sales (Proceeds)	Dividend Income	Fair Value October 31, 2013
Aberdeen Global High Income Fund
Deep Ocean	1,427,968	$–	$–	$–	$32,749,750

8. Portfolio Investment Risks

(a)	Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

(b)	Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

(c)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Venezuela currently imposes foreign exchange controls which prohibit the Fund from repatriating dividends, interest, or other income from investments or proceeds from the sale of Venezuelan securities.

(d)	Risks Associated with Mortgage-backed Securities

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

(e)	Risks Associated with Asset-backed Securities

Payment of interest and repayment of principal may be impacted by the cash flows generated by the assets backing these securities. The value of a Fund's asset-backed securities may also be affected by changes in interest rates, the availability of information concerning the interests in and structure of the pools of purchase contracts, financing leases or sales agreements that are represented by these securities, the creditworthiness of the underlying securities or the servicing agent of the pool, the originator of the loans or receivables, or the entities that provide any supporting letters of credit, surety bonds, or other credit enhancements.

(f)	Risks Associated with Emerging Markets

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by a Fund. The limited liquidity of emerging country securities markets may also affect a Fund's ability to acquire or dispose of securities at the price and time it wishes to do so, which may negatively impact NAV.

(g)	Risks Associated with European Markets

A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Please read the prospectus for more detailed information regarding these and other risks.

9. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

2013 Annual Report

Notes to Financial Statements (continued)

October 31, 2013

10. Tax Information

As of October 31, 2013, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Select Opportunities Fund	$8,058,028	$435,541	$(179,994)	$255,547
Select International Equity Fund	725,056,047	43,603,897	(105,896,942)	(62,293,045)
Select International Equity Fund II	308,133,944	19,927,582	(7,229,082)	12,698,500
Total Return Bond Fund	1,729,344,032	30,543,149	(33,445,558)	(2,902,409)
Global High Income Fund	2,414,060,777	128,803,288	(37,081,848)	91,721,440

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Select Opportunities Fund	$187,778	$–	$187,778	$–	$–	$187,778
Select International Equity Fund	7,506,959	–	7,506,959	–	–	7,506,959
Select International Equity Fund II	25,691,817	–	25,691,817	–	87,115	25,778,932
Total Return Bond Fund	60,478,188	32,127,743	92,605,931	–	3,301,594	95,907,525
Global High Income Fund	181,064,496	10,883,785	191,948,281	–	–	191,948,281

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows (total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gain	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Global Select Opportunities Fund	$25,087	$–	$25,087	$–	$–	$25,087
Select International Equity Fund	88,666,220	–	88,666,220	–	–	88,666,220
Select International Equity Fund II	68,947,455	–	68,947,455	–	–	68,947,455
Total Return Bond Fund	89,456,105	20,297,797	109,753,902	–	–	109,753,902
Global High Income Fund	246,832,423	51,924,409	298,756,832	–	5,014,916	303,771,748

Annual Report 2013

Notes to Financial Statements (continued)

October 31, 2013

As of October 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistri- buted Tax Exempt Income	Undistri -buted Ordinary Income	Undistri- buted Long- Term Capital Gains	Accum- ulated Earnings	Distri- butions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Accumulated Capital and Other Losses**	Unrealized Appreciation/ Depreciation*	Total Accum- ulated Earnings (Deficit)
Global Select Opportunities Fund	$–	$107,020	$–	$107,020	$–	$–	$–	$(27,937,000)	$255,559	$(27,574,421)
Select International Equity Fund	–	12,327,507	–	12,327,507	–	–	–	(2,259,312,281)	(63,174,909)	(2,310,159,683)
Select International Equity Fund II	–	–	–	–	–	–	(25,913)	(2,720,144,132)	12,728,051	(2,707,441,994)
Total Return Bond Fund	–	–	–	–	–	–	(1,812,006)	–	(1,112,246)	(2,924,251)
Global High Income Fund	–	–	27,301,497	27,301,497	–	–	(1,223,044)	–	102,488,547	128,547,000

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.
**	As of October 31, 2013, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury obligations:

Fund	Amount	Expires
Global Select Opportunities Fund	$17,909,743	2016
Global Select Opportunities Fund	10,012,137	2017
Global Select Opportunities Fund	15,120	Unlimited Short-Term
Select International Equity Fund	314,780,611	2016
Select International Equity Fund	1,643,693,179	2017
Select International Equity Fund	279,988,563	Unlimited Long-Term
Select International Equity Fund	20,849,928	Unlimited Short-Term
Select International Equity Fund II	1,379,336,238	2016
Select International Equity Fund II	1,211,390,775	2017
Select International Equity Fund II	121,152,924	2018
Select International Equity Fund II	8,264,195	Unlimited Short-Term

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Global Select Opportunities Fund	$(25)	$2,496	$(2,471)
Select International Equity Fund	–	13,709,111	(13,709,111)
Select International Equity Fund II	(87,115)	(800,806)	887,921
Total Return Bond Fund	(3,301,594)	1,322,700	1,978,894
Global High Income Fund	–	3,198,575	(3,198,575)

2013 Annual Report

Notes to Financial Statements (concluded)

October 31, 2013

11. Significant Shareholders

As of October 31, 2013, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Global Select Opportunities Fund	56.8%	5
Select International Equity Fund	64.7	2
Select International Equity Fund II	57.4	5
Total Return Bond Fund	67.7	3
Global High Income Fund	68.2	7

12. Line of Credit

Aberdeen Global Select Opportunities Fund Inc. and Aberdeen Investment Funds (the "Borrowers") entered into a Credit Agreement (the "Agreement") with State Street Bank and Trust Company (the "Bank"). The Agreement provides for a revolving credit facility (the "Facility Amount") to be utilized for temporary or emergency purposes to find shareholder redemptions or for other short-term liquidity purposes. The Facility Amount was $250,000,000 for the period ending April 21, 2013 and $175,000,000 for the period April 22, 2013 through October 31, 2013. The Funds may draw up to their stated sublimit (subject to certain other limitations therein):

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate
Global Select Opportunities Fund	$5,000,000	$43,087	1.40%
Select International Equity Fund	175,000,000	2,876,680	1.39%
Select International Equity Fund II	175,000,000	745,880	1.39%
Total Return Bond Fund	50,000,000	–	–

In addition, the Global High Income Fund entered into a separate Credit Agreement (the “Global High Income Fund Credit Agreement”) with the Bank. The Global High Income Fund Credit Agreement provides for a Facility Amount to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

	Sublimit Amount	Average Outstanding Daily Balance	Average Weighted Interest Rate
Global High Income Fund	$250,000,000	$839,038	1.39%

Principal on each outstanding loan made under the Agreement and the Global High Income Fund Credit Agreement shall bear the interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day plus 1.25% and (b) the Overnight LIBOR Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.10% per annum on the daily unused portion of the Facility Amount.

13. Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), Disclosures about Offsetting Assets and Liabilities. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective for annual reporting periods beginning on or after January 1, 2013 (and interim periods within those annual periods). Reporting entities will be required to provide both net amounts (those that are offset) and gross information (as if amounts are not offset) in the notes to the financial statements for relevant assets and liabilities.

Management is currently evaluating the implications of this ASU and its impact on the financial statements has not been determined.

14. Subsequent Events

On December 12, 2013, the Funds’ Boards of Trustees approved changing the name of Class I Shares of the Trust and the Global Select Opportunities Fund to Institutional Class Shares, effective as of February 28, 2014. Fees and expenses associated with Class I Shares will not be impacted as a result of the change in name to Institutional Class Shares.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures and/or adjustments other than that noted above were required to the Financial Statements as of October 31, 2013.

Annual Report 2013

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Investment Funds or a stockholder of Aberdeen Global Select Opportunities Fund Inc. (the "Funds"), you incur ongoing costs, including investment advisory fees, shareholder service fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2013 and continued to hold your shares at the end of the reporting period, October 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value, May 1, 2013	Actual Ending Account Value, October 31, 2013	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Global Select Opportunities Fund Inc.
Class A	$1,000.00	$1,058.20	$1,018.65	$6.74	$6.61	1.30%
Class I	$1,000.00	$1,059.00	$1,019.36	$6.02	$5.90	1.16%
Aberdeen Select International Equity Fund
Class A	$1,000.00	$1,036.20	$1,019.01	$6.31	$6.26	1.23%
Class I	$1,000.00	$1,037.50	$1,020.22	$5.08	$5.04	0.99%
Aberdeen Select International Equity Fund II
Class A	$1,000.00	$1,035.70	$1,019.06	$6.26	$6.21	1.22%
Class I	$1,000.00	$1,038.30	$1,020.27	$5.03	$4.99	0.98%
Aberdeen Total Return Bond Fund
Class A	$1,000.00	$964.40	$1,021.83	$3.32	$3.41	0.67%
Class I	$1,000.00	$965.50	$1,023.04	$2.13	$2.19	0.43%
Aberdeen Global High Income Fund
Class A	$1,000.00	$1,022.20	$1,020.27	$5.00	$4.99	0.98%
Class I	$1,000.00	$1,024.20	$1,021.48	$3.78	$3.77	0.74%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2013 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

Aberdeen Global Select Opportunities Fund Inc.

and

The Shareholders and Board of Trustees

Aberdeen Investment Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Aberdeen Global Select Opportunities Fund Inc. and Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, each a series of Aberdeen Global Investment Funds, (collectively, the “Funds”) as of October 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aberdeen Global Select Opportunities Fund Inc. and Aberdeen Select International Equity Fund, Aberdeen Select International Equity Fund II, Aberdeen Total Return Bond Fund, and Aberdeen Global High Income Fund, each a series of Aberdeen Global Investment Funds as of October 31, 2013, and the results of their operations, the changes in their net assets and the financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, MA

December 24, 2013

Annual Report 2013

Other Tax Information (Unaudited)

For the period ended October 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed as a maximum rate of 15%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

During the year ended October 31, 2013, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Total Return Bond Fund	$32,127,743
Global High Income Fund	10,883,785

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2013. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2013) was as follows:

Fund	Foreign Tax
Select International Equity Fund	0.06870
Select International Equity Fund II	0.03331

For the year ended October 31, 2013, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Global Select Opportunities Fund	100.00%
Select International Equity Fund	100.00%
Select International Equity Fund II	42.25%
Global High Income Fund	1.58%

For the taxable year ended October 31, 2013, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Global Select Opportunities Fund	99.00%
Global High Income Fund	1.58%

2013 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2013

Board of Directors/Trustees and Officers of the Funds

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Directors/Trustees Who are Not Interested Persons (as Defined in the 1940 Act) of the Funds
Antoine Bernheim**** 1953	Trustee of the Trust since November 2004; Director of GSOF since July 1990; Chairman of the Fund Complex since December 2008.	President, Dome Capital Management, Inc., 1984 – present (investment advisory firm); Chairman, Dome Securities Corp., 1995 – 2012 (broker/dealer); President, The U.S. Offshore Funds Directory, 1990 – present (publishing)	5	None
Thomas Gibbons**** 1947	Trustee of the Trust since November 2004; Director of GSOF since December 1993.	President, Cornerstone Associates Management, 1987 – present (consulting firm)	5	None
Cynthia Hostetler**** 1962	Trustee of the Trust since September 2011; Director of GSOF since November 2010.	Member of the Board of Directors of the Edgen Group (energy), 2012 – 2013, and TriLinc Global Impact Fund, 2013 – present; Vice President of Investment Funds, Overseas Private Investment Corporation, 2001 – 2009; President, First Manhattan Bancorporation, 1991 – 2006	5	Director, Edgen Group (NYSE: EDG) 2012 – 2013; Director, TriLinc Global Impact Fund, 2013 – present.
Robert S. Matthews**** 1943	Trustee of the Trust since June 1992; Director of GSOF since June 2002.	Managing Partner, Matthews & Co. , 1990 – present (certified public accounting firm)	5	Trustee, Allstate Financial Investment Trust, 2008 – 2009, (investment company).
Peter Wolfram**** 1953	Trustee of the Trust since June 1992; Director of GSOF since November 2004.	Partner, Kelley Drye & Warren LLP, 1983 –present (law firm)	5	None

*	Each Director/Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of four portfolios, Aberdeen Global Select Opportunities Fund Inc., Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and The Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Director/Trustee may be contacted by writing to the Director/Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.

Annual Report 2013

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Directors/Trustees Who are Interested Persons (as Defined in the 1940 Act) of the Funds
Gary Marshall****† 1961	President, Chief Executive Officer and Trustee of the Trust since 2013; President, Chief Executive Officer and Director of GSOF since 2013.	Head of Americas since January 2010, which role includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive of Aberdeen Asset Management Inc. and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.	5	None

*	Each Director/Trustee serves during the lifetime of the Funds or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds’ shareholders/stockholders and until the election and qualification of his or her successor. The current retirement age is 75.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of four portfolios, Aberdeen Global Select Opportunities Fund Inc., Aberdeen Funds, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc. and The Japan Equity Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Director/Trustee may be contacted by writing to the Director/Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Marshall is considered to be an “interested person” of the Funds as defined in the 1940 Act because of his affiliation with the Adviser.

Mr. Anthony Williams resigned as an Interested Director of the Fund on May 22, 2013.

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1,2]	Principal Occupation During Past 5 Years
Officers of the Funds
Jeffrey Cotton* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1977	Chief Compliance Officer and Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Vice President and Head of Compliance – US for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).
Sofia Rosala* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 1974	Deputy Chief Compliance Officer Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Deputy Chief Compliance Officer for the Funds and U.S. Counsel for Aberdeen Asset Management Inc. (since July 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate with Morgan, Lewis and Bockius from May 2008 – April 2011.

2013 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1,2]	Principal Occupation During Past 5 Years
Andrea Melia* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 1969	Chief Financial Officer & Treasurer Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1974	Assistant Secretary and Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1971	Chief Legal Officer and Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1974	Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Stephen Docherty* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1970	Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Head of Global Equities for Aberdeen Asset Managers Limited. Mr. Docherty joined Aberdeen Asset Managers Limited in 1994.
Greg Hopper Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1957	Vice President Officer of the Trust since 2002; Officer of GSOF since 2002.	Senior Portfolio Manager, High Yield, Aberdeen Asset Management Inc. since 2013. Prior to joining Aberdeen, Mr. Hopper served as Senior Vice President (2009 – 2013) and First Vice President of Artio Global Management LLC (2002 – 2009).
Jennifer Nichols* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1978	Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Global Head of Legal for Aberdeen. Director, Vice President for Aberdeen Asset Management Inc. (since October 2006).
Donald Quigley Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1965	Vice President Officer of the Trust since 2001.	Senior Portfolio Manager, Aberdeen Asset Management Inc. since 2013. Prior to joining Aberdeen, Mr. Quigley served as Senior Vice President and Head of Global Fixed-Income of Artio Global Management LLC (2001 – 2013).

Annual Report 2013

Management of the Funds (Unaudited) (concluded)

As of October 31, 2013

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office[1,2]	Principal Occupation During Past 5 Years
Andrew Smith Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1968	Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Chief Operating Officer – Americas for Aberdeen Asset Management Inc. Mr. Smith joined Aberdeen Asset Management Inc. in 1987 and has served in various financial roles throughout his career.
Hugh Young* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1958	Vice President Officer of the Trust since 2013; Officer of GSOF since 2013.	Global Head of Equities and a member of the Executive Management Committee of Aberdeen Asset Management PLC (since 1991). He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991.
Michael McVoy c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202 1957	Anti-Money Laundering and Identity Theft Officer Officer of the Trust since 2004; Officer of GSOF since 2004.	Chief Compliance Officer for U.S. Bancorp (2002 – present) and Senior Vice President and Risk Manager for U.S. Bancorp (1999 – present).
Julie Tedesco State Street Bank and Trust Company 4 Copley Place, 5th Floor, CPH0326 Boston, Massachusetts, 02116 1957	Secretary Officer of the Trust since 2013; Officer of GSOF since 2013.	Senior Vice President and Senior Managing Counsel, State Street Bank and Trust Company (since 2000).
Pamela Wade* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 1971	Assistant Secretary Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).
Brian O’Neill* Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 1968	Assistant Treasurer Officer of the Trust since 2013; Officer of GSOF since 2013.	Currently, Senior Fund Administration Manager – US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

[1]	Each officer of the Global Select Opportunities Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
[2]

Pursuant to the Trust’s By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

*	Mr. Cotton, Ms. Rosala, Ms. Melia, Mr. O’Neill, Ms. Kennedy, Ms. Sitar, Mr. Goodson, Mr. Young, Ms. Wade and Ms. Nichols hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., the Aberdeen Funds, The Japan Equity Fund, Inc., each of which may also be deemed to be a part of the same “Fund Complex” as the Funds.

2013 Annual Report

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0377-AR

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the period covered by this report, and related to the approval of a new investment adviser to the Fund and approval of new officers of the Fund, the registrant adopted a new code of ethics that applies to the registrant’s President/Chief Executive Officer and Chief Financial Officer pursuant to the Sarbanes-Oxley Act of 2002, which replaces the prior code of ethics. The new code of ethics is attached hereto as Exhibit 12(a)(1).

During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the codes of ethics.

Item 3. Audit Committee Financial Expert.

(a)

(1) The Board of Directors of the registrant has determined that the registrant has one Board member serving on the Audit Committee that possesses the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Mr. Robert S. Matthews is the registrant’s audit committee financial expert. The Board also determined that Mr. Matthews is not an “interested person” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate audit fees billed for professional services rendered by the principal independent registered public accounting firm, KPMG LLP, for the audit of the registrant’s annual financial statements were $24,500 and $24,500, respectively.

(b)	Audit-Related Fees.

For the fiscal year ended October 31, 2012, the aggregate audit fees billed by KPMG LLP for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $4,100. There were no audit-related fees billed for the fiscal year ended October 31, 2013.

(c)	Tax Fees.

The aggregate fees billed for professional services rendered by KPMG LLP for the review of Form 1120-RIC, Form 8613, and review of excise tax distribution calculations for the fiscal years ended October 31, 2013 and October 31, 2012 were $10,000 and $10,000, respectively.

(d)	All Other Fees.

There were no other fees billed by KPMG LLP for the fiscal year ended October 31, 2012. There were no other fees billed by KPMG LLP for the fiscal year ended October 31, 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s audit committee pre-approves all audit and non-audit services to be performed by the registrant’s accountant before the accountant is engaged by the registrant to perform such services.

(e)

(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

(f) Not applicable.

(g) The aggregate non-audit fees billed by KPMG LLP to the registrant for the fiscal years ended October 31, 2013 and October 31, 2012 were $10,000 and $10,000, respectively. The aggregate non-audit fees billed by KPMG to the registrant, the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the registrant for the fiscal years ended October 31, 2013 and October 31, 2012 were $601,055 and $1,697,986, respectively.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

  Not applicable to this registrant.

Item 6. Schedule of Investments

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this

Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

  Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

  Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

  (a)(1) Code of Ethics is attached hereto.

  (a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

  (a)(3) Not applicable

(b)

Certifications of the registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(b) under the 1940 Act are attached hereto. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not being filed as part of the Form N-CSR with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Select Opportunities Fund Inc.

By:	/s/ Gary Marshall
Gary Marshall, Principal Executive Officer

Date: January 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary Marshall
Gary Marshall, Principal Executive Officer

Date: January 7, 2014

By:	/s/ Andrea Melia
Andrea Melia, Principal Financial Officer

Date: January 7, 2014